UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholder

Columbia High Yield Fund,
Variable Series

(formerly Nations High Yield Bond Portfolio)

Columbia Funds Variable Insurance Trust I

Class A

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class A	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,086.10	$3.15
Hypothetical**	$1,000.00	$1,022.18	$3.06

*  Expenses are equal to the annualized expense ratio of 0.60% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia High Yield
Fund, Variable Series

Portfolio management

High Yield Portfolio Management Team,

J. Matthew Philo
MacKay Shields LLC

Performance

Growth of $10,000 investment

The chart represents a hypothetical investment in Columbia High Yield Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia High Yield Fund, VS — A	11.25%	11.16%	8.92%
Credit Suisse High Yield Index	11.91%	11.07%	8.59%

*Class A inception date is July 7, 2000.

Credit Suisse High Yield since inception returns as of June 30, 2000

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment of relatively strong economic growth and low interest rates, high-yield bonds benefited from the lowest default rate in history and a global appetite for the higher yields that riskier assets provide. Defaulted, distressed and lower-tier securities were the best performing areas of the high-yield market. Because we believed that investors were paying too much for the yields offered on the lowest quality highest-yielding bonds, we focused on better quality assets. Decisions about sector weights and security selection helped the fund outperform its benchmark the Credit Suisse High Yield Index1 and peer group, the Lipper High Current Yield Variable Underlying Funds Classification average2.

Airline, automotive and communications industries led performance

The fund had more exposure than the index to the airline sector. The sector had its biggest surge late in the year when US Airways announced a take-over bid for Delta Air Lines. This action created a rally in all airline bonds, including the fund's position in Delta. Speculation that the merger would reduce capacity and lead to higher profitability for the industry helped boost the value of Delta bonds. The fund's position in Northwest Airlines also benefited.

The fund was also overweight in the automotive sector, where General Motors (GMAC) was the top performer. Following the sale of General Motors' 51% stake in the company, GMAC's credit rating rose. The higher rating provided GMAC with easier and cheaper access to the capital markets. Goodyear Tire & Rubber, Tenneco Automotive and Ford Motor Credit also delivered solid returns. In the telecommunications industry, Qwest and Lucent Technologies bonds gained ground. In the energy sector, El Paso Natural Gas, Calpine — an electric power generating company — and ANR Pipeline added to return. Georgia Pacific, a producer of paper products, was also one of the top contributors to fund performance.

Disappointments were scattered across several sectors

Although selected energy companies were among the fund's best performers, the fund lagged the index in energy because it had more exposure than the index to the sector. A weak return from Peabody Energy also had a significant negative impact on results.

While the fund's underweight in gaming and leisure, a poorly performing industry, was positive, Station Casinos fell considerably short of our expectations and subsequently the position was sold at the end of the period. A similar situation occurred in the fund's position in health care. The health care industry underperformed, and the fund's underweight in the sector benefited return, but our investment in HCA lost ground.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Columbia High Yield
Fund, Variable Series (Continued)

As a result of uncertainty surrounding HCA, we trimmed the fund's exposure to the security.

An underweight in the cable/wireless video communications industry, which was among the year's top performers, also detracted from performance as did disappointment from certain individual holdings: Magnachip Semiconductor, which suffered because of weak earnings reports and forecasts; Ainsworth Lumber; publishing company Haights Cross; automotive supplier Collins & Aikman; communications company Quebecor Media and theme park company Six Flags, which was sold.

Maintaining a portfolio of higher quality high-yield securities

With a three percentage point difference in yield between Treasurys and the high-yield market, we believe that high-yield, as a whole, may be fairly valued. As a result, we are concerned that current yields offered by the lowest tier securities may not offer enough compensation for the risk they carry. In this environment, we plan to maintain a conservative portfolio that focuses on higher quality high-yield securities.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

3

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio  December 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 87.0%
	Basic materials — 8.0%
	Chemicals — 3.4%
	CPG International I, Inc.
$1,035,000	10.500% 07/01/13	$1,054,406
290,000	12.390% 07/01/12(a)	295,800
	EquiStar Chemicals LP
250,000	7.550% 02/15/26	237,500
785,000	10.125% 09/01/08	834,062
1,520,000	10.625% 05/01/11	1,618,800
205,000	Millennium America, Inc. 7.625% 11/15/26	187,063
	Mosaic Co.
645,000	7.375% 12/01/14(b)	661,931
775,000	7.625% 12/01/16(b)	803,094
390,000	NOVA Chemicals Corp. 8.502% 11/15/13(a)	390,000
910,000	Phibro Animal Health Corp. 10.000% 08/01/13(b)	944,125
1,880,000	Terra Capital, Inc. 12.875% 10/15/08	2,096,200
670,000	Tronox Worldwide LLC/ Tronox Finance Corp. 9.500% 12/01/12	705,175
		9,828,156
	Forest products & paper — 3.3%
160,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	131,200
95,000	Bowater Canada Finance 7.950% 11/15/11	93,100
	Bowater, Inc.
1,195,000	9.375% 12/15/21	1,195,000
10,000	9.500% 10/15/12	10,350
	Georgia-Pacific Corp.
1,735,000	7.000% 01/15/15(b)	1,730,662
130,000	7.250% 06/01/28	126,100
155,000	7.375% 12/01/25	151,125
280,000	7.750% 11/15/29	279,300
3,255,000	8.000% 01/15/24	3,303,825
585,000	8.875% 05/15/31	618,638
320,000	Glatfelter 7.125% 05/01/16	321,600
1,873,000	Smurfit Capital Funding PLC 7.500% 11/20/25	1,788,715
		9,749,615
	Iron/steel — 1.1%
300,000	Allegheny Ludlum Corp. 6.950% 12/15/25	306,000
1,635,000	Allegheny Technologies, Inc. 8.375% 12/15/11	1,749,450
245,000	UCAR Finance, Inc. 10.250% 02/15/12	258,169
770,000	United States Steel Corp. 9.750% 05/15/10	819,087
		3,132,706

Par			Value
		Metals & mining — 0.2%
	$720,000	Aleris International, Inc. 7.750% 12/19/13(c)	$723,154
			23,433,631
		Communications — 16.5%
		Media — 8.1%
	1,546,648	CanWest Media, Inc. 8.000% 09/15/12	1,614,314
	120,000	Dex Media East LLC 12.125% 11/15/12	132,150
	1,640,000	Dex Media West LLC 9.875% 08/15/13	1,787,600
	325,000	Houghton Mifflin Co. 7.200% 03/15/11	328,250
		ION Media Networks, Inc.
	505,000	8.624% 01/15/12(a)(b)	511,313
	2,320,000	11.624% 01/15/13(a)(b)	2,349,000
	3,325,000	Lamar Media Corp. 7.250% 01/01/13	3,387,344
	110,000	Medianews Group, Inc. 6.875% 10/01/13	99,550
	1,480,000	Morris Publishing Group LLC 7.000% 08/01/13	1,402,300
		Nielsen Finance LLC
	1,865,000	8.125% 08/09/13(a)(c)	1,877,178
	315,000	10.000% 08/01/14(b)	341,381
	2,160,000	Quebecor Media, Inc. 7.750% 03/15/16	2,205,900
	585,000	R.H. Donnelley Finance Corp. 10.875% 12/15/12(b)	637,650
	1,345,000	R.H. Donnelley, Inc. 10.875% 12/15/12	1,466,050
		Rogers Cable, Inc.
	750,000	6.250% 06/15/13(d)	755,625
	1,590,000	7.875% 05/01/12	1,718,590
CAD	365,000	Shaw Communications, Inc. 7.500% 11/20/13	341,325
	$650,000	Sinclair Broadcast Group, Inc. 8.750% 12/15/11	678,438
	275,000	Sun Media Corp. 7.625% 02/15/13	278,781
	1,475,000	Videotron Ltee 6.375% 12/15/15	1,441,812
	280,000	Ziff Davis Media, Inc. 11.571% 05/01/12(a)	266,350
			23,620,901
		Telecommunication services — 8.4%
	770,000	Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 06/15/13	829,675
	103,096	Colo.Com, Inc. 13.875% 03/15/10(b)(e)(f)(g)	—

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Telecommunication services — (continued)
	Dobson Cellular Systems, Inc.
$80,000	8.375% 11/01/11	$84,300
1,615,000	8.375% 11/01/11(b)	1,701,806
135,000	9.875% 11/01/12	147,150
945,000	GCI, Inc. 7.250% 02/15/14	937,912
460,000	Inmarsat Finance II PLC (h) 11/15/12 (10.375% 11/15/08)	423,775
650,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	659,750
81,000	Loral Cyberstar, Inc. 10.000% 07/15/06(e)(f)	—
	Lucent Technologies, Inc.
180,000	5.500% 11/15/08	178,200
5,440,000	6.450% 03/15/29	5,018,400
80,000	6.500% 01/15/28	73,800
655,000	Millicom International Cellular SA 10.000% 12/01/13	713,950
1,105,000	Nortel Networks Ltd. 10.750% 07/15/16(b)	1,208,594
	PanAmSat Corp
385,000	9.000% 08/15/14	406,656
730,000	9.000% 06/15/16(b)	772,888
1,395,000	Qwest Communications International, Inc. 7.250% 02/15/11	1,426,387
	Qwest Corp.
1,420,000	5.625% 11/15/08	1,421,775
350,000	6.950% 06/30/10(c)(d)	357,438
2,885,000	7.200% 11/10/26	2,906,637
220,000	7.250% 09/15/25	226,050
2,305,000	8.875% 03/15/12	2,567,194
715,000	8.875% 06/01/31	745,388
185,000	Rogers Cantel, Inc. 9.750% 06/01/16	232,175
	Rogers Wireless, Inc.
340,000	7.500% 03/15/15	368,900
940,000	8.000% 12/15/12	1,003,450
145,000	9.625% 05/01/11	164,575
170,000	UbiquiTel Operating Co. 9.875% 03/01/11	183,600
		24,760,425
		48,381,326
	Consumer cyclical — 13.3%
	Airlines — 2.5%
	Delta Air Lines, Inc.
1,845,000	8.300% 12/15/29(g)	1,236,150
215,000	9.250% 12/27/07(g)	142,438
280,000	9.250% 03/15/22(g)	185,500
1,535,000	9.750% 05/15/21(g)	1,016,937
285,000	10.000% 08/15/08(g)	188,813
1,705,000	10.125% 05/15/10(g)	1,138,087

Par		Value
	Airlines — (continued)
$470,000	10.375% 02/01/11(g)	$312,550
275,000	10.375% 12/15/22(g)	182,188
	Northwest Airlines, Inc.
465,000	7.875% 03/15/08(g)	437,100
35,000	8.700% 03/15/07(g)	33,075
410,000	9.875% 03/15/07(g)	395,650
2,265,000	10.000% 02/01/09(g)	2,140,425
		7,408,913
	Apparel — 0.4%
1,265,000	Unifi, Inc. 11.500% 05/15/14(b)	1,163,800
	Auto parts & equipment — 2.0%
620,000	Collins & Aikman Products Co. 12.875% 08/15/12(b)(g)	775
	Goodyear Tire & Rubber Co.
130,000	6.375% 03/15/08	129,512
500,000	8.140% 04/30/10(a)(c)(d)	505,625
55,000	8.500% 03/15/07	55,069
710,000	8.625% 12/01/11(b)	733,075
905,000	11.250% 03/01/11	1,000,025
	Lear Corp.
540,000	8.500% 12/01/13(b)	523,800
540,000	8.750% 12/01/16(b)	521,775
	Tenneco Automotive, Inc.
1,505,000	8.625% 11/15/14	1,535,100
120,000	10.250% 07/15/13	131,400
720,000	TRW Automotive, Inc. 9.375% 02/15/13	772,200
		5,908,356
	Entertainment — 0.9%
70,000	Isle of Capri Casinos, Inc. 9.000% 03/15/12	73,150
895,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(b)	874,862
63,645	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(e)	62,372
1,645,000	WMG Acquisition Corp. 7.375% 04/15/14	1,628,550
		2,638,934
	Leisure time — 0.4%
	Town Sports International, Inc.
1,154,000	(h) 02/01/14 (11.000% 02/01/09)	1,005,422
135,000	9.625% 04/15/11	142,594
		1,148,016
	Lodging — 4.5%
	Boyd Gaming Corp.
560,000	6.750% 04/15/14	558,600
1,065,000	7.750% 12/15/12	1,100,944
	Caesars Entertainment, Inc.
685,000	7.875% 03/15/10	714,113
430,000	8.875% 09/15/08	448,275
935,000	9.375% 02/15/07	937,337

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Lodging — (continued)
$665,000	Chukchansi Economic Development Authority 8.000% 11/15/13(b)	$690,769
525,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(b)	562,406
	Gaylord Entertainment Co.
490,000	6.750% 11/15/14	486,325
960,000	8.000% 11/15/13	996,000
1,435,000	Jacobs Entertainment, Inc. 9.750% 06/15/14	1,456,525
	Mandalay Resort Group
225,000	9.500% 08/01/08	236,250
15,000	10.250% 08/01/07	15,356
	MGM Mirage
1,850,000	6.000% 10/01/09	1,845,375
1,005,000	8.500% 09/15/10	1,075,350
190,000	9.750% 06/01/07	192,375
	Mohegan Tribal Gaming Authority
665,000	6.375% 07/15/09	665,000
235,000	7.125% 08/15/14	238,231
	MTR Gaming Group, Inc.
680,000	9.000% 06/01/12	697,000
105,000	9.750% 04/01/10	110,775
40,000	San Pasqual Casino 8.000% 09/15/13(b)	41,100
255,000	Starwood Hotels & Resorts Worldwide, Inc. 7.375% 05/01/07	256,042
		13,324,148
	Retail — 1.9%
270,000	Harry & David Holdings, Inc. 9.000% 03/01/13	263,385
175,000	Jafra Cosmetics International, Inc./Distribuidora Comercial Jaffra SA de CV 10.750% 05/15/11	187,031
2,315,000	Jean Coutu Group, Inc. 8.500% 08/01/14	2,329,469
575,000	Pantry, Inc. 7.750% 02/15/14	578,594
885,000	Rite Aid Corp. 7.500% 01/15/15	876,150
651,000	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	679,481
590,000	Toys R Us, Inc. 7.625% 08/01/11	542,800
		5,456,910
	Textiles — 0.7%
1,840,000	INVISTA 9.250% 05/01/12(b)	1,973,400
		39,022,477

Par		Value
	Consumer non-cyclical — 9.2%
	Agriculture — 1.0%
	Reynolds American, Inc.
$1,525,000	7.625% 06/01/16	$1,615,789
1,240,000	7.750% 06/01/18	1,316,325
		2,932,114
	Beverages — 0.5%
	Constellation Brands, Inc.
575,000	8.000% 02/15/08	587,938
1,000,000	8.125% 01/15/12	1,040,000
		1,627,938
	Commercial services — 1.3%
160,000	Cardtronics, Inc. 9.250% 08/15/13	168,400
300,000	Chemed Corp. 8.750% 02/24/11	310,500
235,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	229,125
975,000	Knowledge Learning Corp., Inc. 7.750% 02/01/15(b)	933,562
980,000	Language Line Holdings, Inc. 11.125% 06/15/12	1,019,200
110,000	Phoenix Color Corp. 11.000% 02/01/09	107,938
430,000	Protection One Alarm Monitoring 8.125% 01/15/09	419,250
170,000	Vertis, Inc. 9.750% 04/01/09	175,100
550,000	Vertrue, Inc. 9.250% 04/01/14	577,500
		3,940,575
	Food — 1.2%
	Chiquita Brands International, Inc.
1,360,000	7.500% 11/01/14	1,244,400
520,000	8.875% 12/01/15	497,900
795,000	Dean Foods Co. 8.150% 08/01/07	804,937
385,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	394,144
710,000	Swift & Co. 10.125% 10/01/09	722,425
		3,663,806
	Healthcare products — 0.6%
650,000	Encore Medical Finance LLC/ Encore Medical Finance Corp. 11.750% 11/15/14(b)	645,125
995,000	Hanger Orthopedic Group, Inc. 10.250% 06/01/14	1,027,337
		1,672,462
	Healthcare services — 3.6%
1,730,000	Ameripath, Inc. 10.500% 04/01/13	1,872,725
1,473,594	BHM Technology 8.437% 07/21/13(c)	1,416,492

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Healthcare services — (continued)
	Fisher Scientific International, Inc.
$195,000	6.125% 07/01/15	$192,779
1,725,000	6.750% 08/15/14	1,758,834
	HCA, Inc.
140,000	6.300% 10/01/12	128,100
1,320,000	9.250% 11/15/16(b)	1,414,050
425,000	Skilled Healthcare Group 11.000% 01/15/14(b)	467,500
	Talecris Biotherapeutics
475,000	10.500% 12/06/13(c)	476,781
955,000	13.500% 12/06/14(c)	956,194
	Triad Hospitals, Inc.
775,000	7.000% 05/15/12	788,563
1,100,000	7.000% 11/15/13	1,106,875
		10,578,893
	Household products/ wares — 0.4%
455,000	ACCO Brands Corp. 7.625% 08/15/15	447,038
555,000	Jarden Corp. 9.750% 05/01/12	586,912
		1,033,950
	Pharmaceuticals — 0.6%
610,000	Angiotech Pharmaceuticals, Inc. 7.750% 04/01/14(b)	530,700
595,000	NBTY, Inc. 7.125% 10/01/15	583,100
	Warner Chilcott Corp.
354,619	Series B, 7.614% 01/18/12(a)(c)(d)	356,076
97,361	Series C, 7.614% 01/18/12(a)(c)(d)	97,761
77,922	Warner Chilcott Dovonex Delayed Draw 7.614% 01/18/12(a)(c)	78,117
		1,645,754
		27,095,492
	Diversified — 0.2%
	Holding companies — 0.1%
295,000	Kansas City Southern Railway 9.500% 10/01/08	308,275
	Holding companies — diversified — 0.1%
315,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	323,278
		631,553
	Energy — 12.7%
	Coal — 0.7%
740,000	Massey Energy Co. 6.875% 12/15/13	695,600
	Peabody Energy Corp.
825,000	7.375% 11/01/16	878,625
275,000	7.875% 11/01/26	295,625
		1,869,850

Par		Value
	Oil & gas — 5.9%
$1,615,000	Chaparral Energy, Inc. 8.500% 12/01/15	$1,606,925
	Chesapeake Energy Corp.
1,565,000	6.375% 06/15/15	1,549,350
185,000	6.875% 11/15/20	181,763
735,000	7.500% 09/15/13	765,319
550,000	7.750% 01/15/15	572,687
395,000	Compton Petroleum Corp. 7.625% 12/01/13	381,175
1,325,000	El Paso Production Holding Co. 7.750% 06/01/13	1,386,281
350,000	Forest Oil Corp. 8.000% 12/15/11	364,000
	Hilcorp Energy LP/Hilcorp Finance Co.
550,000	9.000% 06/01/16(b)	581,625
172,000	10.500% 09/01/10(b)	184,040
1,195,000	Mariner Energy, Inc. 7.500% 04/15/13	1,159,150
1,345,000	Newfield Exploration Co. 6.625% 04/15/16	1,338,275
325,000	Parker Drilling Co. 9.625% 10/01/13	356,281
615,000	Petroquest Energy, Inc. 10.375% 05/15/12	647,287
	Pogo Producing Co.
595,000	6.625% 03/15/15	566,738
1,195,000	6.875% 10/01/17	1,141,225
555,000	8.250% 04/15/11	568,875
1,555,000	Pride International, Inc. 7.375% 07/15/14	1,605,537
415,000	Tesoro Corp. 6.625% 11/01/15	411,888
235,000	Venoco, Inc. 8.750% 12/15/11	232,063
800,000	Vintage Petroleum, Inc. 8.250% 05/01/12	839,553
945,000	Whiting Petroleum Corp. 7.000% 02/01/14	942,637
		17,382,674
	Oil & gas services — 1.3%
1,215,000	Allis-Chalmers Energy, Inc. 9.000% 01/15/14	1,221,075
925,000	Complete Production Services, Inc. 8.000% 12/15/16(b)	948,125
1,755,000	Grant Prideco, Inc. 6.125% 08/15/15	1,711,125
		3,880,325
	Pipelines — 4.8%
	ANR Pipeline Co.
270,000	7.375% 02/15/24	302,685
25,000	8.875% 03/15/10	26,227
1,983,000	9.625% 11/01/21	2,631,493
330,000	Atlas Pipeline Partners LP 8.125% 12/15/15	339,075

See Accompanying Notes to Financial Statements.
7

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Pipelines — (continued)
$570,000	Colorado Interstate Gas Co. 6.800% 11/15/15	$592,676
105,000	El Paso Corp. 7.800% 08/01/31	114,712
	El Paso Natural Gas Co.
4,435,000	7.500% 11/15/26	4,970,553
295,000	7.625% 08/01/10	308,275
115,000	8.375% 06/15/32	139,258
115,000	8.625% 01/15/22	139,275
	MarkWest Energy Partners LP
1,155,000	6.875% 11/01/14	1,114,575
640,000	8.500% 07/15/16(b)	665,600
150,000	Northwest Pipeline Corp. 7.125% 12/01/25	152,062
115,000	Pacific Energy Partners LP/ Pacific Energy Finance Corp. 7.125% 06/15/14	118,014
	Southern Natural Gas Co.
1,520,000	7.350% 02/15/31	1,673,134
345,000	8.000% 03/01/32	403,133
300,000	8.875% 03/15/10	314,727
		14,005,474
		37,138,323
	Financials — 9.4%
	Banks — 0.1%
355,000	Fremont General Corp. 7.875% 03/17/09	351,450
	Diversified financial services — 6.9%
250,000	Alamosa Delaware, Inc. 11.000% 07/31/10	270,146
1,830,000	American Real Estate Partners LP/American Real Estate Finance Corp. 7.125% 02/15/13	1,839,150
490,000	AMR Real Estate 8.125% 06/01/12	505,925
	Cedar Brakes LLC
113,911	8.500% 02/15/14(b)	123,071
239,395	9.875% 09/01/13(b)	265,142
	Ford Motor Credit Co.
2,870,000	7.375% 10/28/09	2,876,113
305,000	7.875% 06/15/10	307,533
	General Motors Acceptance Corp.
3,660,000	6.750% 12/01/14	3,759,307
4,160,000	8.000% 11/01/31	4,775,963
	LaBranche & Co., Inc.
425,000	9.500% 05/15/09	446,250
2,155,000	11.000% 05/15/12	2,322,012
740,000	MXEnergy Holdings, Inc. 13.052% 08/01/11(a)(b)	717,800
235,000	Rainbow National Services LLC 10.375% 09/01/14(b)	261,144

Par			Value
		Diversified financial services — (continued)
	$1,055,000	Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13(b)	$1,057,638
		Vanguard Health Holding Co. LLC
	655,000	(h) 10/01/15 (11.250% 10/01/09)	504,350
	155,000	9.000% 10/01/14	156,938
			20,188,482
		Insurance — 0.4%
	580,000	Crum & Forster Holdings Corp. 10.375% 06/15/13	627,850
		Fairfax Financial Holdings Ltd.
	105,000	7.375% 04/15/18	96,862
	260,000	7.750% 07/15/37	237,900
	40,000	8.250% 10/01/15	39,400
	15,000	8.300% 04/15/26	14,925
	140,000	Lindsey Morden Group, Inc. 7.000% 06/16/08	103,846
		Lumbermens Mutual Casualty
CAD	30,000	8.450% 12/01/97(b)(g)	75
	$645,000	9.150% 07/01/26(b)(g)	1,613
			1,122,471
		Real estate — 0.7%
		LNR Property Corp.
	205,000	8.120% 07/12/09(a)(c)	205,256
	1,715,000	8.120% 07/12/11(a)(c)	1,720,008
	205,000	8.370% 07/12/09(a)(c)	204,104
			2,129,368
		Real estate investment trusts (REITs) — 1.3%
		Crescent Real Estate Equities LP
	655,000	7.500% 09/15/07	657,456
	300,000	9.250% 04/15/09	307,875
	1,430,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	1,440,725
	1,106,000	Trustreet Properties, Inc. 7.500% 04/01/15	1,194,480
			3,600,536
			27,392,307
		Industrials — 9.1%
		Aerospace & defense — 0.7%
	210,000	BE Aerospace, Inc. 8.875% 05/01/11	217,350
		Sequa Corp.
	940,000	8.875% 04/01/08	968,200
	715,000	9.000% 08/01/09	765,050
			1,950,600
		Building materials — 0.6%
	270,000	Ainsworth Lumber Co., Ltd. 9.367% 04/01/13(a)	214,650
	420,000	Dayton Superior Corp. 10.750% 09/15/08	438,900

See Accompanying Notes to Financial Statements.
8

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Building materials — (continued)
$735,000	Panolam Industries International, Inc. 10.750% 10/01/13(b)	$773,588
360,000	U.S. Concrete, Inc. 8.375% 04/01/14	351,900
		1,779,038
	Electronics — 0.8%
	NXP BV/NXP Funding LLC
1,095,000	7.875% 10/15/14(b)	1,131,956
1,160,000	9.500% 10/15/15(b)	1,189,000
		2,320,956
	Environmental control — 0.7%
1,955,000	Geo Sub Corp. 11.000% 05/15/12	1,886,575
70,000	Marsulex, Inc. 9.625% 07/01/08	70,000
		1,956,575
	Metal fabricate/ hardware — 0.5%
225,000	Metals USA, Inc. 11.125% 12/01/15	247,219
162,000	Mueller Group, Inc. 10.000% 05/01/12	176,175
1,055,000	Neenah Foundry Co. 9.500% 01/01/17(b)	1,060,275
		1,483,669
	Miscellaneous manufacturing — 1.3%
400,000	Amsted Industries 10.250% 10/15/11(b)	428,000
1,270,000	Clarke American Corp. 11.750% 12/15/13	1,358,900
1,320,000	RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14(b)	1,372,800
700,000	Rental Service 8.860% 11/27/13(c)	705,908
		3,865,608
	Packaging & containers — 2.6%
900,000	Berry Plastics Holding Corp. 8.875% 09/15/14(b)	913,500
400,000	Jefferson Smurfit Corp. 8.250% 10/01/12	390,000
	Owens-Brockway Glass Container, Inc.
730,000	8.250% 05/15/13	754,637
2,625,000	8.750% 11/15/12	2,782,500
633,000	8.875% 02/15/09	647,243
	Owens-Illinois, Inc.
425,000	7.350% 05/15/08	427,656
1,425,000	7.500% 05/15/10	1,430,344
430,000	8.100% 05/15/07	431,075
		7,776,955
	Transportation — 1.8%
1,570,000	Bristow Group, Inc. 6.125% 06/15/13	1,483,650
1,250,000	Stena AB 7.500% 11/01/13	1,234,375

Par		Value
	Transportation — (continued)
$2,210,000	Teekay Shipping Corp. 8.875% 07/15/11	$2,372,987
155,000	TFM SA de CV 12.500% 06/15/12	167,400
		5,258,412
	Trucking & leasing — 0.1%
265,000	Interpool, Inc. 6.000% 09/01/14	243,800
		26,635,613
	Technology — 2.7%
	Computers — 1.5%
	Sungard Data Systems, Inc.
330,000	3.750% 01/15/09	311,850
795,000	4.875% 01/15/14	699,600
541,750	7.875% 02/11/13(a)(c)(d)	546,555
2,635,000	9.125% 08/15/13	2,766,750
		4,324,755
	Semiconductors — 0.5%
1,260,000	Freescale Semiconductor, Inc. 8.875% 12/15/14(b)	1,255,275
185,000	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.610% 12/15/11(a)	159,100
		1,414,375
	Software — 0.7%
560,000	Riverdeep Interactive Learning 11.066% 12/21/07(c)	562,800
1,190,000	SS&C Technologies, Inc. 11.750% 12/01/13	1,291,150
200,000	UGS Corp. 10.000% 06/01/12	218,000
		2,071,950
		7,811,080
	Utilities — 5.9%
	Electric — 5.9%
	AES Corp.
2,140,000	7.750% 03/01/14	2,257,700
1,095,000	9.000% 05/15/15(b)	1,177,125
	AES Eastern Energy LP
237,578	9.000% 01/02/17	266,087
150,000	9.670% 01/02/29	188,250
	Calpine Corp.
6,049,000	8.500% 07/15/10(b)(g)	6,457,307
150,000	9.875% 12/01/11(b)(g)	163,125
	CMS Energy Corp.
300,000	6.875% 12/15/15	309,750
190,000	8.500% 04/15/11	206,625
455,000	9.875% 10/15/07	469,219
370,000	DPL, Inc. 8.250% 03/01/07	371,288
930,000	Edison Mission Energy 7.730% 06/15/09	962,550

See Accompanying Notes to Financial Statements.
9

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Electric — (continued)
	Nevada Power Co.
$775,000	5.875% 01/15/15	$771,413
200,000	6.500% 04/15/12	205,315
	NRG Energy, Inc.
260,000	7.250% 02/01/14	261,950
720,000	7.375% 02/01/16	723,600
282,000	PSEG Energy Holdings LLC 8.625% 02/15/08	289,755
700,000	Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	833,000
	TECO Energy, Inc.
675,000	6.750% 05/01/15	705,375
595,000	7.000% 05/01/12	626,238
		17,245,672
	Total corporate fixed-income bonds & notes (Cost of $246,063,531)	254,787,474
	Convertible bonds — 1.5%
	Communications — 1.2%
	Internet — 0.0%
296,350	At Home Corp. 4.750% 12/15/06(e)(i)	30
	Telecommunication services — 1.2%
520,000	Ciena Corp. 3.750% 02/01/08	503,100
280,000	Lucent Technologies, Inc. 8.000% 08/01/31	280,000
2,940,000	Nortel Networks Corp. 4.250% 09/01/08	2,844,450
		3,627,550
		3,627,580
	Consumer cyclical — 0.1%
	Airlines — 0.1%
280,000	Delta Air Lines, Inc. 8.000% 06/03/23(g)	186,200
	Financials — 0.2%
	Insurance — 0.2%
520,000	Conseco, Inc. (h) 09/30/35 (3.500% 09/30/10)	513,500
	Total convertible bonds (Cost of $4,261,667)	4,327,280
Shares
	Preferred stocks — 0.6%
	Communications — 0.1%
	Media — 0.1%
6,600	Haights Cross Communications, Inc. 12.500%(b)(j)	270,600

Shares		Value
	Media — (continued)
25	Ziff Davis Holdings, Inc. 10.00%(b)(j)	$2,500
		273,100
	Telecommunication services — 0.0%
421	Loral Skynet Corp. 12.00% PIK,	86,726
		359,826
	Financials — 0.3%
	Real estate investment trusts (REITs) — 0.3%
550,000	Sovereign Real Estate Investment Corp. 12.00%(b)	855,250
	Technology — 0.2%
	Software — 0.2%
21,300	Quadramed Corp. 5.50%(b)(j)	521,850
	Total preferred stocks (Cost of $1,601,943)	1,736,926
	Common stocks — 0.2%
	Communications — 0.1%
	Internet — 0.1%
50,005	Globix Corp.(j)	217,522
	Telecommunication services — 0.0%
200	Loral Space & Communications Ltd.(j)	8,144
1,774	Remote Dynamics, Inc.(j)	5
		8,149
		225,671
	Industrials — 0.0%
	Industrial conglomerates — 0.0%
3,200	Ainsworth Lumber Co., Ltd.(j)	26,069
	Road & rail — 0.0%
195	Quality Distribution, Inc.(j)	2,597
		28,666
	Technology — 0.0%
	Software — 0.0%
45,706	Quadramed Corp.(b)(j)	126,149
	Utilities — 0.1%
	Gas utilities — 0.1%
102,599	Star Gas Partners LP(j)	361,148
	Total common stocks (Cost of $314,995)	741,634

See Accompanying Notes to Financial Statements.
10

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Units		Value
	Warrants(j) — 0.0%
	Communications — 0.0%
	Telecommunication services — 0.0%
125	Colo.Com, Inc. Expires 03/15/10(b)(e)(f)	$—
50	UbiquiTel, Inc. Expires 04/15/10(b)(e)(f)	—
		—
	Media — 0.0%
10	Haights Cross Communications, Inc. Expires 12/10/11(b)(e)(f)	—
6,625	Haights Cross Preferred Warrants, Expires 12/10/11(b)(e)	66
6,630	Ziff Davis Media, Inc., Series E Expires 08/12/12(b)	67
		133
	Total warrants (Cost of $16,217)	133
Shares
	Convertible preferred stock — 0.0%
	Communications — 0.0%
	Internet — 0.0%
9,378	Globix Corp.(b)(e)(j)	40,794
	Total convertible preferred stock (cost of $27,008)	40,794
Par
	Short-term obligation — 9.1%
$26,548,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FHLB Note maturing 03/10/08, market value of $27,081,106 (repurchase proceeds $26,563,368)	26,548,000
	Total short-term obligation (Cost of $26,548,000)	26,548,000

Total investments (Cost of $278,833,361)(k)	98.4%	288,182,241
Other assets & liabilities, net	1.6%	4,791,140
Net assets	100.0%	$292,973,381

Notes to investment portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which are not illiquid except as listed below, amounted to $45,284,243, which represents 15.5% of net assets.

Security	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Haights Cross Communications, Inc.
Preferred Stock	01/15/04 – 02/03/06	$6,600	$307,983	$270,600
Haights Cross Communications, Inc.
Warrant: Expires 12/10/11	01/15/04 – 02/03/06	6,625	7	66
Warrant: Expires 12/10/11	01/15/04 – 02/03/06	10	—	—
Globix Corp. Convertible Preferred Stock	05/23/05	9,378	27,009	40,794
Quadramed Corp.: Preferred Stock	06/16/04 – 02/01/06	21,300	500,250	521,850
Common Stock	04/26/04 – 02/01/06	45,706	64,024	126,149
Sovereign Real Estate Investment Corp.
Preferred Stock	08/21/00 – 10/17/06	550,000	906,082	855,250
UbiquiTel, Inc. Warrant: Expires 04/15/10	04/11/00	50	50	—
Ziff Davis Holdings, Inc Preferred Stock	08/15/01 – 09/04/01	25	—	2,500
				$1,817,209

(c)  Loan participation agreement.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At December 31, 2006, the value of these securities amounted to $2,619,080 which represents 0.9% of net assets.

Security	Acquisition Date	Par/ Shares/ Units	Acquisition Cost	Market Value
Goodyear Tire & Rubber Co. 8.140% 04/30/10	04/01/05	$500,000	$500,000	$505,625
Sungard Data Systems, Inc. 7.875% 02/11/13	04/29/05	541,750	541,200	546,555
Qwest Corp. 6.950% 06/30/10	06/05/03	350,000	346,892	357,438

See Accompanying Notes to Financial Statements.
11

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Security	Acquisition Date	Par/ Shares/ Units	Acquisition Cost	Market Value
Rogers Cable, Inc. 6.250% 06/15/13	05/19/04 – 01/05/06	$750,000	$704,141	$755,625
Warner Chilcott Corp: 7.614% 01/18/12	01/19/05	354,619	356,424	356,076
7.614% 01/18/12	01/19/05	97,361	97,856	97,761
				$2,619,080

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security has no value.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of these securities amounted to $14,218,008 which represents 4.9% of net assets.

(h)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of this security represents less than 0.1% of net assets.

(j)  Non-income producing security.

(k)  Cost for federal income tax purposes is $279,926,953.

At December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$323,563	$333,920	01/04/2007	($10,357)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$322,928	$333,920	01/04/2007	$10,992

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Corporate fixed-income bonds & notes	87.0%
Convertible bonds	1.5
Preferred stocks	0.6
Common stocks	0.2
Warrants	0.0	*
Convertible preferred stock	0.0	*
	89.3
Short-term obligation	9.1
Other assets & liabilities, net	1.6
	100.0%

*  Rounds to less than 0.1%

Acronym	Name
CAD	Canadian Dollar

EUR	Euro

FHLB	Federal Home Loan Bank

PIK	Payment-In-Kind

USD	United States Dollar

See Accompanying Notes to Financial Statements.
12

Columbia High Yield Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$278,833,361
Investments, at value	288,182,241
Cash	504,550
Unrealized appreciation on foreign forward currency contracts	10,992
Receivable for:
Investments sold	12,000
Fund shares sold	174,073
Interest	4,296,985
Expense reimbursement due from Investment Advisor	91,816
Deferred Trustees' compensation plan	7,060
Other assets	2,962
Total assets	293,282,679
Liabilities:
Unrealized depreciation on foreign forward currency contracts	10,357
Payable for:
Fund shares repurchased	6,026
Investment advisory fee	135,534
Administration fee	48,471
Transfer agent fee	204
Pricing and bookkeeping fees	10,465
Trustees' fees	46,338
Audit fee	32,055
Custody fee	961
Distribution and service fees	9,669
Chief compliance officer expenses	2,158
Deferred Trustees' fees	7,060
Total liabilities	309,298
Net assets	$292,973,381
Composition of net assets:
Paid-in capital	$281,375,457
Undistributed net investment income	14,540,837
Accumulated net realized loss	(12,292,406)
Net unrealized appreciation on:
Investments	9,348,880
Foreign currency translations	613
Net assets	$292,973,381
Class A:
Net assets	$99,835,714
Shares outstanding	8,663,041
Net asset value per share	$11.52
Class B: (a)
Net assets	$193,137,667
Shares outstanding	16,752,806
Net asset value per share	$11.53

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.
13

Columbia High Yield Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $739)	$38,833
Interest	16,276,577
Total investment income	16,315,410
Expenses:
Investment advisory fee	1,203,238
Administration fee	415,933
Shareholder servicing and distribution fees:
Class A	79,704
Class B	301,830
Pricing and bookkeeping fees	126,922
Trustees' fees	21,712
Custody fee	14,321
Chief compliance officer expenses	5,603
Other expenses	109,697
Total operating expenses	2,278,960
Interest expense	319
Total expenses	2,279,279
Fees and expenses waived or reimbursed by investment advisor	(476,450)
Fees waived by Distributor:
Class A	(79,704)
Class B	(229,390)
Custody earnings credit	(6,769)
Net expenses	1,486,966
Net investment income	14,828,444
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized loss on:
Investments	(3,077,514)
Foreign currency transactions	(13,734)
Net realized loss	(3,091,248)
Net change in unrealized appreciation (depreciation) on:
Investments	12,033,938
Foreign currency translations	(11,319)
Net change in unrealized appreciation	12,022,619
Net gain	8,931,371
Net increase in net assets from operations	$23,759,815

See Accompanying Notes to Financial Statements.
14

Columbia High Yield Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income	$14,828,444	$6,470,722
Net realized gain (loss) on investments and foreign currency transactions	(3,091,248)	2,537,865
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	12,022,619	(6,988,520)
Net increase from operations	23,759,815	2,020,067
Distributions declared to shareholders:
From net investment income:
Class A	(2,489,386)	(154,279)
Class B	(4,273,428)	—
From net realized gains:
Class A	(846,693)	(272,955)
Class B	(1,487,605)	—
Total distributions declared to shareholders	(9,097,112)	(427,234)
Share transactions:
Class A:
Subscriptions	5,080,411	9,919,496
Proceeds received in connection with merger	7,146,572	—
Distributions reinvested	3,336,356	427,234
Redemptions	(19,191,586)	(14,000,064)
Net decrease	(3,628,247)	(3,653,334)
Class B:
Subscriptions	32,029,533	—
Proceeds received in connection with merger	178,948,368	—
Distributions reinvested	5,761,032	—
Redemptions	(31,150,197)	—
Net increase	185,588,736	—
Net increase (decrease) from share transactions	181,960,489	(3,653,334)
Total increase (decrease) in net assets	196,623,192	(2,060,501)
Net assets:
Beginning of period	96,350,189	98,410,690
End of period	292,973,381	96,350,189
Undistributed net investment income at end of period	$14,540,837	$6,681,116
Changes in shares:
Class A:
Subscriptions	461,060	942,189
Issued in connection with merger	645,718	—
Issued for distributions reinvested	306,087	40,090
Redemptions	(1,736,659)	(1,333,372)
Net decrease	(323,794)	(351,093)
Class B:
Subscriptions	2,877,718	—
Issued in connection with merger	16,167,651	—
Issued for distributions reinvested	528,051	—
Redemptions	(2,820,614)	—
Net increase	16,752,806	—

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.
15

Columbia High Yield Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations			Less distributions declared to shareholders
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	From net investment income	From net realized gains	Total distributions declared to shareholders	Net asset value, end of period	Total return(b)(c)
Class A
Year Ended 12/31/2006(e)(f)	$10.72	$0.76	$0.42	$1.18	$(0.28)	$(0.10)	$(0.38)	$11.52	11.25%
Year Ended 12/31/2005	10.54	0.70	(0.47)	0.23	(0.02)	(0.03)	(0.05)	10.72	2.15
Year Ended 12/31/2004	10.41	0.72	0.46	1.18	(0.69)	(0.36)	(1.05)	10.54	11.40
Year Ended 12/31/2003	8.45	0.81	1.83	2.64	(0.67)	(0.01)	(0.68)	10.41	31.20
Year Ended 12/31/2002	8.87	0.80	(0.61)	0.19	(0.61)	—	(0.61)	8.45	2.18

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(d)  The benefits derived from custody credits had an impact of less than 0.01%.

(e)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(f)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
16

Columbia High Yield Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(d)	Interest expense		Total expenses(d)	Net investment income(d)	Waiver/ reimbursement	Portfolio turnover rate	Net assets, end of period (000's)
Class A
Year Ended 12/31/2006(e)(f)	0.70%	—	%(g)	0.70%	6.89%	0.25%	80%	$99,836
Year Ended 12/31/2005	0.97	—		0.97	6.65	0.25	44	96,350
Year Ended 12/31/2004	0.95	—		0.95	6.71	0.25	43	98,411
Year Ended 12/31/2003	0.96	—		0.96	8.18	0.27	43	80,317
Year Ended 12/31/2002	1.00	—		1.00	9.19	0.44	62	35,354

See Accompanying Notes to Financial Statements.
17

Columbia High Yield Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia High Yield Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Prior to May 1, 2006, the Fund was organized as a series of Nations Separate Account Trust.

Investment Goal: The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Class B shares commenced operations on May 1, 2006. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market in value. Investments in other investment companies are valued at net asset value.

Trading securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

18

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Contracts: Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Loan Participations and Commitments: The Fund may invest in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings.

19

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium authorization on debt securities, foreign currency transactions, and acquired capital loss carryforward were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(205,909)	$(9,139,734)	$9,345,643

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$7,142,035	$266,565
Long-Term Capital Gains	1,955,077	160,669

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

20

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$15,618,370	$—	$8,255,288

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$12,205,391
Unrealized depreciation	(3,950,103)
Net unrealized appreciation	$8,255,288

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2007	$2,794,418
2008	4,226,387
2009	260,165
2010	908,941
2012	97,587
2013	418,850
2014	3,217,018
$11,923,366

Of the capital loss carryforwards attributable to the Fund $1,762,032 ($59,785 expiring December 31, 2007, $150,572 expiring December 31, 2008, $126,297 expiring December 31, 2009, $908,941 expiring December 31, 2010, $97,587 expiring December 31, 2012 and $418,850 expiring December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series and $6,944,316 ($2,734,633 expiring December 31, 2007, $4,075,815 expiring December 31, 2008 and $133,868 expiring December 31, 2009) remains from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,061,194 expired during the year ended December 31, 2006.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, capital losses of $346,551 and foreign currency losses of $17 attributed to security transactions that were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

21

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee: MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA

22

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares. The Advisor has contractually agreed to waive the shareholder servicing and distribution fees at the annual rate of 0.19% of the Class B shares' average daily net assets through April 30, 2007.

Prior to April 30, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and the Distributor have contractually agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 0.60% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007. Prior to May 1, 2006, Columbia and the Distributor contractually agreed to waive fees and/or reimburse expenses to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceeded 1.00% annually of the Fund's average daily net assets.

Other:  Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $176,277,124 and $159,497,800 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had 3 shareholders that held 67.9% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

23

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the fund was as follows:

Average Amount Outstanding*	Average Interest Rate
$5,479	5.75%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 8.  Disclosure of Significant Risks and Contingencies

High-Yield Securities: The Fund principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the

24

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based

25

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

Note 9.  Business Combinations and Mergers

Effective May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Nations High Yield Bond Portfolio received a tax-free transfer of assets from Columbia High Yield Fund, Variable Series as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
16,813,369	$186,094,940	($3,845,715)
Net Assets of Nations High Yield Bond Portfolio Prior to Combination	Net Assets of Columbia High Yield Fund, Variable Series Immediately Prior to Combination	Net Assets of Nations High Yield Bond Portfolio Immediately After Combination
$97,005,628	$186,094,940	$283,100,568

1  Unrealized depreciation is included in the Net Assets Received.

26

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia High Yield Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations High Yield Bond Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

27

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

28

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

29

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia High Yield Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

30

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also recognized the possibility that the Fund would reach breakpoints sooner because of new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

31

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

32

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

33

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

34

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

35

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

36

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

37

Columbia High Yield Fund, Variable Series

(formerly Nations High Yield Bond Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value July 1, 2006	Ending account December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,086.40	$3.47
Hypothetical**	$1,000.00	$1,021.88	$3.36

*  Expenses are equal to the annualized expense ratio of 0.66% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Columbia High Yield
Fund, Variable Series

Portfolio management

High Yield Portfolio Management Team,
J. Matthew Philo

MacKay Shields LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia High Yield Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia High Yield Fund, VS — B	11.27%	11.17%	8.92%
Credit Suisse High Yield Index	11.91%	11.07%	8.59%

*Class B inception date is April 27, 2006.

Class B is a newer class of shares. Its performance information includes returns of the Fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A was initially offered on July 7, 2000.

Credit Suisse High Yield Index since inception returns as of June 30, 2000.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment of relatively strong economic growth and low interest rates, high-yield bonds benefited from the lowest default rate in history and a global appetite for the higher yields that riskier assets provide. Defaulted, distressed and lower-tier securities were the best performing areas of the high-yield market. Because we believed that investors were paying too much for the yields offered on the lowest quality highest-yielding bonds, we focused on better quality assets. Decisions about sector weights and security selection helped the fund outperform its benchmark the Credit Suisse High Yield Index1 and peer group, the Lipper High Current Yield Variable Underlying Funds Classification average2.

Airline, automotive and communications industries led performance

The fund had more exposure than the index to the airline sector. The sector had its biggest surge late in the year when US Airways announced a take-over bid for Delta Air Lines. This action created a rally in all airline bonds, including the fund's position in Delta. Speculation that the merger would reduce capacity and lead to higher profitability for the industry helped boost the value of Delta bonds. The fund's position in Northwest Airlines also benefited.

The fund was also overweight in the automotive sector, where General Motors (GMAC) was the top performer. Following the sale of General Motors' 51% stake in the company, GMAC's credit rating rose. The higher rating provided GMAC with easier and cheaper access to the capital markets. Goodyear Tire & Rubber, Tenneco Automotive and Ford Motor Credit also delivered solid returns. In the telecommunications industry, Qwest and Lucent Technologies bonds gained ground. In the energy sector, El Paso Natural Gas, Calpine — an electric power generating company — and ANR Pipeline added to return. Georgia Pacific, a producer of paper products, was also one of the top contributors to fund performance.

Disappointments were scattered across several sectors

Although selected energy companies were among the fund's best performers, the fund lagged the index in energy because it had more exposure than the index to the sector. A weak return from Peabody Energy also had a significant negative impact on results.

While the fund's underweight in gaming and leisure, a poorly performing industry, was positive, Station Casinos fell considerably short of our expectations and subsequently the position was sold at the end of the period. A similar situation occurred in the fund's position in health care. The health care industry underperformed, and the fund's underweight in the sector benefited return, but our investment in HCA lost ground.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia High Yield
Fund, Variable Series (Continued)

As a result of uncertainty surrounding HCA, we trimmed the fund's exposure to the security.

An underweight in the cable/wireless video communications industry, which was among the year's top performers, also detracted from performance as did disappointment from certain individual holdings: Magnachip Semiconductor, which suffered because of weak earnings reports and forecasts; Ainsworth Lumber; publishing company Haights Cross; automotive supplier Collins & Aikman; communications company Quebecor Media and theme park company Six Flags, which was sold.

Maintaining a portfolio of higher quality high-yield securities

With a three percentage point difference in yield between Treasurys and the high-yield market, we believe that high-yield, as a whole, may be fairly valued. As a result, we are concerned that current yields offered by the lowest tier securities may not offer enough compensation for the risk they carry. In this environment, we plan to maintain a conservative portfolio that focuses on higher quality high-yield securities.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio  December 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 87.0%
	Basic materials — 8.0%
	Chemicals — 3.4%
	CPG International I, Inc.
$1,035,000	10.500% 07/01/13	$1,054,406
290,000	12.390% 07/01/12(a)	295,800
	EquiStar Chemicals LP
250,000	7.550% 02/15/26	237,500
785,000	10.125% 09/01/08	834,062
1,520,000	10.625% 05/01/11	1,618,800
205,000	Millennium America, Inc. 7.625% 11/15/26	187,063
	Mosaic Co.
645,000	7.375% 12/01/14(b)	661,931
775,000	7.625% 12/01/16(b)	803,094
390,000	NOVA Chemicals Corp. 8.502% 11/15/13(a)	390,000
910,000	Phibro Animal Health Corp. 10.000% 08/01/13(b)	944,125
1,880,000	Terra Capital, Inc. 12.875% 10/15/08	2,096,200
670,000	Tronox Worldwide LLC/ Tronox Finance Corp. 9.500% 12/01/12	705,175
		9,828,156
	Forest products & paper — 3.3%
160,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	131,200
95,000	Bowater Canada Finance 7.950% 11/15/11	93,100
	Bowater, Inc.
1,195,000	9.375% 12/15/21	1,195,000
10,000	9.500% 10/15/12	10,350
	Georgia-Pacific Corp.
1,735,000	7.000% 01/15/15(b)	1,730,662
130,000	7.250% 06/01/28	126,100
155,000	7.375% 12/01/25	151,125
280,000	7.750% 11/15/29	279,300
3,255,000	8.000% 01/15/24	3,303,825
585,000	8.875% 05/15/31	618,638
320,000	Glatfelter 7.125% 05/01/16	321,600
1,873,000	Smurfit Capital Funding PLC 7.500% 11/20/25	1,788,715
		9,749,615
	Iron/steel — 1.1%
300,000	Allegheny Ludlum Corp. 6.950% 12/15/25	306,000
1,635,000	Allegheny Technologies, Inc. 8.375% 12/15/11	1,749,450
245,000	UCAR Finance, Inc. 10.250% 02/15/12	258,169
770,000	United States Steel Corp. 9.750% 05/15/10	819,087
		3,132,706

Par			Value
		Metals & mining — 0.2%
	$720,000	Aleris International, Inc. 7.750% 12/19/13(c)	$723,154
			23,433,631
		Communications — 16.5%
		Media — 8.1%
	1,546,648	CanWest Media, Inc. 8.000% 09/15/12	1,614,314
	120,000	Dex Media East LLC 12.125% 11/15/12	132,150
	1,640,000	Dex Media West LLC 9.875% 08/15/13	1,787,600
	325,000	Houghton Mifflin Co. 7.200% 03/15/11	328,250
		ION Media Networks, Inc.
	505,000	8.624% 01/15/12(a)(b)	511,313
	2,320,000	11.624% 01/15/13(a)(b)	2,349,000
	3,325,000	Lamar Media Corp. 7.250% 01/01/13	3,387,344
	110,000	Medianews Group, Inc. 6.875% 10/01/13	99,550
	1,480,000	Morris Publishing Group LLC 7.000% 08/01/13	1,402,300
		Nielsen Finance LLC
	1,865,000	8.125% 08/09/13(a)(c)	1,877,178
	315,000	10.000% 08/01/14(b)	341,381
	2,160,000	Quebecor Media, Inc. 7.750% 03/15/16	2,205,900
	585,000	R.H. Donnelley Finance Corp. 10.875% 12/15/12(b)	637,650
	1,345,000	R.H. Donnelley, Inc. 10.875% 12/15/12	1,466,050
		Rogers Cable, Inc.
	750,000	6.250% 06/15/13(d)	755,625
	1,590,000	7.875% 05/01/12	1,718,590
CAD	365,000	Shaw Communications, Inc. 7.500% 11/20/13	341,325
	$650,000	Sinclair Broadcast Group, Inc. 8.750% 12/15/11	678,438
	275,000	Sun Media Corp. 7.625% 02/15/13	278,781
	1,475,000	Videotron Ltee 6.375% 12/15/15	1,441,812
	280,000	Ziff Davis Media, Inc. 11.571% 05/01/12(a)	266,350
			23,620,901
		Telecommunication services — 8.4%
	770,000	Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 06/15/13	829,675
	103,096	Colo.Com, Inc. 13.875% 03/15/10(b)(e)(f)(g)	—

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Telecommunication services — (continued)
	Dobson Cellular Systems, Inc.
$80,000	8.375% 11/01/11	$84,300
1,615,000	8.375% 11/01/11(b)	1,701,806
135,000	9.875% 11/01/12	147,150
945,000	GCI, Inc. 7.250% 02/15/14	937,912
460,000	Inmarsat Finance II PLC (h) 11/15/12 (10.375% 11/15/08)	423,775
650,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	659,750
81,000	Loral Cyberstar, Inc. 10.000% 07/15/06(e)(f)	—
	Lucent Technologies, Inc.
180,000	5.500% 11/15/08	178,200
5,440,000	6.450% 03/15/29	5,018,400
80,000	6.500% 01/15/28	73,800
655,000	Millicom International Cellular SA 10.000% 12/01/13	713,950
1,105,000	Nortel Networks Ltd. 10.750% 07/15/16(b)	1,208,594
	PanAmSat Corp
385,000	9.000% 08/15/14	406,656
730,000	9.000% 06/15/16(b)	772,888
1,395,000	Qwest Communications International, Inc. 7.250% 02/15/11	1,426,387
	Qwest Corp.
1,420,000	5.625% 11/15/08	1,421,775
350,000	6.950% 06/30/10(c)(d)	357,438
2,885,000	7.200% 11/10/26	2,906,637
220,000	7.250% 09/15/25	226,050
2,305,000	8.875% 03/15/12	2,567,194
715,000	8.875% 06/01/31	745,388
185,000	Rogers Cantel, Inc. 9.750% 06/01/16	232,175
	Rogers Wireless, Inc.
340,000	7.500% 03/15/15	368,900
940,000	8.000% 12/15/12	1,003,450
145,000	9.625% 05/01/11	164,575
170,000	UbiquiTel Operating Co. 9.875% 03/01/11	183,600
		24,760,425
		48,381,326
	Consumer cyclical — 13.3%
	Airlines — 2.5%
	Delta Air Lines, Inc.
1,845,000	8.300% 12/15/29(g)	1,236,150
215,000	9.250% 12/27/07(g)	142,438
280,000	9.250% 03/15/22(g)	185,500
1,535,000	9.750% 05/15/21(g)	1,016,937
285,000	10.000% 08/15/08(g)	188,813
1,705,000	10.125% 05/15/10(g)	1,138,087

Par		Value
	Airlines — (continued)
$470,000	10.375% 02/01/11(g)	$312,550
275,000	10.375% 12/15/22(g)	182,188
	Northwest Airlines, Inc.
465,000	7.875% 03/15/08(g)	437,100
35,000	8.700% 03/15/07(g)	33,075
410,000	9.875% 03/15/07(g)	395,650
2,265,000	10.000% 02/01/09(g)	2,140,425
		7,408,913
	Apparel — 0.4%
1,265,000	Unifi, Inc. 11.500% 05/15/14(b)	1,163,800
	Auto parts & equipment — 2.0%
620,000	Collins & Aikman Products Co. 12.875% 08/15/12(b)(g)	775
	Goodyear Tire & Rubber Co.
130,000	6.375% 03/15/08	129,512
500,000	8.140% 04/30/10(a)(c)(d)	505,625
55,000	8.500% 03/15/07	55,069
710,000	8.625% 12/01/11(b)	733,075
905,000	11.250% 03/01/11	1,000,025
	Lear Corp.
540,000	8.500% 12/01/13(b)	523,800
540,000	8.750% 12/01/16(b)	521,775
	Tenneco Automotive, Inc.
1,505,000	8.625% 11/15/14	1,535,100
120,000	10.250% 07/15/13	131,400
720,000	TRW Automotive, Inc. 9.375% 02/15/13	772,200
		5,908,356
	Entertainment — 0.9%
70,000	Isle of Capri Casinos, Inc. 9.000% 03/15/12	73,150
895,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(b)	874,862
63,645	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(e)	62,372
1,645,000	WMG Acquisition Corp. 7.375% 04/15/14	1,628,550
		2,638,934
	Leisure time — 0.4%
	Town Sports International, Inc.
1,154,000	(h) 02/01/14 (11.000% 02/01/09)	1,005,422
135,000	9.625% 04/15/11	142,594
		1,148,016
	Lodging — 4.5%
	Boyd Gaming Corp.
560,000	6.750% 04/15/14	558,600
1,065,000	7.750% 12/15/12	1,100,944
	Caesars Entertainment, Inc.
685,000	7.875% 03/15/10	714,113
430,000	8.875% 09/15/08	448,275
935,000	9.375% 02/15/07	937,337

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Lodging — (continued)
$665,000	Chukchansi Economic Development Authority 8.000% 11/15/13(b)	$690,769
525,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(b)	562,406
	Gaylord Entertainment Co.
490,000	6.750% 11/15/14	486,325
960,000	8.000% 11/15/13	996,000
1,435,000	Jacobs Entertainment, Inc. 9.750% 06/15/14	1,456,525
	Mandalay Resort Group
225,000	9.500% 08/01/08	236,250
15,000	10.250% 08/01/07	15,356
	MGM Mirage
1,850,000	6.000% 10/01/09	1,845,375
1,005,000	8.500% 09/15/10	1,075,350
190,000	9.750% 06/01/07	192,375
	Mohegan Tribal Gaming Authority
665,000	6.375% 07/15/09	665,000
235,000	7.125% 08/15/14	238,231
	MTR Gaming Group, Inc.
680,000	9.000% 06/01/12	697,000
105,000	9.750% 04/01/10	110,775
40,000	San Pasqual Casino 8.000% 09/15/13(b)	41,100
255,000	Starwood Hotels & Resorts Worldwide, Inc. 7.375% 05/01/07	256,042
		13,324,148
	Retail — 1.9%
270,000	Harry & David Holdings, Inc. 9.000% 03/01/13	263,385
175,000	Jafra Cosmetics International, Inc./Distribuidora Comercial Jaffra SA de CV 10.750% 05/15/11	187,031
2,315,000	Jean Coutu Group, Inc. 8.500% 08/01/14	2,329,469
575,000	Pantry, Inc. 7.750% 02/15/14	578,594
885,000	Rite Aid Corp. 7.500% 01/15/15	876,150
651,000	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	679,481
590,000	Toys R Us, Inc. 7.625% 08/01/11	542,800
		5,456,910
	Textiles — 0.7%
1,840,000	INVISTA 9.250% 05/01/12(b)	1,973,400
		39,022,477

Par		Value
	Consumer non-cyclical — 9.2%
	Agriculture — 1.0%
	Reynolds American, Inc.
$1,525,000	7.625% 06/01/16	$1,615,789
1,240,000	7.750% 06/01/18	1,316,325
		2,932,114
	Beverages — 0.5%
	Constellation Brands, Inc.
575,000	8.000% 02/15/08	587,938
1,000,000	8.125% 01/15/12	1,040,000
		1,627,938
	Commercial services — 1.3%
160,000	Cardtronics, Inc. 9.250% 08/15/13	168,400
300,000	Chemed Corp. 8.750% 02/24/11	310,500
235,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	229,125
975,000	Knowledge Learning Corp., Inc. 7.750% 02/01/15(b)	933,562
980,000	Language Line Holdings, Inc. 11.125% 06/15/12	1,019,200
110,000	Phoenix Color Corp. 11.000% 02/01/09	107,938
430,000	Protection One Alarm Monitoring 8.125% 01/15/09	419,250
170,000	Vertis, Inc. 9.750% 04/01/09	175,100
550,000	Vertrue, Inc. 9.250% 04/01/14	577,500
		3,940,575
	Food — 1.2%
	Chiquita Brands International, Inc.
1,360,000	7.500% 11/01/14	1,244,400
520,000	8.875% 12/01/15	497,900
795,000	Dean Foods Co. 8.150% 08/01/07	804,937
385,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	394,144
710,000	Swift & Co. 10.125% 10/01/09	722,425
		3,663,806
	Healthcare products — 0.6%
650,000	Encore Medical Finance LLC/ Encore Medical Finance Corp. 11.750% 11/15/14(b)	645,125
995,000	Hanger Orthopedic Group, Inc. 10.250% 06/01/14	1,027,337
		1,672,462
	Healthcare services — 3.6%
1,730,000	Ameripath, Inc. 10.500% 04/01/13	1,872,725
1,473,594	BHM Technology 8.437% 07/21/13(c)	1,416,492

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Healthcare services — (continued)
	Fisher Scientific International, Inc.
$195,000	6.125% 07/01/15	$192,779
1,725,000	6.750% 08/15/14	1,758,834
	HCA, Inc.
140,000	6.300% 10/01/12	128,100
1,320,000	9.250% 11/15/16(b)	1,414,050
425,000	Skilled Healthcare Group 11.000% 01/15/14(b)	467,500
	Talecris Biotherapeutics
475,000	10.500% 12/06/13(c)	476,781
955,000	13.500% 12/06/14(c)	956,194
	Triad Hospitals, Inc.
775,000	7.000% 05/15/12	788,563
1,100,000	7.000% 11/15/13	1,106,875
		10,578,893
	Household products/ wares — 0.4%
455,000	ACCO Brands Corp. 7.625% 08/15/15	447,038
555,000	Jarden Corp. 9.750% 05/01/12	586,912
		1,033,950
	Pharmaceuticals — 0.6%
610,000	Angiotech Pharmaceuticals, Inc. 7.750% 04/01/14(b)	530,700
595,000	NBTY, Inc. 7.125% 10/01/15	583,100
	Warner Chilcott Corp.
354,619	Series B, 7.614% 01/18/12(a)(c)(d)	356,076
97,361	Series C, 7.614% 01/18/12(a)(c)(d)	97,761
77,922	Warner Chilcott Dovonex Delayed Draw 7.614% 01/18/12(a)(c)	78,117
		1,645,754
		27,095,492
	Diversified — 0.2%
	Holding companies — 0.1%
295,000	Kansas City Southern Railway 9.500% 10/01/08	308,275
	Holding companies — diversified — 0.1%
315,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	323,278
		631,553
	Energy — 12.7%
	Coal — 0.7%
740,000	Massey Energy Co. 6.875% 12/15/13	695,600
	Peabody Energy Corp.
825,000	7.375% 11/01/16	878,625
275,000	7.875% 11/01/26	295,625
		1,869,850

Par		Value
	Oil & gas — 5.9%
$1,615,000	Chaparral Energy, Inc. 8.500% 12/01/15	$1,606,925
	Chesapeake Energy Corp.
1,565,000	6.375% 06/15/15	1,549,350
185,000	6.875% 11/15/20	181,763
735,000	7.500% 09/15/13	765,319
550,000	7.750% 01/15/15	572,687
395,000	Compton Petroleum Corp. 7.625% 12/01/13	381,175
1,325,000	El Paso Production Holding Co. 7.750% 06/01/13	1,386,281
350,000	Forest Oil Corp. 8.000% 12/15/11	364,000
	Hilcorp Energy LP/Hilcorp Finance Co.
550,000	9.000% 06/01/16(b)	581,625
172,000	10.500% 09/01/10(b)	184,040
1,195,000	Mariner Energy, Inc. 7.500% 04/15/13	1,159,150
1,345,000	Newfield Exploration Co. 6.625% 04/15/16	1,338,275
325,000	Parker Drilling Co. 9.625% 10/01/13	356,281
615,000	Petroquest Energy, Inc. 10.375% 05/15/12	647,287
	Pogo Producing Co.
595,000	6.625% 03/15/15	566,738
1,195,000	6.875% 10/01/17	1,141,225
555,000	8.250% 04/15/11	568,875
1,555,000	Pride International, Inc. 7.375% 07/15/14	1,605,537
415,000	Tesoro Corp. 6.625% 11/01/15	411,888
235,000	Venoco, Inc. 8.750% 12/15/11	232,063
800,000	Vintage Petroleum, Inc. 8.250% 05/01/12	839,553
945,000	Whiting Petroleum Corp. 7.000% 02/01/14	942,637
		17,382,674
	Oil & gas services — 1.3%
1,215,000	Allis-Chalmers Energy, Inc. 9.000% 01/15/14	1,221,075
925,000	Complete Production Services, Inc. 8.000% 12/15/16(b)	948,125
1,755,000	Grant Prideco, Inc. 6.125% 08/15/15	1,711,125
		3,880,325
	Pipelines — 4.8%
	ANR Pipeline Co.
270,000	7.375% 02/15/24	302,685
25,000	8.875% 03/15/10	26,227
1,983,000	9.625% 11/01/21	2,631,493
330,000	Atlas Pipeline Partners LP 8.125% 12/15/15	339,075

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Pipelines — (continued)
$570,000	Colorado Interstate Gas Co. 6.800% 11/15/15	$592,676
105,000	El Paso Corp. 7.800% 08/01/31	114,712
	El Paso Natural Gas Co.
4,435,000	7.500% 11/15/26	4,970,553
295,000	7.625% 08/01/10	308,275
115,000	8.375% 06/15/32	139,258
115,000	8.625% 01/15/22	139,275
	MarkWest Energy Partners LP
1,155,000	6.875% 11/01/14	1,114,575
640,000	8.500% 07/15/16(b)	665,600
150,000	Northwest Pipeline Corp. 7.125% 12/01/25	152,062
115,000	Pacific Energy Partners LP/ Pacific Energy Finance Corp. 7.125% 06/15/14	118,014
	Southern Natural Gas Co.
1,520,000	7.350% 02/15/31	1,673,134
345,000	8.000% 03/01/32	403,133
300,000	8.875% 03/15/10	314,727
		14,005,474
		37,138,323
	Financials — 9.4%
	Banks — 0.1%
355,000	Fremont General Corp. 7.875% 03/17/09	351,450
	Diversified financial services — 6.9%
250,000	Alamosa Delaware, Inc. 11.000% 07/31/10	270,146
1,830,000	American Real Estate Partners LP/American Real Estate Finance Corp. 7.125% 02/15/13	1,839,150
490,000	AMR Real Estate 8.125% 06/01/12	505,925
	Cedar Brakes LLC
113,911	8.500% 02/15/14(b)	123,071
239,395	9.875% 09/01/13(b)	265,142
	Ford Motor Credit Co.
2,870,000	7.375% 10/28/09	2,876,113
305,000	7.875% 06/15/10	307,533
	General Motors Acceptance Corp.
3,660,000	6.750% 12/01/14	3,759,307
4,160,000	8.000% 11/01/31	4,775,963
	LaBranche & Co., Inc.
425,000	9.500% 05/15/09	446,250
2,155,000	11.000% 05/15/12	2,322,012
740,000	MXEnergy Holdings, Inc. 13.052% 08/01/11(a)(b)	717,800
235,000	Rainbow National Services LLC 10.375% 09/01/14(b)	261,144

Par			Value
		Diversified financial services — (continued)
	$1,055,000	Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13(b)	$1,057,638
		Vanguard Health Holding Co. LLC
	655,000	(h) 10/01/15 (11.250% 10/01/09)	504,350
	155,000	9.000% 10/01/14	156,938
			20,188,482
		Insurance — 0.4%
	580,000	Crum & Forster Holdings Corp. 10.375% 06/15/13	627,850
		Fairfax Financial Holdings Ltd.
	105,000	7.375% 04/15/18	96,862
	260,000	7.750% 07/15/37	237,900
	40,000	8.250% 10/01/15	39,400
	15,000	8.300% 04/15/26	14,925
	140,000	Lindsey Morden Group, Inc. 7.000% 06/16/08	103,846
		Lumbermens Mutual Casualty
CAD	30,000	8.450% 12/01/97(b)(g)	75
	$645,000	9.150% 07/01/26(b)(g)	1,613
			1,122,471
		Real estate — 0.7%
		LNR Property Corp.
	205,000	8.120% 07/12/09(a)(c)	205,256
	1,715,000	8.120% 07/12/11(a)(c)	1,720,008
	205,000	8.370% 07/12/09(a)(c)	204,104
			2,129,368
		Real estate investment trusts (REITs) — 1.3%
		Crescent Real Estate Equities LP
	655,000	7.500% 09/15/07	657,456
	300,000	9.250% 04/15/09	307,875
	1,430,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	1,440,725
	1,106,000	Trustreet Properties, Inc. 7.500% 04/01/15	1,194,480
			3,600,536
			27,392,307
		Industrials — 9.1%
		Aerospace & defense — 0.7%
	210,000	BE Aerospace, Inc. 8.875% 05/01/11	217,350
		Sequa Corp.
	940,000	8.875% 04/01/08	968,200
	715,000	9.000% 08/01/09	765,050
			1,950,600
		Building materials — 0.6%
	270,000	Ainsworth Lumber Co., Ltd. 9.367% 04/01/13(a)	214,650
	420,000	Dayton Superior Corp. 10.750% 09/15/08	438,900

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Building materials — (continued)
$735,000	Panolam Industries International, Inc. 10.750% 10/01/13(b)	$773,588
360,000	U.S. Concrete, Inc. 8.375% 04/01/14	351,900
		1,779,038
	Electronics — 0.8%
	NXP BV/NXP Funding LLC
1,095,000	7.875% 10/15/14(b)	1,131,956
1,160,000	9.500% 10/15/15(b)	1,189,000
		2,320,956
	Environmental control — 0.7%
1,955,000	Geo Sub Corp. 11.000% 05/15/12	1,886,575
70,000	Marsulex, Inc. 9.625% 07/01/08	70,000
		1,956,575
	Metal fabricate/ hardware — 0.5%
225,000	Metals USA, Inc. 11.125% 12/01/15	247,219
162,000	Mueller Group, Inc. 10.000% 05/01/12	176,175
1,055,000	Neenah Foundry Co. 9.500% 01/01/17(b)	1,060,275
		1,483,669
	Miscellaneous manufacturing — 1.3%
400,000	Amsted Industries 10.250% 10/15/11(b)	428,000
1,270,000	Clarke American Corp. 11.750% 12/15/13	1,358,900
1,320,000	RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14(b)	1,372,800
700,000	Rental Service 8.860% 11/27/13(c)	705,908
		3,865,608
	Packaging & containers — 2.6%
900,000	Berry Plastics Holding Corp. 8.875% 09/15/14(b)	913,500
400,000	Jefferson Smurfit Corp. 8.250% 10/01/12	390,000
	Owens-Brockway Glass Container, Inc.
730,000	8.250% 05/15/13	754,637
2,625,000	8.750% 11/15/12	2,782,500
633,000	8.875% 02/15/09	647,243
	Owens-Illinois, Inc.
425,000	7.350% 05/15/08	427,656
1,425,000	7.500% 05/15/10	1,430,344
430,000	8.100% 05/15/07	431,075
		7,776,955
	Transportation — 1.8%
1,570,000	Bristow Group, Inc. 6.125% 06/15/13	1,483,650
1,250,000	Stena AB 7.500% 11/01/13	1,234,375

Par		Value
	Transportation — (continued)
$2,210,000	Teekay Shipping Corp. 8.875% 07/15/11	$2,372,987
155,000	TFM SA de CV 12.500% 06/15/12	167,400
		5,258,412
	Trucking & leasing — 0.1%
265,000	Interpool, Inc. 6.000% 09/01/14	243,800
		26,635,613
	Technology — 2.7%
	Computers — 1.5%
	Sungard Data Systems, Inc.
330,000	3.750% 01/15/09	311,850
795,000	4.875% 01/15/14	699,600
541,750	7.875% 02/11/13(a)(c)(d)	546,555
2,635,000	9.125% 08/15/13	2,766,750
		4,324,755
	Semiconductors — 0.5%
1,260,000	Freescale Semiconductor, Inc. 8.875% 12/15/14(b)	1,255,275
185,000	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.610% 12/15/11(a)	159,100
		1,414,375
	Software — 0.7%
560,000	Riverdeep Interactive Learning 11.066% 12/21/07(c)	562,800
1,190,000	SS&C Technologies, Inc. 11.750% 12/01/13	1,291,150
200,000	UGS Corp. 10.000% 06/01/12	218,000
		2,071,950
		7,811,080
	Utilities — 5.9%
	Electric — 5.9%
	AES Corp.
2,140,000	7.750% 03/01/14	2,257,700
1,095,000	9.000% 05/15/15(b)	1,177,125
	AES Eastern Energy LP
237,578	9.000% 01/02/17	266,087
150,000	9.670% 01/02/29	188,250
	Calpine Corp.
6,049,000	8.500% 07/15/10(b)(g)	6,457,307
150,000	9.875% 12/01/11(b)(g)	163,125
	CMS Energy Corp.
300,000	6.875% 12/15/15	309,750
190,000	8.500% 04/15/11	206,625
455,000	9.875% 10/15/07	469,219
370,000	DPL, Inc. 8.250% 03/01/07	371,288
930,000	Edison Mission Energy 7.730% 06/15/09	962,550

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Par		Value
	Electric — (continued)
	Nevada Power Co.
$775,000	5.875% 01/15/15	$771,413
200,000	6.500% 04/15/12	205,315
	NRG Energy, Inc.
260,000	7.250% 02/01/14	261,950
720,000	7.375% 02/01/16	723,600
282,000	PSEG Energy Holdings LLC 8.625% 02/15/08	289,755
700,000	Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	833,000
	TECO Energy, Inc.
675,000	6.750% 05/01/15	705,375
595,000	7.000% 05/01/12	626,238
		17,245,672
	Total corporate fixed-income bonds & notes (Cost of $246,063,531)	254,787,474
	Convertible bonds — 1.5%
	Communications — 1.2%
	Internet — 0.0%
296,350	At Home Corp. 4.750% 12/15/06(e)(i)	30
	Telecommunication services — 1.2%
520,000	Ciena Corp. 3.750% 02/01/08	503,100
280,000	Lucent Technologies, Inc. 8.000% 08/01/31	280,000
2,940,000	Nortel Networks Corp. 4.250% 09/01/08	2,844,450
		3,627,550
		3,627,580
	Consumer cyclical — 0.1%
	Airlines — 0.1%
280,000	Delta Air Lines, Inc. 8.000% 06/03/23(g)	186,200
	Financials — 0.2%
	Insurance — 0.2%
520,000	Conseco, Inc. (h) 09/30/35 (3.500% 09/30/10)	513,500
	Total convertible bonds (Cost of $4,261,667)	4,327,280
Shares
	Preferred stocks — 0.6%
	Communications — 0.1%
	Media — 0.1%
6,600	Haights Cross Communications, Inc. 12.500%(b)(j)	270,600

Shares		Value
	Media — (continued)
25	Ziff Davis Holdings, Inc. 10.00%(b)(j)	$2,500
		273,100
	Telecommunication services — 0.0%
421	Loral Skynet Corp. 12.00% PIK,	86,726
		359,826
	Financials — 0.3%
	Real estate investment trusts (REITs) — 0.3%
550,000	Sovereign Real Estate Investment Corp. 12.00%(b)	855,250
	Technology — 0.2%
	Software — 0.2%
21,300	Quadramed Corp. 5.50%(b)(j)	521,850
	Total preferred stocks (Cost of $1,601,943)	1,736,926
	Common stocks — 0.2%
	Communications — 0.1%
	Internet — 0.1%
50,005	Globix Corp.(j)	217,522
	Telecommunication services — 0.0%
200	Loral Space & Communications Ltd.(j)	8,144
1,774	Remote Dynamics, Inc.(j)	5
		8,149
		225,671
	Industrials — 0.0%
	Industrial conglomerates — 0.0%
3,200	Ainsworth Lumber Co., Ltd.(j)	26,069
	Road & rail — 0.0%
195	Quality Distribution, Inc.(j)	2,597
		28,666
	Technology — 0.0%
	Software — 0.0%
45,706	Quadramed Corp.(b)(j)	126,149
	Utilities — 0.1%
	Gas utilities — 0.1%
102,599	Star Gas Partners LP(j)	361,148
	Total common stocks (Cost of $314,995)	741,634

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Units		Value
	Warrants(j) — 0.0%
	Communications — 0.0%
	Telecommunication services — 0.0%
125	Colo.Com, Inc. Expires 03/15/10(b)(e)(f)	$—
50	UbiquiTel, Inc. Expires 04/15/10(b)(e)(f)	—
		—
	Media — 0.0%
10	Haights Cross Communications, Inc. Expires 12/10/11(b)(e)(f)	—
6,625	Haights Cross Preferred Warrants, Expires 12/10/11(b)(e)	66
6,630	Ziff Davis Media, Inc., Series E Expires 08/12/12(b)	67
		133
	Total warrants (Cost of $16,217)	133
Shares
	Convertible preferred stock — 0.0%
	Communications — 0.0%
	Internet — 0.0%
9,378	Globix Corp.(b)(e)(j)	40,794
	Total convertible preferred stock (cost of $27,008)	40,794
Par
	Short-term obligation — 9.1%
$26,548,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FHLB Note maturing 03/10/08, market value of $27,081,106 (repurchase proceeds $26,563,368)	26,548,000
	Total short-term obligation (Cost of $26,548,000)	26,548,000

Total investments (Cost of $278,833,361)(k)	98.4%	288,182,241
Other assets & liabilities, net	1.6%	4,791,140
Net assets	100.0%	$292,973,381

Notes to investment portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which are not illiquid except as listed below, amounted to $45,284,243, which represents 15.5% of net assets.

Security	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Haights Cross Communications, Inc.
Preferred Stock	01/15/04 – 02/03/06	$6,600	$307,983	$270,600
Haights Cross Communications, Inc.
Warrant: Expires 12/10/11	01/15/04 – 02/03/06	6,625	7	66
Warrant: Expires 12/10/11	01/15/04 – 02/03/06	10	—	—
Globix Corp. Convertible Preferred Stock	05/23/05	9,378	27,009	40,794
Quadramed Corp.: Preferred Stock	06/16/04 – 02/01/06	21,300	500,250	521,850
Common Stock	04/26/04 – 02/01/06	45,706	64,024	126,149
Sovereign Real Estate Investment Corp.
Preferred Stock	08/21/00 – 10/17/06	550,000	906,082	855,250
UbiquiTel, Inc. Warrant: Expires 04/15/10	04/11/00	50	50	—
Ziff Davis Holdings, Inc Preferred Stock	08/15/01 – 09/04/01	25	—	2,500
				$1,817,209

(c)  Loan participation agreement.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At December 31, 2006, the value of these securities amounted to $2,619,080 which represents 0.9% of net assets.

Security	Acquisition Date	Par/ Shares/ Units	Acquisition Cost	Market Value
Goodyear Tire & Rubber Co. 8.140% 04/30/10	04/01/05	$500,000	$500,000	$505,625
Sungard Data Systems, Inc. 7.875% 02/11/13	04/29/05	541,750	541,200	546,555
Qwest Corp. 6.950% 06/30/10	06/05/03	350,000	346,892	357,438

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Security	Acquisition Date	Par/ Shares/ Units	Acquisition Cost	Market Value
Rogers Cable, Inc. 6.250% 06/15/13	05/19/04 – 01/05/06	$750,000	$704,141	$755,625
Warner Chilcott Corp: 7.614% 01/18/12	01/19/05	354,619	356,424	356,076
7.614% 01/18/12	01/19/05	97,361	97,856	97,761
				$2,619,080

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security has no value.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of these securities amounted to $14,218,008 which represents 4.9% of net assets.

(h)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of this security represents less than 0.1% of net assets.

(j)  Non-income producing security.

(k)  Cost for federal income tax purposes is $279,926,953.

At December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$323,563	$333,920	01/04/2007	($10,357)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$322,928	$333,920	01/04/2007	$10,992

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Corporate fixed-income bonds & notes	87.0%
Convertible bonds	1.5
Preferred stocks	0.6
Common stocks	0.2
Warrants	0.0	*
Convertible preferred stock	0.0	*
	89.3
Short-term obligation	9.1
Other assets & liabilities, net	1.6
	100.0%

*  Rounds to less than 0.1%

Acronym	Name
CAD	Canadian Dollar

EUR	Euro

FHLB	Federal Home Loan Bank

PIK	Payment-In-Kind

USD	United States Dollar

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$278,833,361
Investments, at value	288,182,241
Cash	504,550
Unrealized appreciation on foreign forward currency contracts	10,992
Receivable for:
Investments sold	12,000
Fund shares sold	174,073
Interest	4,296,985
Expense reimbursement due from Investment Advisor	91,816
Deferred Trustees' compensation plan	7,060
Other assets	2,962
Total assets	293,282,679
Liabilities:
Unrealized depreciation on foreign forward currency contracts	10,357
Payable for:
Fund shares repurchased	6,026
Investment advisory fee	135,534
Administration fee	48,471
Transfer agent fee	204
Pricing and bookkeeping fees	10,465
Trustees' fees	46,338
Audit fee	32,055
Custody fee	961
Distribution and service fees	9,669
Chief compliance officer expenses	2,158
Deferred Trustees' fees	7,060
Total liabilities	309,298
Net assets	$292,973,381
Composition of net assets:
Paid-in capital	$281,375,457
Undistributed net investment income	14,540,837
Accumulated net realized loss	(12,292,406)
Net unrealized appreciation on:
Investments	9,348,880
Foreign currency translations	613
Net assets	$292,973,381
Class A:
Net assets	$99,835,714
Shares outstanding	8,663,041
Net asset value per share	$11.52
Class B: (a)
Net assets	$193,137,667
Shares outstanding	16,752,806
Net asset value per share	$11.53

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $739)	$38,833
Interest	16,276,577
Total investment income	16,315,410
Expenses:
Investment advisory fee	1,203,238
Administration fee	415,933
Shareholder servicing and distribution fees:
Class A	79,704
Class B	301,830
Pricing and bookkeeping fees	126,922
Trustees' fees	21,712
Custody fee	14,321
Chief compliance officer expenses	5,603
Other expenses	109,697
Total operating expenses	2,278,960
Interest expense	319
Total expenses	2,279,279
Fees and expenses waived or reimbursed by investment advisor	(476,450)
Fees waived by Distributor:
Class A	(79,704)
Class B	(229,390)
Custody earnings credit	(6,769)
Net expenses	1,486,966
Net investment income	14,828,444
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized loss on:
Investments	(3,077,514)
Foreign currency transactions	(13,734)
Net realized loss	(3,091,248)
Net change in unrealized appreciation (depreciation) on:
Investments	12,033,938
Foreign currency translations	(11,319)
Net change in unrealized appreciation	12,022,619
Net gain	8,931,371
Net increase in net assets from operations	$23,759,815

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income	$14,828,444	$6,470,722
Net realized gain (loss) on investments and foreign currency transactions	(3,091,248)	2,537,865
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	12,022,619	(6,988,520)
Net increase from operations	23,759,815	2,020,067
Distributions declared to shareholders:
From net investment income:
Class A	(2,489,386)	(154,279)
Class B	(4,273,428)	—
From net realized gains:
Class A	(846,693)	(272,955)
Class B	(1,487,605)	—
Total distributions declared to shareholders	(9,097,112)	(427,234)
Share transactions:
Class A:
Subscriptions	5,080,411	9,919,496
Proceeds received in connection with merger	7,146,572	—
Distributions reinvested	3,336,356	427,234
Redemptions	(19,191,586)	(14,000,064)
Net decrease	(3,628,247)	(3,653,334)
Class B:
Subscriptions	32,029,533	—
Proceeds received in connection with merger	178,948,368	—
Distributions reinvested	5,761,032	—
Redemptions	(31,150,197)	—
Net increase	185,588,736	—
Net increase (decrease) from share transactions	181,960,489	(3,653,334)
Total increase (decrease) in net assets	196,623,192	(2,060,501)
Net assets:
Beginning of period	96,350,189	98,410,690
End of period	292,973,381	96,350,189
Undistributed net investment income at end of period	$14,540,837	$6,681,116
Changes in shares:
Class A:
Subscriptions	461,060	942,189
Issued in connection with merger	645,718	—
Issued for distributions reinvested	306,087	40,090
Redemptions	(1,736,659)	(1,333,372)
Net decrease	(323,794)	(351,093)
Class B:
Subscriptions	2,877,718	—
Issued in connection with merger	16,167,651	—
Issued for distributions reinvested	528,051	—
Redemptions	(2,820,614)	—
Net increase	16,752,806	—

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout the period is as follows:

		Income from investment operations			Less distributions declared to shareholders
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain on investments and foreign currency	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)(c)(d)
Class B
Period Ended 12/31/2006(g)(h)	$11.05	$0.50	$0.36	$0.86	$(0.28)	$(0.10)	$(0.38)	$11.53	7.95%

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(h)  Class B shares commenced operations on May 1, 2006.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(e)(f)	Interest expense		Total expenses(e)(f)	Net investment income(e)(f)	Waiver/ reimbursement(f)	Portfolio turnover rate(d)	Net assets, end of period (000's)
Class B
Period Ended 12/31/2006(g)(h)	0.66%	—	%(i)	0.66%	6.65%	0.44%	80%	$193,138

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia High Yield Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Prior to May 1, 2006, the Fund was organized as a series of Nations Separate Account Trust.

Investment Goal: The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Class B shares commenced operations on May 1, 2006. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market in value. Investments in other investment companies are valued at net asset value.

Trading securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Contracts: Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Loan Participations and Commitments: The Fund may invest in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium authorization on debt securities, foreign currency transactions, and acquired capital loss carryforward were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(205,909)	$(9,139,734)	$9,345,643

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income* $7,142,035	$266,565
Long-Term Capital Gains 1,955,077	160,669

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$15,618,370	$—	$8,255,288

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$12,205,391
Unrealized depreciation	(3,950,103)
Net unrealized appreciation	$8,255,288

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2007	$2,794,418
2008	4,226,387
2009	260,165
2010	908,941
2012	97,587
2013	418,850
2014	3,217,018
$11,923,366

Of the capital loss carryforwards attributable to the Fund $1,762,032 ($59,785 expiring December 31, 2007, $150,572 expiring December 31, 2008, $126,297 expiring December 31, 2009, $908,941 expiring December 31, 2010, $97,587 expiring December 31, 2012 and $418,850 expiring December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series and $6,944,316 ($2,734,633 expiring December 31, 2007, $4,075,815 expiring December 31, 2008 and $133,868 expiring December 31, 2009) remains from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,061,194 expired during the year ended December 31, 2006.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, capital losses of $346,551 and foreign currency losses of $17 attributed to security transactions that were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee: MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares. The Advisor has contractually agreed to waive the shareholder servicing and distribution fees at the annual rate of 0.19% of the Class B shares' average daily net assets through April 30, 2007.

Prior to April 30, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and the Distributor have contractually agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 0.60% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007. Prior to May 1, 2006, Columbia and the Distributor contractually agreed to waive fees and/or reimburse expenses to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceeded 1.00% annually of the Fund's average daily net assets.

Other:  Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $176,277,124 and $159,497,800 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had 3 shareholders that held 67.9% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the fund was as follows:

Average Amount Outstanding*	Average Interest Rate
$5,479	5.75%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 8.  Disclosure of Significant Risks and Contingencies

High-Yield Securities: The Fund principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

Note 9.  Business Combinations and Mergers

Effective May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Nations High Yield Bond Portfolio received a tax-free transfer of assets from Columbia High Yield Fund, Variable Series as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
16,813,369	$186,094,940	($3,845,715)
Net Assets of Nations High Yield Bond Portfolio Prior to Combination	Net Assets of Columbia High Yield Fund, Variable Series Immediately Prior to Combination	Net Assets of Nations High Yield Bond Portfolio Immediately After Combination
$97,005,628	$186,094,940	$283,100,568

1  Unrealized depreciation is included in the Net Assets Received.

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia High Yield Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations High Yield Bond Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia High Yield Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also recognized the possibility that the Fund would reach breakpoints sooner because of new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Columbia Marsico 21st Century Fund,
Variable Series

(formerly Nations Marsico 21st Century Portfolio)

Columbia Funds Variable Insurance Trust I

Class A

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico 21st Century
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class A	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,103.09	$5.83
Hypothetical**	$1,000.00	$1,019.66	$5.60

*  Expenses are equal to the annualized expense ratio of 1.10% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia Marsico 21st Century
Fund, Variable Series

Portfolio management

Corydon J. Gilchrist
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico 21st Century Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia Marsico 21st Century Fund, VS — A	19.74%	16.65%	3.48%
Russell 3000 Index	15.72%	7.17%	5.05%

*Class A inception date is March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable to stocks, the fund generated a strong return, outperforming both its benchmark, the Russell 3000 Index,1 and the average return of its peer group, the Morningstar Large Growth VIT Category.2 Stock selection within consumer services, as well as an overweight in the industry, had a material positive effect on performance. Stock selection within the health care sector hampered results.

In the consumer services industry, hotel/leisure positions Las Vegas Sands, Wynn Resorts, and Station Casinos posted returns of 126%, 83% and 23%, respectively. Strength in the Macau gaming market aided performance results for hotel/casino operators Wynn Resorts and Las Vegas Sands. Financial positions UBS AG and Chicago Mercantile Exchange, which was sold during the period, also performed well, as did Industrial & Commercial Bank of China and Brazil-based Banco Itau Holding Financeira SA.

Stock selection in the health care sector was the primary detractor to performance. Health care service providers Aetna US Healthcare and UnitedHealth Group were among the weakest performing individual positions. Aetna US Healthcare was sold during the period; however the fund maintained its position in UnitedHealth Group. Pharmaceutical and biotechnology companies Genzyme, Genentech and Amylin Pharmaceuticals had a further material negative effect on performance results. In addition, the fund had less exposure than the index to energy and telecommunications, which detracted from performance because both sectors experienced strong performance for the period. Certain individual holdings also struggled, including restaurant operator Cheesecake Factory, energy service company Peabody Energy, and luxury goods retailer Coach. All three positions were sold during the period.

At the end of the period, the fund's sector allocations emphasized financials, consumer discretionary, health care and industrials companies. The fund had little or no exposure to telecommunications services.

1The Russell 3000 Index tracks the performance of 3,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico 21st Century
Fund, Variable Series (Continued)

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

3

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 99.8%
	Consumer discretionary — 23.7%
	Hotels, restaurants & leisure — 11.7%
14,790	Las Vegas Sands Corp.(a)	$1,323,410
10,136	Station Casinos, Inc.	827,807
11,952	Wynn Resorts Ltd.(a)	1,121,695
		3,272,912
	Household durables — 2.0%
10,208	Ryland Group, Inc.	557,561
	Media — 4.6%
14,600	Cablevision Systems Corp., Class A	415,808
20,121	Comcast Corp., Class A(a)	851,722
		1,267,530
	Multiline retail — 5.4%
11,475	Nordstrom, Inc.	566,176
53,029	Saks, Inc.	944,977
		1,511,153
		6,609,156
	Consumer staples — 3.1%
	Beverages — 3.0%
21,139	Heineken Holding NV	857,444
	Personal products — 0.1%
603	Bare Escentuals, Inc.(a)	18,735
		876,179
	Energy — 2.5%
	Energy equipment & services — 2.5%
10,906	Schlumberger Ltd.	688,823
	Financials — 35.3%
	Capital markets — 7.8%
2,722	Evercore Partners, Inc., Class A(a)	100,306
4,132	Goldman Sachs Group, Inc.	823,714
15,600	Jefferies Group, Inc.	418,392
13,858	UBS AG, Registered Shares	839,033
		2,181,445
	Commercial banks — 11.4%
15,537	Banco Itau Holding Financeira SA, ADR	561,663
267,500	China Merchants Bank Co., Ltd., Class H(a)	565,017
8,010	Erste Bank der Oesterreichischen Sparkassen AG	611,909
1,170,000	Industrial & Commercial Bank of China, Class H(a)	727,470
19,935	Wells Fargo & Co.	708,889
		3,174,948
	Diversified financial services — 3.9%
7,297	Citigroup, Inc.	406,443
10,048	Moody's Corp.	693,915
		1,100,358

Shares		Value
	Real estate investment trusts (REITs) — 5.8%
11,719	Crystal River Capital, Inc.(b)(c)	$299,303
29,463	KKR Financial Corp.	789,314
4,179	ProLogis	253,958
4,591	Redwood Trust, Inc.	266,645
		1,609,220
	Real estate management & development — 6.4%
27,304	CB Richard Ellis Group, Inc., Class A(a)	906,493
16,367	St. Joe Co.	876,780
		1,783,273
		9,849,244
	Health care — 12.5%
	Biotechnology — 7.4%
26,924	Amylin Pharmaceuticals, Inc.(a)	971,149
11,339	Arena Pharmaceuticals, Inc.(a)	146,386
4,933	Genentech, Inc.(a)	400,214
8,963	Genzyme Corp.(a)	551,942
		2,069,691
	Health care providers & services — 4.4%
22,881	UnitedHealth Group, Inc.	1,229,396
	Life sciences tools & services — 0.7%
16,518	Diversa Corp.(a)	179,716
		3,478,803
	Industrials — 10.9%
	Aerospace & defense — 5.7%
9,564	DRS Technologies, Inc.	503,832
7,463	General Dynamics Corp.	554,874
8,416	United Technologies Corp.	526,168
		1,584,874
	Machinery — 1.5%
12,561	American Railcar Industries, Inc.	427,576
	Road & rail — 3.7%
9,941	Burlington Northern Santa Fe Corp.	733,745
10,886	Genesee & Wyoming, Inc., Class A(a)	285,649
		1,019,394
		3,031,844
	Information technology — 6.8%
	Communications equipment — 3.8%
38,667	Cisco Systems, Inc.(a)	1,056,769
	IT services — 3.0%
8,430	Mastercard, Inc., Class A	830,271
		1,887,040

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Materials — 3.0%
	Chemicals — 3.0%
15,990	Monsanto Co.	$839,955
	Utilities — 2.0%
	Independent power producers & energy traders — 2.0%
9,930	NRG Energy, Inc.(a)	556,179
	Total common stocks (Cost of $22,337,003)	27,817,223
Par
	Short-term obligation — 0.6%
$174,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FHLMC bond maturing 01/19/16, market value of $180,900 (repurchase proceeds $174,101)	174,000
	Total short-term obligation (Cost of $174,000)	174,000

Total investments (Cost of $22,511,003)	100.4%	27,991,223
Other assets & liabilities, net	(0.4)%	(98,616)
Net assets	100.0%	$27,892,607

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security, which is not illiquid, represents 1.1% of net assets.

(d)  Cost for federal income tax purposes is $22,611,596.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Financials	35.3%
Consumer discretionary	23.7
Health care	12.5
Industrials	10.9
Information technology	6.8
Consumer staples	3.1
Materials	3.0
Energy	2.5
Utilities	2.0
99.8
Short-term obligation	0.6
Other assets & liabilities, net	(0.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico 21st Century Fund, Variable Series

Statements of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$22,511,003
Investments, at value	27,991,223
Cash	207
Receivable for:
Investments sold	1,020,264
Fund shares sold	13,786
Interest	75
Dividends	14,458
Foreign tax reclaims	7,195
Expense reimbursement due from investment advisor	25,014
Total assets	29,072,222
Liabilities:
Payable for:
Investments purchased	1,030,247
Fund shares repurchased	24,809
Investment advisory fee	17,022
Pricing and bookkeeping fees	6,211
Trustees' fees	53,811
Audit fee	31,833
Custody fee	573
Distribution and service fees	2
Chief compliance officer expenses	1,295
Other liabilities	13,812
Total liabilities	1,179,615
Net assets	$27,892,607
Composition of net assets:
Paid-in capital	$19,139,826
Undistributed net investment income	235,629
Accumulated net realized gain	3,036,565
Net unrealized appreciation on:
Investments	5,480,220
Foreign currency translations	367
Net assets	$27,892,607
Class A:
Net assets	$27,881,482
Shares outstanding	2,151,735
Net asset value per share	$12.96
Class B: (a)
Net assets	$11,125
Shares outstanding	859
Net asset value per share	$12.95

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico 21st Century Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $6,973)	$463,333
Interest	52,268
Total investment income	515,601
Expenses:
Investment advisory fee	187,146
Shareholder servicing and distribution fees:
Class A	45,857
Class B	7
Transfer agent fee	690
Pricing and bookkeeping fees	68,232
Trustees' fees	21,826
Custody fee	11,272
Audit fee	35,657
Legal fee	24,183
Chief compliance officer expenses	3,971
Other expenses	21,475
Total expenses	420,316
Fees and expenses waived or reimbursed by Investment Advisor	(88,877)
Fees waived by Distributor – Class A	(45,857)
Custody earnings credit	(7,386)
Net expenses	278,196
Net investment income	237,405
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on:
Investments	3,078,724
Foreign currency transactions	1,246
Net realized gain	3,079,970
Net change in unrealized appreciation on:
Investments	1,271,764
Foreign currency translations	432
Net change in unrealized appreciation	1,272,196
Net gain	4,352,166
Net increase in net assets from operations	$4,589,571

See Accompanying Notes to Financial Statements.
7

Columbia Marsico 21st Century Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$237,405	$(11,042)
Net realized gain on investments and foreign currency transactions	3,079,970	1,607,960
Net change in unrealized appreciation on investments and foreign currency translations	1,272,196	250,577
Net increase from operations	4,589,571	1,847,495
Distributions declared to shareholders:
From net investment income:
Class A	(45,677)	—
From net realized gains:
Class A	(832,721)	—
Total distributions declared to shareholders	(878,398)	—
Share transactions:
Class A:
Subscriptions	4,964,498	5,920,777
Distributions reinvested	878,398	—
Redemptions	(4,467,440)	(2,826,168)
Net increase	1,375,456	3,094,609
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase from share transactions	1,385,456	3,094,609
Total increase in net assets	5,096,629	4,942,104
Net assets:
Beginning of period	22,795,978	17,853,874
End of period	27,892,607	22,795,978
Undistributed net investment income at end of period	$235,629	$42,655
Changes in shares:
Class A:
Subscriptions	415,577	587,249
Issued for distributions reinvested	75,789	—
Redemptions	(371,630)	(272,593)
Net increase	119,736	314,656
Class B:
Subscriptions	859	—
Net increase	859	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations			Less distributions declared to shareholders
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period
Class A shares
Year ended 12/31/2006(d)(e)	$11.22	$0.11 (f)	$2.06	$2.17	$(0.02)	$(0.41)	$(0.43)	$12.96
Year ended 12/31/2005	10.40	(0.01)	0.83	0.82	—	—	—	11.22
Year ended 12/31/2004	8.50	(0.01)	1.91	1.90	—	—	—	10.40
Year ended 12/31/2003	5.71	(0.04)	2.83	2.79	—	—	—	8.50
Year ended 12/31/2002	6.22	(0.02)	(0.49)	(0.51)	—	—	—	5.71

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended December 31, 2006 which had a 0.03% impact.

(d)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(e)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(f)  Net investment income per share reflect special dividends. The effect of these dividends amounted to $0.09 per share.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights (continued)

			Ratios to average net assets/supplemental data
	Total return(b)		Operating expenses(c)	Interest expense		Total expenses(c)	Net investment income (loss)(c)	Waiver/ reimbursement	Portfolio turnover rate	Net assets, end of period (000's)
Class A shares
Year ended 12/31/2006(d)(e)	19.74	%(g)	1.10%	—		1.10%	0.94%	0.53%	151%	$27,881
Year ended 12/31/2005	7.88	(g)	1.10	—		1.10	(0.05)	0.60	175	22,796
Year ended 12/31/2004	22.35	(g)	1.10	—	%(h)	1.10	(0.11)	0.97	174	17,854
Year ended 12/31/2003	48.86		1.09	—		1.09	(0.57)	0.97	206	10,914
Year ended 12/31/2002	(8.20)		1.10	—		1.10	(0.36)	1.45	352	5,527

See Accompanying Notes to Financial Statements.
11

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico 21st Century Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements:  The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

12

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,246	$(1,246)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

13

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$308,990	$—
Long-Term Capital Gains	569,408	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,474,067	$1,898,565	$5,379,627

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$5,706,869
Unrealized depreciation	(327,242)
Net unrealized appreciation	$5,379,627

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the

14

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

15

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities and the expense is included in "Trustees' fees" on the Statement of Operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and/or the Distributor have voluntarily agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 1.10% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $37,722,665 and $37,008,713, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had three shareholders that held 98.10% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the

16

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. The Fund had no borrowings as of December 31, 2006.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of

17

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico 21st Century Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico 21st Century Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2006, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I were as follows:

Columbia Marsico 21st Century Fund, Variable Series	$1,906,088

Of the ordinary income (including short-term capital gain) distributions made by Columbia Funds Variable Insurance Trust I during the fiscal year ended December 31, 2006, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Columbia Marsico 21st Century Fund, Variable Series	31.76%

20

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

21

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico 21st Century Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

23

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

The Board engaged in further review of the Fund because its total expense ratio was appreciably higher than the median range of its Peer Group. However, the Board noted other factors, such as positive performance rankings over all measurement periods and a Net Advisory Rate (defined below) that was lower than the median range of its Peer Group, that outweighed the factor noted above.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

24

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

25

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

29

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

30

Columbia Marsico 21st Century Fund,
Variable Series

(formerly Nations Marsico 21st Century Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico 21st Century
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value October 2, 2006	Ending account December 31, 2006	Expenses paid during the period* October 2, 2006 to December 31, 2006
Actual	$1,000.00	$1,114.51	$3.56	**
Hypothetical***	$1,000.00	$1,018.40	$6.87

*  Expenses are equal to the annualized expense ratio of 1.35% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the Share Class' fiscal period and divided by 365. Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Actual expenses paid for the period 10/02/06–12/31/06. Hypothetical expenses paid for the period 07/01/06–12/31/06.

***  Assumed 5% return per year before expenses.

1

Columbia Marsico 21st Century
Fund, Variable Series

Portfolio management

Corydon J. Gilchrist

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico 21st Century Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns (as of 12/31/06)

	1 Year	5 Year	Since Inception*
Columbia Marsico 21st Century Fund, VS — B	19.65%	16.63%	3.47%
Russell 3000 Index	15.72%	7.17%	5.05%

*Class B inception date is October 2, 2006.

Class B is a newer class of shares. Its performance information includes returns of the Fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A was initially offered on March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable to stocks, the fund generated a strong return, outperforming both its benchmark, the Russell 3000 Index,1 and the average return of its peer group, the Morningstar Large Growth VIT Category.2 Stock selection within consumer services, as well as an overweight in the industry, had a material positive effect on performance. Stock selection within the health care sector hampered results.

In the consumer services industry, hotel/leisure positions Las Vegas Sands, Wynn Resorts, and Station Casinos posted returns of 126%, 83% and 23%, respectively. Strength in the Macau gaming market aided performance results for hotel/casino operators Wynn Resorts and Las Vegas Sands. Financial positions UBS AG and Chicago Mercantile Exchange, which was sold during the period, also performed well, as did Industrial & Commercial Bank of China and Brazil-based Banco Itau Holding Financeira SA.

Stock selection in the health care sector was the primary detractor to performance. Health care service providers Aetna US Healthcare and UnitedHealth Group were among the weakest performing individual positions. Aetna US Healthcare was sold during the period; however the fund maintained its position in UnitedHealth Group. Pharmaceutical and biotechnology companies Genzyme, Genentech and Amylin Pharmaceuticals had a further material negative effect on performance results. In addition, the fund had less exposure than the index to energy and telecommunications, which detracted from performance because both sectors experienced strong performance for the period. Certain individual holdings also struggled, including restaurant operator Cheesecake Factory, energy service company Peabody Energy, and luxury goods retailer Coach. All three positions were sold during the period.

At the end of the period, the fund's sector allocations emphasized financials, consumer discretionary, health care and industrials companies. The fund had little or no exposure to telecommunications services.

1The Russell 3000 Index tracks the performance of 3,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico 21st Century
Fund, Variable Series (Continued)

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

3

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 99.8%
	Consumer discretionary — 23.7%
	Hotels, restaurants & leisure — 11.7%
14,790	Las Vegas Sands Corp.(a)	$1,323,410
10,136	Station Casinos, Inc.	827,807
11,952	Wynn Resorts Ltd.(a)	1,121,695
		3,272,912
	Household durables — 2.0%
10,208	Ryland Group, Inc.	557,561
	Media — 4.6%
14,600	Cablevision Systems Corp., Class A	415,808
20,121	Comcast Corp., Class A(a)	851,722
		1,267,530
	Multiline retail — 5.4%
11,475	Nordstrom, Inc.	566,176
53,029	Saks, Inc.	944,977
		1,511,153
		6,609,156
	Consumer staples — 3.1%
	Beverages — 3.0%
21,139	Heineken Holding NV	857,444
	Personal products — 0.1%
603	Bare Escentuals, Inc.(a)	18,735
		876,179
	Energy — 2.5%
	Energy equipment & services — 2.5%
10,906	Schlumberger Ltd.	688,823
	Financials — 35.3%
	Capital markets — 7.8%
2,722	Evercore Partners, Inc., Class A(a)	100,306
4,132	Goldman Sachs Group, Inc.	823,714
15,600	Jefferies Group, Inc.	418,392
13,858	UBS AG, Registered Shares	839,033
		2,181,445
	Commercial banks — 11.4%
15,537	Banco Itau Holding Financeira SA, ADR	561,663
267,500	China Merchants Bank Co., Ltd., Class H(a)	565,017
8,010	Erste Bank der Oesterreichischen Sparkassen AG	611,909
1,170,000	Industrial & Commercial Bank of China, Class H(a)	727,470
19,935	Wells Fargo & Co.	708,889
		3,174,948
	Diversified financial services — 3.9%
7,297	Citigroup, Inc.	406,443
10,048	Moody's Corp.	693,915
		1,100,358

Shares		Value
	Real estate investment trusts (REITs) — 5.8%
11,719	Crystal River Capital, Inc.(b)(c)	$299,303
29,463	KKR Financial Corp.	789,314
4,179	ProLogis	253,958
4,591	Redwood Trust, Inc.	266,645
		1,609,220
	Real estate management & development — 6.4%
27,304	CB Richard Ellis Group, Inc., Class A(a)	906,493
16,367	St. Joe Co.	876,780
		1,783,273
		9,849,244
	Health care — 12.5%
	Biotechnology — 7.4%
26,924	Amylin Pharmaceuticals, Inc.(a)	971,149
11,339	Arena Pharmaceuticals, Inc.(a)	146,386
4,933	Genentech, Inc.(a)	400,214
8,963	Genzyme Corp.(a)	551,942
		2,069,691
	Health care providers & services — 4.4%
22,881	UnitedHealth Group, Inc.	1,229,396
	Life sciences tools & services — 0.7%
16,518	Diversa Corp.(a)	179,716
		3,478,803
	Industrials — 10.9%
	Aerospace & defense — 5.7%
9,564	DRS Technologies, Inc.	503,832
7,463	General Dynamics Corp.	554,874
8,416	United Technologies Corp.	526,168
		1,584,874
	Machinery — 1.5%
12,561	American Railcar Industries, Inc.	427,576
	Road & rail — 3.7%
9,941	Burlington Northern Santa Fe Corp.	733,745
10,886	Genesee & Wyoming, Inc., Class A(a)	285,649
		1,019,394
		3,031,844
	Information technology — 6.8%
	Communications equipment — 3.8%
38,667	Cisco Systems, Inc.(a)	1,056,769
	IT services — 3.0%
8,430	Mastercard, Inc., Class A	830,271
		1,887,040

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Materials — 3.0%
	Chemicals — 3.0%
15,990	Monsanto Co.	$839,955
	Utilities — 2.0%
	Independent power producers & energy traders — 2.0%
9,930	NRG Energy, Inc.(a)	556,179
	Total common stocks (Cost of $22,337,003)	27,817,223
Par
	Short-term obligation — 0.6%
$174,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FHLMC bond maturing 01/19/16, market value of $180,900 (repurchase proceeds $174,101)	174,000
	Total short-term obligation (Cost of $174,000)	174,000

Total investments (Cost of $22,511,003)	100.4%	27,991,223
Other assets & liabilities, net	(0.4)%	(98,616)
Net assets	100.0%	$27,892,607

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security, which is not illiquid, represents 1.1% of net assets.

(d)  Cost for federal income tax purposes is $22,611,596.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Financials	35.3%
Consumer discretionary	23.7
Health care	12.5
Industrials	10.9
Information technology	6.8
Consumer staples	3.1
Materials	3.0
Energy	2.5
Utilities	2.0
99.8
Short-term obligation	0.6
Other assets & liabilities, net	(0.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico 21st Century Fund, Variable Series

Statements of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$22,511,003
Investments, at value	27,991,223
Cash	207
Receivable for:
Investments sold	1,020,264
Fund shares sold	13,786
Interest	75
Dividends	14,458
Foreign tax reclaims	7,195
Expense reimbursement due from investment advisor	25,014
Total assets	29,072,222
Liabilities:
Payable for:
Investments purchased	1,030,247
Fund shares repurchased	24,809
Investment advisory fee	17,022
Pricing and bookkeeping fees	6,211
Trustees' fees	53,811
Audit fee	31,833
Custody fee	573
Distribution and service fees	2
Chief compliance officer expenses	1,295
Other liabilities	13,812
Total liabilities	1,179,615
Net assets	$27,892,607
Composition of net assets:
Paid-in capital	$19,139,826
Undistributed net investment income	235,629
Accumulated net realized gain	3,036,565
Net unrealized appreciation on:
Investments	5,480,220
Foreign currency translations	367
Net assets	$27,892,607
Class A:
Net assets	$27,881,482
Shares outstanding	2,151,735
Net asset value per share	$12.96
Class B: (a)
Net assets	$11,125
Shares outstanding	859
Net asset value per share	$12.95

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico 21st Century Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $6,973)	$463,333
Interest	52,268
Total investment income	515,601
Expenses:
Investment advisory fee	187,146
Shareholder servicing and distribution fees:
Class A	45,857
Class B	7
Transfer agent fee	690
Pricing and bookkeeping fees	68,232
Trustees' fees	21,826
Custody fee	11,272
Audit fee	35,657
Legal fee	24,183
Chief compliance officer expenses	3,971
Other expenses	21,475
Total expenses	420,316
Fees and expenses waived or reimbursed by Investment Advisor	(88,877)
Fees waived by Distributor – Class A	(45,857)
Custody earnings credit	(7,386)
Net expenses	278,196
Net investment income	237,405
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on:
Investments	3,078,724
Foreign currency transactions	1,246
Net realized gain	3,079,970
Net change in unrealized appreciation on:
Investments	1,271,764
Foreign currency translations	432
Net change in unrealized appreciation	1,272,196
Net gain	4,352,166
Net increase in net assets from operations	$4,589,571

See Accompanying Notes to Financial Statements.
7

Columbia Marsico 21st Century Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$237,405	$(11,042)
Net realized gain on investments and foreign currency transactions	3,079,970	1,607,960
Net change in unrealized appreciation on investments and foreign currency translations	1,272,196	250,577
Net increase from operations	4,589,571	1,847,495
Distributions declared to shareholders:
From net investment income:
Class A	(45,677)	—
From net realized gains:
Class A	(832,721)	—
Total distributions declared to shareholders	(878,398)	—
Share transactions:
Class A:
Subscriptions	4,964,498	5,920,777
Distributions reinvested	878,398	—
Redemptions	(4,467,440)	(2,826,168)
Net increase	1,375,456	3,094,609
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase from share transactions	1,385,456	3,094,609
Total increase in net assets	5,096,629	4,942,104
Net assets:
Beginning of period	22,795,978	17,853,874
End of period	27,892,607	22,795,978
Undistributed net investment income at end of period	$235,629	$42,655
Changes in shares:
Class A:
Subscriptions	415,577	587,249
Issued for distributions reinvested	75,789	—
Redemptions	(371,630)	(272,593)
Net increase	119,736	314,656
Class B:
Subscriptions	859	—
Net increase	859	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout the period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)(c)(d)
Class B Shares
Period Ended 12/31/2006(g)(h)	$11.62	$0.08	(i)	$1.25	$1.33	$12.95	11.45%

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an annualized impact of 0.12%.

(f)  Annualized.

(g)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(h)  Class B shares commenced operations on October 2, 2006.

(i)  Net investment income per share reflect special dividends. The effect of these dividends amounted to $0.09 per share.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Total expenses(e)(f)	Net investment income(e)(f)	Waiver/ reimbursement(f)	Portfolio turnover rate(d)	Net assets, end of period (000's)
Class B Shares
Period Ended 12/31/2006(g)(h)	1.35%	2.58%	0.57%	151%	$11

See Accompanying Notes to Financial Statements.
11

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico 21st Century Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements:  The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

12

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,246	$(1,246)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

13

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$308,990	$—
Long-Term Capital Gains	569,408	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,474,067	$1,898,565	$5,379,627

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$5,706,869
Unrealized depreciation	(327,242)
Net unrealized appreciation	$5,379,627

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the

14

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

15

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities and the expense is included in "Trustees' fees" on the Statement of Operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and/or the Distributor have voluntarily agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 1.10% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $37,722,665 and $37,008,713, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had three shareholders that held 98.10% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the

16

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. The Fund had no borrowings as of December 31, 2006.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of

17

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Marsico 21st Century Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico 21st Century Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2006, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I were as follows:

Columbia Marsico 21st Century Fund, Variable Series	$1,906,088

Of the ordinary income (including short-term capital gain) distributions made by Columbia Funds Variable Insurance Trust I during the fiscal year ended December 31, 2006, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Columbia Marsico 21st Century Fund, Variable Series	31.76%

20

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

21

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico 21st Century Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

23

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

The Board engaged in further review of the Fund because its total expense ratio was appreciably higher than the median range of its Peer Group. However, the Board noted other factors, such as positive performance rankings over all measurement periods and a Net Advisory Rate (defined below) that was lower than the median range of its Peer Group, that outweighed the factor noted above.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

24

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

25

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

29

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

30

Columbia Marsico Focused Equities Fund,
Variable Series

(formerly Nations Marsico Focused Equities Portfolio)

Columbia Funds Variable Insurance Trust I

Class A

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Focused
Equities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class A	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,090.29	$5.64
Hypothetical**	$1,000.00	$1,019.81	$5.45

*  Expenses are equal to the annualized expense ratio of 1.07% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia Marsico Focused
Equities Fund, Variable Series

Portfolio management

Thomas F. Marsico
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico Focused Equities Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia Marsico Focused Equities Fund, VS — A	8.27%	8.48%	8.69%
S&P 500 Index	15.79%	6.19%	4.56%

*Class A inception date is March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable for stocks, the fund, its benchmark, the S&P 500 Index1, and its peer group, the Morningstar Large Growth IT Category2 all generated positive results. However, the fund underperformed its benchmark generally because of stock-specific disappointments in the health care sector. And because the portfolio had more exposure to health care than the index, these disappointments were amplified. Disappointments in energy and technology also hampered the fund's return.

Shares of UnitedHealth Group, a leading health care service provider, declined as investigations continued into the company's employee stock option administration and oversight. UnitedHealth Group is one of the fund's largest individual holdings, so its decline had a material negative effect on performance. Biotechnology company Genentech also posted price declines during the period.

The fund had little exposure to the energy sector, which represented an "opportunity cost", as energy was among the strongest performing areas of the benchmark index. Furthermore, stock selection in the energy sector was disappointing. Halliburton posted a price return of negative 9% prior to being sold. Certain information technology positions owned earlier in the period also struggled, including Apple, Texas Instruments and QUALCOMM. All three positions were sold prior to the period's end.

Several factors had a positive impact on performance. Stock selection and an emphasis on the consumer services industry made a solid contribution to the fund's return. Hotel/leisure positions Wynn Resorts, Las Vegas Sands, MGM Mirage and Four Seasons each experienced price gains in excess of 50%. Strength in the Macau gaming market aided results for hotel/casino operators Wynn Resorts and Las Vegas Sands. Media company Comcast and auto manufacturer Toyota, both in the consumer discretionary sector, were additional areas of strength. The fund's financial positions also performed well. Goldman Sachs Group, UBS AG, Chicago Mercantile Exchange (before it was sold) and Industrial & Commercial Bank of China appreciated significantly. In addition, the fund benefited from maintaining little or no exposure to the semiconductor and semiconductor equipment and software and

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico Focused
Equities Fund, Variable Series (Continued)

services industry groups, both of which were relatively weak performers for the period.

At the end of the period, the fund's sector allocations emphasized consumer discretionary, financials, health care and industrials. The fund had little or no exposure to telecommunications services or utilities.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

The fund normally invests in a core portfolio of 20 to 30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

3

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 99.4%
	Consumer discretionary — 31.7%
	Automobiles — 5.1%
78,871	Toyota Motor Corp., ADR	$10,593,164
	Hotels, restaurants & leisure — 15.0%
47,167	Four Seasons Hotels, Inc.	3,867,222
87,613	Las Vegas Sands Corp.(a)	7,839,611
129,323	MGM Mirage(a)	7,416,674
134,053	Starbucks Corp.(a)	4,748,157
75,817	Wynn Resorts Ltd.(a)	7,115,426
		30,987,090
	Household durables — 2.1%
84,626	Lennar Corp., Class A	4,439,480
	Media — 4.5%
218,329	Comcast Corp., Class A(a)	9,241,866
	Multiline retail — 1.8%
65,012	Target Corp.	3,708,935
	Specialty retail — 3.2%
214,245	Lowe's Companies, Inc.	6,673,732
		65,644,267
	Consumer staples — 6.8%
	Beverages — 2.2%
71,311	PepsiCo, Inc.	4,460,503
	Household products — 4.6%
148,807	Procter & Gamble Co.	9,563,826
		14,024,329
	Energy — 2.4%
	Energy equipment & services — 2.4%
79,508	Schlumberger Ltd.	5,021,725
	Financials — 22.0%
	Capital markets — 12.3%
61,924	Goldman Sachs Group, Inc.	12,344,549
88,655	Lehman Brothers Holdings, Inc.	6,925,729
102,481	UBS AG, Registered Shares	6,182,679
		25,452,957
	Commercial banks — 6.4%
12,019,000	Industrial & Commercial Bank of China, Class H(a)	7,473,045
161,797	Wells Fargo & Co.	5,753,501
		13,226,546
	Diversified financial services — 1.9%
68,425	Citigroup, Inc.	3,811,273
	Real estate investment trusts (REITs) — 1.4%
48,278	ProLogis Trust	2,933,854
		45,424,630

Shares		Value
	Health care — 15.0%
	Biotechnology — 6.7%
131,454	Genentech, Inc.(a)	$10,664,863
53,492	Genzyme Corp.(a)	3,294,037
		13,958,900
	Health care providers & services — 8.3%
319,600	UnitedHealth Group, Inc.	17,172,108
		31,131,008
	Industrials — 14.8%
	Aerospace & defense — 5.4%
43,768	General Dynamics Corp.	3,254,151
67,944	Lockheed Martin Corp.	6,255,604
26,454	United Technologies Corp.	1,653,904
		11,163,659
	Air Freight & logistics — 3.7%
70,362	FedEx Corp.	7,642,720
	Road & rail — 5.7%
94,013	Burlington Northern Santa Fe Corp.	6,939,100
53,174	Union Pacific Corp.	4,893,071
		11,832,171
		30,638,550
	Information technology — 3.5%
	Communications equipment — 3.5%
266,420	Cisco Systems, Inc.(a)	7,281,259
	Materials — 3.2%
	Chemicals — 3.2%
124,532	Monsanto Co.	6,541,666
		6,541,666
	Total common stocks (Cost of $148,003,893)	205,707,434
Par
	Short-term obligation — 0.7%
$1,479,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FNMA bond maturing 10/18/16, market value of $1,510,031 (repurchase proceeds $1,479,856)	1,479,000
	Total short-term obligation (Cost of $1,479,000)	1,479,000

Total investments (Cost of $149,482,893)(b)	100.1%	207,186,434
Other assets & liabilities, net	(0.1)%	(279,154)
Net assets	100.0%	$206,907,280

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $149,968,749.

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	31.7%
Financials	22.0
Health care	15.0
Industrial	14.8
Consumer staples	6.8
Information technology	3.5
Materials	3.2
Energy	2.4
99.4
Short-term obligation	0.7
Other assets & liabilities, net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Focused Equities Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Asset:
Investments, at cost	$149,482,893
Total investments, at value	207,186,434
Cash	874
Receivable for:
Fund shares sold	294,887
Interest	642
Dividends	79,011
Total assets	207,561,848
Liabilities:
Payable for:
Investments purchased	227,965
Fund shares repurchased	146,224
Investment advisory fee	128,790
Administration fee	33,008
Transfer agent fee	10
Pricing and bookkeeping fees	7,062
Trustees' fees	52,966
Custody fee	285
Chief compliance officer expenses	1,880
Other liabilities	56,378
Total liabilities	654,568
Net assets	$206,907,280
Composition of net assets
Paid-in capital	$150,925,502
Undistributed net investment income	224,758
Accumulated net realized loss	(1,946,513)
Net unrealized appreciation (depreciation) on:
Investments	57,703,541
Foreign currency translations	(8)
Net assets	$206,907,280
Class A:
Net assets	$206,896,401
Shares outstanding	10,264,635
Net asset value per share	$20.16
Class B: (a)
Net assets	$10,879
Shares outstanding	540
Net asset value per share	$20.15

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Focused Equities Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $45,784)	$2,017,096
Interest	312,822
Total investment income	2,329,918
Expenses:
Investment advisory fee	1,490,174
Administration fee	377,405
Shareholder servicing and distribution fees:
Class A	373,582
Class B	6
Transfer agent fee	104
Pricing and bookkeeping fees	86,137
Trustees' fees	16,642
Custody fee	8,370
Chief compliance officer expenses	5,354
Other expenses	129,217
Total expenses	2,486,991
Fees waived by Distributor – Class A	(373,582)
Custody earnings credit	(7,835)
Net expenses	2,105,574
Net investment income	224,344
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	19,912,945
Foreign currency transactions	416
Net realized gain	19,913,361
Net change in unrealized depreciation on:
Investments	(4,182,558)
Foreign currency translations	(8)
Net change in unrealized depreciation	(4,182,566)
Net gain	15,730,795
Net increase in net assets from operations	$15,955,139

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Focused Equities Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006 (a)	2005
Operations:
Net investment income (loss)	$224,344	$(198,137)
Net realized gain on investments and foreign currency transactions	19,913,361	12,012,613
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,182,566)	7,697,852
Net increase from operations	15,955,139	19,512,328
Share transactions:
Class A:
Subscriptions	15,960,144	17,673,476
Redemptions	(30,910,018)	(27,031,427)
Net decrease	(14,949,874)	(9,357,951)
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net decrease from share transactions	(14,939,874)	(9,357,951)
Total increase in net assets	1,015,265	10,154,377
Net assets:
Beginning of period	205,892,015	195,737,638
End of period	206,907,280	205,892,015
Undistributed net investment income at end of period	$224,758	$—
Changes in shares:
Class A:
Subscriptions	849,637	1,051,114
Redemptions	(1,642,623)	(1,585,353)
Net decrease	(792,986)	(534,239)
Class B:
Subscriptions	540	—
Net increase	540	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)
Class A shares
Year ended 12/31/2006(d)(e)	$18.62	$0.02	$1.52	$1.54	$20.16	8.27	%(f)
Year ended 12/31/2005	16.89	(0.02)	1.75	1.73	18.62	10.24	(f)
Year ended 12/31/2004	15.16	(0.02)	1.75	1.73	16.89	11.41	(f)
Year ended 12/31/2003	11.39	(0.04)	3.81	3.77	15.16	33.10
Year ended 12/31/2002	13.42	(0.05)	(1.98)	(2.03)	11.39	(15.13)

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(e)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(f)  Had the Investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(c)	Interest expense		Total expenses(c)	Net investment income (loss)(c)	Waiver/ reimbursement	Portfolio turnover rate	Net assets, end of period (000's)
Class A shares
Year ended 12/31/2006(d)(e)	1.05%	—		1.05%	0.12%	0.18%	67%	$206,896
Year ended 12/31/2005	1.05	—		1.05	(0.10)	0.25	68	205,892
Year ended 12/31/2004	1.09	—		1.09	(0.16)	0.25	99	195,738
Year ended 12/31/2003	1.08	—		1.08	(0.29)	0.25	76	162,096
Year ended 12/31/2002	1.09	—	%(g)	1.09	(0.41)	0.26	119	101,516

See Accompanying Notes to Financial Statements.
11

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico Focused Equities Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

12

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification:  In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$414	$(414)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

13

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$224,758	$—	$57,217,685

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$58,093,722
Unrealized depreciation	(876,037)
Net unrealized appreciation	$57,217,685

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

2010	$1,460,659

A capital loss carryforward of $19,761,540 was utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.   Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

14

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

15

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities and the expense is included in "Trustees' fees" on the Statement of Operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $130,999,580 and $146,962,003, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had two shareholders that held 93.6% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. The Fund had no borrowings as of December 31, 2006.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange

16

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the

17

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico Focused Equities Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico Focused Equities Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Columbia Marsico Focused Equities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Focused Equities Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

22

Columbia Marsico Focused Equities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

23

Columbia Marsico Focused Equities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

24

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Columbia Marsico Focused Equities Fund,
Variable Series

(formerly Nations Marsico Focused Equities Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Focused
Equities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value October 2, 2006	Ending account December 31, 2006	Expenses paid during the period* October 2, 2006 to December 31, 2006
Actual	$1,000.00	$1,089.20	$3.57	**
Hypothetical***	$1,000.00	$1,018.30	$6.97

*  Expenses are equal to the annualized expense ratio of 1.37% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the Share Class' fiscal period and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Actual expenses paid for the period 10/02/06–12/31/06. Hypothetical expenses paid for the period 07/01/06–12/31/06.

***  Assumed 5% return per year before expenses.

1

Columbia Marsico Focused
Equities Fund, Variable Series

Portfolio management

Thomas F. Marsico

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico Focused Equities Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns (as of 12/31/06)

	1 Year	5 Year	Since Inception*
Columbia Marsico Focused Equities Fund, VS — B	8.22%	8.47%	8.68%
S&P 500 Index	15.79%	6.19%	4.56%

*Class B inception date is October 2, 2006.

Class B is a newer class of shares. Its performance information includes returns of the Fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A was initially offered on March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable for stocks, the fund, its benchmark, the S&P 500 Index1, and its peer group, the Morningstar Large Growth IT Category2 all generated positive results. However, the fund underperformed its benchmark generally because of stock-specific disappointments in the health care sector. And because the portfolio had more exposure to health care than the index, these disappointments were amplified. Disappointments in energy and technology also hampered the fund's return.

Shares of UnitedHealth Group, a leading health care service provider, declined as investigations continued into the company's employee stock option administration and oversight. UnitedHealth Group is one of the fund's largest individual holdings, so its decline had a material negative effect on performance. Biotechnology company Genentech also posted price declines during the period.

The fund had little exposure to the energy sector, which represented an "opportunity cost", as energy was among the strongest performing areas of the benchmark index. Furthermore, stock selection in the energy sector was disappointing. Halliburton posted a price return of negative 9% prior to being sold. Certain information technology positions owned earlier in the period also struggled, including Apple, Texas Instruments and QUALCOMM. All three positions were sold prior to the period's end.

Several factors had a positive impact on performance. Stock selection and an emphasis on the consumer services industry made a solid contribution to the fund's return. Hotel/leisure positions Wynn Resorts, Las Vegas Sands, MGM Mirage and Four Seasons each experienced price gains in excess of 50%. Strength in the Macau gaming market aided results for hotel/casino operators Wynn Resorts and Las Vegas Sands. Media company Comcast and auto manufacturer Toyota, both in the consumer discretionary sector, were additional areas of strength. The fund's financial positions also performed well. Goldman Sachs Group, UBS AG, Chicago Mercantile Exchange (before it was sold) and Industrial & Commercial Bank of China appreciated significantly. In addition, the fund benefited from maintaining little or no exposure to the semiconductor and semiconductor equipment and software and

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico Focused
Equities Fund, Variable Series (Continued)

services industry groups, both of which were relatively weak performers for the period.

At the end of the period, the fund's sector allocations emphasized consumer discretionary, financials, health care and industrials. The fund had little or no exposure to telecommunications services or utilities.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

The fund normally invests in a core portfolio of 20 to 30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

3

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 99.4%
	Consumer discretionary — 31.7%
	Automobiles — 5.1%
78,871	Toyota Motor Corp., ADR	$10,593,164
	Hotels, restaurants & leisure — 15.0%
47,167	Four Seasons Hotels, Inc.	3,867,222
87,613	Las Vegas Sands Corp.(a)	7,839,611
129,323	MGM Mirage(a)	7,416,674
134,053	Starbucks Corp.(a)	4,748,157
75,817	Wynn Resorts Ltd.(a)	7,115,426
		30,987,090
	Household durables — 2.1%
84,626	Lennar Corp., Class A	4,439,480
	Media — 4.5%
218,329	Comcast Corp., Class A(a)	9,241,866
	Multiline retail — 1.8%
65,012	Target Corp.	3,708,935
	Specialty retail — 3.2%
214,245	Lowe's Companies, Inc.	6,673,732
		65,644,267
	Consumer staples — 6.8%
	Beverages — 2.2%
71,311	PepsiCo, Inc.	4,460,503
	Household products — 4.6%
148,807	Procter & Gamble Co.	9,563,826
		14,024,329
	Energy — 2.4%
	Energy equipment & services — 2.4%
79,508	Schlumberger Ltd.	5,021,725
	Financials — 22.0%
	Capital markets — 12.3%
61,924	Goldman Sachs Group, Inc.	12,344,549
88,655	Lehman Brothers Holdings, Inc.	6,925,729
102,481	UBS AG, Registered Shares	6,182,679
		25,452,957
	Commercial banks — 6.4%
12,019,000	Industrial & Commercial Bank of China, Class H(a)	7,473,045
161,797	Wells Fargo & Co.	5,753,501
		13,226,546
	Diversified financial services — 1.9%
68,425	Citigroup, Inc.	3,811,273
	Real estate investment trusts (REITs) — 1.4%
48,278	ProLogis Trust	2,933,854
		45,424,630

Shares		Value
	Health care — 15.0%
	Biotechnology — 6.7%
131,454	Genentech, Inc.(a)	$10,664,863
53,492	Genzyme Corp.(a)	3,294,037
		13,958,900
	Health care providers & services — 8.3%
319,600	UnitedHealth Group, Inc.	17,172,108
		31,131,008
	Industrials — 14.8%
	Aerospace & defense — 5.4%
43,768	General Dynamics Corp.	3,254,151
67,944	Lockheed Martin Corp.	6,255,604
26,454	United Technologies Corp.	1,653,904
		11,163,659
	Air Freight & logistics — 3.7%
70,362	FedEx Corp.	7,642,720
	Road & rail — 5.7%
94,013	Burlington Northern Santa Fe Corp.	6,939,100
53,174	Union Pacific Corp.	4,893,071
		11,832,171
		30,638,550
	Information technology — 3.5%
	Communications equipment — 3.5%
266,420	Cisco Systems, Inc.(a)	7,281,259
	Materials — 3.2%
	Chemicals — 3.2%
124,532	Monsanto Co.	6,541,666
		6,541,666
	Total common stocks (Cost of $148,003,893)	205,707,434
Par
	Short-term obligation — 0.7%
$1,479,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a FNMA bond maturing 10/18/16, market value of $1,510,031 (repurchase proceeds $1,479,856)	1,479,000
	Total short-term obligation (Cost of $1,479,000)	1,479,000

Total investments (Cost of $149,482,893)(b)	100.1%	207,186,434
Other assets & liabilities, net	(0.1)%	(279,154)
Net assets	100.0%	$206,907,280

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $149,968,749.

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	31.7%
Financials	22.0
Health care	15.0
Industrial	14.8
Consumer staples	6.8
Information technology	3.5
Materials	3.2
Energy	2.4
99.4
Short-term obligation	0.7
Other assets & liabilities, net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Focused Equities Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Asset:
Investments, at cost	$149,482,893
Total investments, at value	207,186,434
Cash	874
Receivable for:
Fund shares sold	294,887
Interest	642
Dividends	79,011
Total assets	207,561,848
Liabilities:
Payable for:
Investments purchased	227,965
Fund shares repurchased	146,224
Investment advisory fee	128,790
Administration fee	33,008
Transfer agent fee	10
Pricing and bookkeeping fees	7,062
Trustees' fees	52,966
Custody fee	285
Chief compliance officer expenses	1,880
Other liabilities	56,378
Total liabilities	654,568
Net assets	$206,907,280
Composition of net assets
Paid-in capital	$150,925,502
Undistributed net investment income	224,758
Accumulated net realized loss	(1,946,513)
Net unrealized appreciation (depreciation) on:
Investments	57,703,541
Foreign currency translations	(8)
Net assets	$206,907,280
Class A:
Net assets	$206,896,401
Shares outstanding	10,264,635
Net asset value per share	$20.16
Class B: (a)
Net assets	$10,879
Shares outstanding	540
Net asset value per share	$20.15

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Focused Equities Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $45,784)	$2,017,096
Interest	312,822
Total investment income	2,329,918
Expenses:
Investment advisory fee	1,490,174
Administration fee	377,405
Shareholder servicing and distribution fees:
Class A	373,582
Class B	6
Transfer agent fee	104
Pricing and bookkeeping fees	86,137
Trustees' fees	16,642
Custody fee	8,370
Chief compliance officer expenses	5,354
Other expenses	129,217
Total expenses	2,486,991
Fees waived by Distributor – Class A	(373,582)
Custody earnings credit	(7,835)
Net expenses	2,105,574
Net investment income	224,344
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	19,912,945
Foreign currency transactions	416
Net realized gain	19,913,361
Net change in unrealized depreciation on:
Investments	(4,182,558)
Foreign currency translations	(8)
Net change in unrealized depreciation	(4,182,566)
Net gain	15,730,795
Net increase in net assets from operations	$15,955,139

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Focused Equities Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006 (a)	2005
Operations:
Net investment income (loss)	$224,344	$(198,137)
Net realized gain on investments and foreign currency transactions	19,913,361	12,012,613
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,182,566)	7,697,852
Net increase from operations	15,955,139	19,512,328
Share transactions:
Class A:
Subscriptions	15,960,144	17,673,476
Redemptions	(30,910,018)	(27,031,427)
Net decrease	(14,949,874)	(9,357,951)
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net decrease from share transactions	(14,939,874)	(9,357,951)
Total increase in net assets	1,015,265	10,154,377
Net assets:
Beginning of period	205,892,015	195,737,638
End of period	206,907,280	205,892,015
Undistributed net investment income at end of period	$224,758	$—
Changes in shares:
Class A:
Subscriptions	849,637	1,051,114
Redemptions	(1,642,623)	(1,585,353)
Net decrease	(792,986)	(534,239)
Class B:
Subscriptions	540	—
Net increase	540	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout the period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)(c)(d)
Class B Shares
Period Ended 12/31/2006(g)(h)	$18.50	$0.02	$1.63	$1.65	$20.15	8.92%

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an annualized impact of 0.02%.

(f)  Annualized.

(g)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(h)  Class B shares commenced operations on October 2, 2006.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Total expenses(e)(f)	Net investment income(e)(f)	Waiver/ reimbursement(f)		Portfolio turnover rate(d)	Net assets, end of period (000's)
Class B Shares
Period Ended 12/31/2006(g)(h)	1.37%	0.39%	—	%(i)	67%	$11

See Accompanying Notes to Financial Statements.
11

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico Focused Equities Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

12

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification:  In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$414	$(414)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

13

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$224,758	$—	$57,217,685

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$58,093,722
Unrealized depreciation	(876,037)
Net unrealized appreciation	$57,217,685

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

2010	$1,460,659

A capital loss carryforward of $19,761,540 was utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.   Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

14

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

15

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities and the expense is included in "Trustees' fees" on the Statement of Operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $130,999,580 and $146,962,003, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had two shareholders that held 93.6% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. The Fund had no borrowings as of December 31, 2006.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange

16

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the

17

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Marsico Focused Equities Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico Focused Equities Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Columbia Variable Trust Funds

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Focused Equities Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

22

Columbia Variable Trust Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

23

Columbia Variable Trust Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

24

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Columbia Marsico Growth Fund,
Variable Series

(formerly Nations Marsico Growth Portfolio)

Columbia Funds Variable Insurance Trust I

Class A

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Growth
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class A	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,076.62	$5.23
Hypothetical**	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the annualized expense ratio of 1.00% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia Marsico Growth
Fund, Variable Series

Portfolio management

Thomas F. Marsico
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico Growth Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia Marsico Growth Fund, VS — A	6.09%	7.13%	7.74%
S&P 500 Index	15.79%	6.19%	4.56%

*Class A inception date is March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable for stocks, the fund, its benchmark, the S&P 500 Index,1 and its peer group, the Morningstar Large Growth VIT Category2 all generated positive results. However, the fund underperformed both measures generally because of stock-specific disappointments in the health care sector. And because the portfolio had more exposure to health care than the index, these disappointments were amplified. Disappointments in energy and technology also hampered the fund's return.

Shares of UnitedHealth Group, a leading health care service provider, declined as investigations continued into the company's employee stock option administration and oversight. UnitedHealth Group is one of the fund's largest individual holdings, so its decline had a material negative effect on performance. Biotechnology company Genentech also posted price declines during the period.

The fund had little exposure to the energy sector, which represented an "opportunity cost", as energy was among the strongest performing areas of the benchmark index. Furthermore, stock selection in the energy sector was disappointing. Halliburton and Peabody Energy posted price returns of negative 10% and negative 6%, respectively, prior to being sold. Certain information technology positions owned earlier in the period also struggled, including Apple and QUALCOMM. Both positions were sold prior to the period's end.

Several factors had a positive impact on performance. The fund's position in the financials sector was the primary area of strength. Goldman Sachs Group, UBS AG, Industrial & Commercial Bank of China and Lehman Brothers appreciated significantly. Stock selection and an emphasis on the consumer services industry also aided performance. Hotel/leisure positions Las Vegas Sands, MGM Mirage and Wynn Resorts each experienced price gains in excess of 50%. Strength in the Macau gaming market aided results for hotel/casino operators Wynn Resorts and Las Vegas Sands. In addition, the fund benefited from maintaining little or no exposure to the semiconductor and semiconductor equipment and software and services industry groups, both of which were relatively weak performers for the period.

At the end of the period, the fund's sector allocations emphasized consumer discretionary, financials, industrials and health care companies. The fund had little or no exposure to utilities.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico Growth
Fund, Variable Series (Continued)

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

3

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 98.8%
	Consumer discretionary — 28.1%
	Automobiles — 3.5%
133,889	Toyota Motor Corp., ADR	$17,982,632
	Hotels, restaurants & leisure — 11.4%
24,309	Four Seasons Hotels, Inc.	1,993,095
173,171	Las Vegas Sands Corp.(a)	15,495,341
248,201	MGM Mirage(a)	14,234,327
184,402	Starbucks Corp.(a)	6,531,519
83,274	Station Casinos, Inc.	6,800,988
40,205	Wynn Resorts Ltd.	3,773,239
173,332	Yum! Brands, Inc.	10,191,922
		59,020,431
	Household durables — 2.2%
114,897	KB Home	5,891,918
106,755	Lennar Corp., Class A	5,600,367
		11,492,285
	Media — 3.9%
479,827	Comcast Corp., Class A(a)	20,311,077
	Multiline retail — 4.6%
301,003	Federated Department Stores, Inc.	11,477,244
48,235	Nordstrom, Inc.	2,379,915
180,085	Target Corp.	10,273,849
		24,131,008
	Specialty retail — 2.5%
413,123	Lowe's Companies, Inc.	12,868,781
		145,806,214
	Consumer staples — 5.0%
	Beverages — 1.6%
266,574	Heineken NV, ADR	6,291,146
27,401	PepsiCo, Inc.	1,713,933
		8,005,079
	Household products – 3.4%
277,305	Procter & Gamble Co.	17,822,392
		25,827,471
	Energy — 2.2%
	Energy equipment & services — 2.2%
181,627	Schlumberger Ltd.	11,471,561
	Financials — 19.8%
	Capital markets — 10.8%
127,826	Goldman Sachs Group, Inc.	25,482,113
198,682	Lehman Brothers Holdings, Inc.	15,521,038
252,425	UBS AG, Registered Shares	15,228,800
		56,231,951

Shares		Value
	Commercial banks — 4.9%
464,500	China Merchants Bank Co., Ltd., Class H(a)	$981,124
19,117,000	Industrial & Commercial Bank of China, Class H(a)	11,886,363
354,252	Wells Fargo & Co.	12,597,201
		25,464,688
	Diversified financial services — 2.4%
228,701	Citigroup, Inc.	12,738,646
	Real estate management & development — 1.7%
155,358	CB Richard Ellis Group, Inc., Class A	5,157,886
65,497	St. Joe Co.	3,508,674
		8,666,560
		103,101,845
	Health care — 13.9%
	Biotechnology — 6.4%
112,667	Amylin Pharmaceuticals, Inc.(a)	4,063,899
289,439	Genentech, Inc.(a)	23,482,186
96,082	Genzyme Corp.(a)	5,916,729
		33,462,814
	Health care providers & services — 7.5%
725,561	UnitedHealth Group, Inc.	38,984,393
		72,447,207
	Industrials — 17.1%
	Aerospace & defense — 9.1%
104,012	Boeing Co.	9,240,426
207,240	General Dynamics Corp.	15,408,294
140,347	Lockheed Martin Corp.	12,921,748
153,344	United Technologies Corp.	9,587,067
		47,157,535
	Air freight & logistics — 3.0%
143,821	FedEx Corp.	15,621,837
	Road & rail — 5.0%
208,304	Burlington Northern Santa Fe Corp.	15,374,919
113,455	Union Pacific Corp.	10,440,129
		25,815,048
		88,594,420
	Information technology — 3.8%
	Communications equipment — 3.0%
559,655	Cisco Systems, Inc.(a)	15,295,371
	Computers & peripherals — 0.0%
4,500	Seagate Technology, Inc., Escrow Shares(b)	45

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Semiconductors & semiconductor equipment — 0.8%
209,688	Intel Corp.	$4,246,182
		19,541,598
	Materials — 4.4%
	Chemicals — 4.4%
269,436	Monsanto Co.	14,153,473
146,154	Praxair, Inc.	8,671,317
		22,824,790
	Telecommunication services — 4.0%
	Wireless telecommunication services — 4.0%
249,631	America Movil SA de CV, ADR, Series L	11,288,314
1,084,000	China Mobile Ltd.	9,390,344
		20,678,658
	Utilities — 0.5%
	Independent power producers & energy traders — 0.5%
45,793	NRG Energy, Inc.(a)	2,564,866
	Total common stocks (cost of $437,347,132)	512,858,630
Par
	Short-term obligation — 11.7%
$60,908,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a U.S. Treasury Bond maturing 10/04/16, market value of $62,128,200 (repurchase proceeds $60,943,259)	60,908,000
	Total short-term obligation (Cost of $60,908,000)	60,908,000

Total investments (Cost of $498,255,132)(c)	110.5%	573,766,630
Other assets & liabilities, net	(10.5)%	(54,407,120)
Net assets	100.0%	$519,359,510

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $498,387,720.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	28.1%
Financials	19.8
Industrials	17.1
Health care	13.9
Consumer staples	5.0
Materials	4.4
Telecommunication services	4.0
Information technology	3.8
Energy	2.2
Utilities	0.5
98.8
Short-term obligation	11.7
Other assets & liabilities, net	(10.5)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$437,347,132
Repurchase agreement, at cost	60,908,000
Investments, at value	512,858,630
Repurchase agreement, at value	60,908,000
Cash	37
Receivable for:
Fund shares sold	13,848
Interest	26,444
Dividends	147,329
Foreign tax reclaims	5,922
Total assets	573,960,210
Liabilities:
Payable for:
Investments purchased	54,055,809
Fund shares repurchased	13,579
Investment advisory fee	315,480
Administration fee	87,315
Transfer agent fee	647
Trustees' fees	73,841
Pricing and bookkeeping fees	10,817
Custody fee	969
Service fees	2
Chief compliance officer expenses	2,803
Other liabilities	39,438
Total liabilities	54,600,700
Net assets	$519,359,510
Composition of net assets:
Paid-in capital	$458,776,914
Undistributed net investment income	608,969
Accumulated net realized loss	(15,537,867)
Net unrealized appreciation (depreciation) on:
Investments	75,511,498
Foreign currency translations	(4)
Net assets	$519,359,510
Class A:
Net assets	$519,348,836
Shares outstanding	27,356,347
Net asset value per share	$18.98
Class B: (a)
Net assets	$10,674
Shares outstanding	562
Net asset value per share	$18.98

(a) Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $28,965)	$2,508,192
Interest	1,009,240
Total investment income	3,517,432
Expenses:
Investment advisory fee	2,129,765
Administration fee	563,299
Service fee:
Class A	430,893
Class B	6
Transfer agent fee	1,602
Pricing and bookkeeping fees	99,395
Trustees' fees	19,909
Custody fee	136,781
Chief compliance officer expenses	6,463
Other expenses	85,920
Total expenses	3,474,033
Fees waived by Distributor – Class A	(430,893)
Custody earnings credit	(132,352)
Net expenses	2,910,788
Net investment income	606,644
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	8,897,527
Foreign currency transactions	2,324
Net realized gain	8,899,851
Net change in unrealized appreciation (depreciation) on:
Investments	26,098,389
Foreign currency translations	(4)
Net change in unrealized appreciation	26,098,385
Net gain	34,998,236
Net increase resulting from operations	$35,604,880

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$606,644	$(246,250)
Net realized gain on investments and foreign currency transaction	8,899,851	4,144,569
Net change in unrealized appreciation on investments and foreign currency translations	26,098,385	8,101,841
Net increase from operations	35,604,880	12,000,160
Share transactions:
Class A:
Subscriptions	343,572,740	25,121,606
Redemptions	(32,054,701)	(17,995,420)
Net increase	311,518,039	7,126,186
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase from share transactions	311,528,039	7,126,186
Total increase in net assets	347,132,919	19,126,346
Net assets:
Beginning of period	172,226,591	153,100,245
End of period	519,359,510	172,226,591
Undistributed net investment income at end of period	$608,969	$1
Changes in shares:
Class A:
Subscriptions	19,514,554	1,510,213
Redemptions	(1,787,758)	(1,074,175)
Net increase	17,726,796	436,038
Class B:
Subscriptions	562	—
Net increase	562	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)(f)
Class A
Year ended 12/31/2006(d)(e)	$17.89	$0.04	$1.05	$1.09	$18.98	6.09%
Year ended 12/31/2005	16.65	(0.03)	1.27	1.24	17.89	7.45
Year ended 12/31/2004	14.73	(0.02)	1.94	1.92	16.65	13.03
Year ended 12/31/2003	11.28	(0.04)	3.49	3.45	14.73	30.59
Year ended 12/31/2002	13.45	(0.05)	(2.12)	(2.17)	11.28	(16.13)

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended December 31, 2006 which had a 0.05% impact.

(d)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(e)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico Growth Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(c)	Interest expense		Total expenses(c)	Net investment income (loss)(c)	Waiver/ reimbursement	Portfolio turnover rate	Net assets, end of period (000's)
Class A
Year ended 12/31/2006(d)(e)	1.01%	—		1.01%	0.21%	0.15%	54%	$519,349
Year ended 12/31/2005	1.09	—		1.09	(0.15)	0.25	69	172,227
Year ended 12/31/2004	1.12	—	%(g)	1.12	(0.11)	0.25	77	153,100
Year ended 12/31/2003	1.13	—	%(g)	1.13	(0.34)	0.25	83	95,596
Year ended 12/31/2002	1.14	—	%(g)	1.14	(0.40)	0.28	107	56,948

See Accompanying Notes to Financial Statements.
11

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico Growth Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

12

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status:  The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,324	$(2,324)	$—

13

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$608,967	$—	$75,378,910

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$80,469,987
Unrealized depreciation	(5,091,077)
Net unrealized appreciation	$75,378,910

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$5,721,025
2010	7,897,511
2011	192,915
$13,811,451

A capital loss carryforwards of $10,265,450 was utilized during the year ended December 31, 2006.

Of the capital loss carryforwards attributable to the Fund, $4,631,508 ($2,298,335 was utilized in 2006) was obtained upon the Fund's merger with Nations Seperate Account Trust Capital Growth Portfolio, of which $2,333,173 remains.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $1,593,828 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

14

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly,

15

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, if applicable, was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $453,014,916 and $147,226,302 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had three shareholders that held 90.8% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

16

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

17

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico Growth Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico Growth Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Growth Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the

22

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

23

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

24

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Columbia Marsico Growth Fund,
Variable Series

(formerly Nations Marsico Growth Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Growth
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value October 2, 2006	Ending account December 31, 2006	Expenses paid during the period* October 2, 2006 to December 31, 2006
Actual	$1,000.00	$1,068.71	$3.25	**
Hypothetical***	$1,000.00	$1,018.85	$6.41

*  Expenses are equal to the annualized expense ratio of 1.26% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the Share Class' fiscal period and divided by 365. Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Actual expenses paid for the period 10/02/06–12/31/06. Hypothetical expenses paid for the period 07/01/06–12/31/06.

***  Assumed 5% return per year before expenses.

1

Columbia Marsico Growth
Fund, Variable Series

Portfolio management

Thomas F. Marsico

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico Growth Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns (as of 12/31/06)

	1 Year	5 Year	Since Inception*
Columbia Marsico Growth Fund, VS — B	6.09%	7.13%	7.74%
S&P 500 Index	15.79%	6.19%	4.56%

*Class B inception date is October 2, 2006.

Class B is a newer class of shares. Its performance information includes returns of the Fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A was initially offered on March 27, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

In an environment that was generally favorable for stocks, the fund, its benchmark, the S&P 500 Index,1 and its peer group, the Morningstar Large Growth VIT Category2 all generated positive results. However, the fund underperformed both measures generally because of stock-specific disappointments in the health care sector. And because the portfolio had more exposure to health care than the index, these disappointments were amplified. Disappointments in energy and technology also hampered the fund's return.

Shares of UnitedHealth Group, a leading health care service provider, declined as investigations continued into the company's employee stock option administration and oversight. UnitedHealth Group is one of the fund's largest individual holdings, so its decline had a material negative effect on performance. Biotechnology company Genentech also posted price declines during the period.

The fund had little exposure to the energy sector, which represented an "opportunity cost", as energy was among the strongest performing areas of the benchmark index. Furthermore, stock selection in the energy sector was disappointing. Halliburton and Peabody Energy posted price returns of negative 10% and negative 6%, respectively, prior to being sold. Certain information technology positions owned earlier in the period also struggled, including Apple and QUALCOMM. Both positions were sold prior to the period's end.

Several factors had a positive impact on performance. The fund's position in the financials sector was the primary area of strength. Goldman Sachs Group, UBS AG, Industrial & Commercial Bank of China and Lehman Brothers appreciated significantly. Stock selection and an emphasis on the consumer services industry also aided performance. Hotel/leisure positions Las Vegas Sands, MGM Mirage and Wynn Resorts each experienced price gains in excess of 50%. Strength in the Macau gaming market aided results for hotel/casino operators Wynn Resorts and Las Vegas Sands. In addition, the fund benefited from maintaining little or no exposure to the semiconductor and semiconductor equipment and software and services industry groups, both of which were relatively weak performers for the period.

At the end of the period, the fund's sector allocations emphasized consumer discretionary, financials, industrials and health care companies. The fund had little or no exposure to utilities.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico Growth
Fund, Variable Series (Continued)

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

3

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 98.8%
	Consumer discretionary — 28.1%
	Automobiles — 3.5%
133,889	Toyota Motor Corp., ADR	$17,982,632
	Hotels, restaurants & leisure — 11.4%
24,309	Four Seasons Hotels, Inc.	1,993,095
173,171	Las Vegas Sands Corp.(a)	15,495,341
248,201	MGM Mirage(a)	14,234,327
184,402	Starbucks Corp.(a)	6,531,519
83,274	Station Casinos, Inc.	6,800,988
40,205	Wynn Resorts Ltd.	3,773,239
173,332	Yum! Brands, Inc.	10,191,922
		59,020,431
	Household durables — 2.2%
114,897	KB Home	5,891,918
106,755	Lennar Corp., Class A	5,600,367
		11,492,285
	Media — 3.9%
479,827	Comcast Corp., Class A(a)	20,311,077
	Multiline retail — 4.6%
301,003	Federated Department Stores, Inc.	11,477,244
48,235	Nordstrom, Inc.	2,379,915
180,085	Target Corp.	10,273,849
		24,131,008
	Specialty retail — 2.5%
413,123	Lowe's Companies, Inc.	12,868,781
		145,806,214
	Consumer staples — 5.0%
	Beverages — 1.6%
266,574	Heineken NV, ADR	6,291,146
27,401	PepsiCo, Inc.	1,713,933
		8,005,079
	Household products – 3.4%
277,305	Procter & Gamble Co.	17,822,392
		25,827,471
	Energy — 2.2%
	Energy equipment & services — 2.2%
181,627	Schlumberger Ltd.	11,471,561
	Financials — 19.8%
	Capital markets — 10.8%
127,826	Goldman Sachs Group, Inc.	25,482,113
198,682	Lehman Brothers Holdings, Inc.	15,521,038
252,425	UBS AG, Registered Shares	15,228,800
		56,231,951

Shares		Value
	Commercial banks — 4.9%
464,500	China Merchants Bank Co., Ltd., Class H(a)	$981,124
19,117,000	Industrial & Commercial Bank of China, Class H(a)	11,886,363
354,252	Wells Fargo & Co.	12,597,201
		25,464,688
	Diversified financial services — 2.4%
228,701	Citigroup, Inc.	12,738,646
	Real estate management & development — 1.7%
155,358	CB Richard Ellis Group, Inc., Class A	5,157,886
65,497	St. Joe Co.	3,508,674
		8,666,560
		103,101,845
	Health care — 13.9%
	Biotechnology — 6.4%
112,667	Amylin Pharmaceuticals, Inc.(a)	4,063,899
289,439	Genentech, Inc.(a)	23,482,186
96,082	Genzyme Corp.(a)	5,916,729
		33,462,814
	Health care providers & services — 7.5%
725,561	UnitedHealth Group, Inc.	38,984,393
		72,447,207
	Industrials — 17.1%
	Aerospace & defense — 9.1%
104,012	Boeing Co.	9,240,426
207,240	General Dynamics Corp.	15,408,294
140,347	Lockheed Martin Corp.	12,921,748
153,344	United Technologies Corp.	9,587,067
		47,157,535
	Air freight & logistics — 3.0%
143,821	FedEx Corp.	15,621,837
	Road & rail — 5.0%
208,304	Burlington Northern Santa Fe Corp.	15,374,919
113,455	Union Pacific Corp.	10,440,129
		25,815,048
		88,594,420
	Information technology — 3.8%
	Communications equipment — 3.0%
559,655	Cisco Systems, Inc.(a)	15,295,371
	Computers & peripherals — 0.0%
4,500	Seagate Technology, Inc., Escrow Shares(b)	45

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Semiconductors & semiconductor equipment — 0.8%
209,688	Intel Corp.	$4,246,182
		19,541,598
	Materials — 4.4%
	Chemicals — 4.4%
269,436	Monsanto Co.	14,153,473
146,154	Praxair, Inc.	8,671,317
		22,824,790
	Telecommunication services — 4.0%
	Wireless telecommunication services — 4.0%
249,631	America Movil SA de CV, ADR, Series L	11,288,314
1,084,000	China Mobile Ltd.	9,390,344
		20,678,658
	Utilities — 0.5%
	Independent power producers & energy traders — 0.5%
45,793	NRG Energy, Inc.(a)	2,564,866
	Total common stocks (cost of $437,347,132)	512,858,630
Par
	Short-term obligation — 11.7%
$60,908,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a U.S. Treasury Bond maturing 10/04/16, market value of $62,128,200 (repurchase proceeds $60,943,259)	60,908,000
	Total short-term obligation (Cost of $60,908,000)	60,908,000

Total investments (Cost of $498,255,132)(c)	110.5%	573,766,630
Other assets & liabilities, net	(10.5)%	(54,407,120)
Net assets	100.0%	$519,359,510

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $498,387,720.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	28.1%
Financials	19.8
Industrials	17.1
Health care	13.9
Consumer staples	5.0
Materials	4.4
Telecommunication services	4.0
Information technology	3.8
Energy	2.2
Utilities	0.5
98.8
Short-term obligation	11.7
Other assets & liabilities, net	(10.5)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$437,347,132
Repurchase agreement, at cost	60,908,000
Investments, at value	512,858,630
Repurchase agreement, at value	60,908,000
Cash	37
Receivable for:
Fund shares sold	13,848
Interest	26,444
Dividends	147,329
Foreign tax reclaims	5,922
Total assets	573,960,210
Liabilities:
Payable for:
Investments purchased	54,055,809
Fund shares repurchased	13,579
Investment advisory fee	315,480
Administration fee	87,315
Transfer agent fee	647
Trustees' fees	73,841
Pricing and bookkeeping fees	10,817
Custody fee	969
Service fees	2
Chief compliance officer expenses	2,803
Other liabilities	39,438
Total liabilities	54,600,700
Net assets	$519,359,510
Composition of net assets:
Paid-in capital	$458,776,914
Undistributed net investment income	608,969
Accumulated net realized loss	(15,537,867)
Net unrealized appreciation (depreciation) on:
Investments	75,511,498
Foreign currency translations	(4)
Net assets	$519,359,510
Class A:
Net assets	$519,348,836
Shares outstanding	27,356,347
Net asset value per share	$18.98
Class B: (a)
Net assets	$10,674
Shares outstanding	562
Net asset value per share	$18.98

(a) Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $28,965)	$2,508,192
Interest	1,009,240
Total investment income	3,517,432
Expenses:
Investment advisory fee	2,129,765
Administration fee	563,299
Service fee:
Class A	430,893
Class B	6
Transfer agent fee	1,602
Pricing and bookkeeping fees	99,395
Trustees' fees	19,909
Custody fee	136,781
Chief compliance officer expenses	6,463
Other expenses	85,920
Total expenses	3,474,033
Fees waived by Distributor – Class A	(430,893)
Custody earnings credit	(132,352)
Net expenses	2,910,788
Net investment income	606,644
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	8,897,527
Foreign currency transactions	2,324
Net realized gain	8,899,851
Net change in unrealized appreciation (depreciation) on:
Investments	26,098,389
Foreign currency translations	(4)
Net change in unrealized appreciation	26,098,385
Net gain	34,998,236
Net increase resulting from operations	$35,604,880

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$606,644	$(246,250)
Net realized gain on investments and foreign currency transaction	8,899,851	4,144,569
Net change in unrealized appreciation on investments and foreign currency translations	26,098,385	8,101,841
Net increase from operations	35,604,880	12,000,160
Share transactions:
Class A:
Subscriptions	343,572,740	25,121,606
Redemptions	(32,054,701)	(17,995,420)
Net increase	311,518,039	7,126,186
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase from share transactions	311,528,039	7,126,186
Total increase in net assets	347,132,919	19,126,346
Net assets:
Beginning of period	172,226,591	153,100,245
End of period	519,359,510	172,226,591
Undistributed net investment income at end of period	$608,969	$1
Changes in shares:
Class A:
Subscriptions	19,514,554	1,510,213
Redemptions	(1,787,758)	(1,074,175)
Net increase	17,726,796	436,038
Class B:
Subscriptions	562	—
Net increase	562	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout the period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)(c)(d)
Class B
Period Ended 12/31/2006(g)(h)	$17.76	$0.01	$1.21	$1.22	$18.98	6.87%

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody credits had an annualized impact of 0.18%.

(g)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(h)  Class B shares commenced operations on October 2, 2006.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico Growth Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Total expenses(e)(f)	Net investment income(e)(f)	Waiver/ reimbursement(e)		Portfolio turnover rate(d)	Net assets, end of period (000's)
Class B
Period Ended 12/31/2006(g)(h)	1.26%	0.46%	—	%(i)	54%	$11

See Accompanying Notes to Financial Statements.
11

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico Growth Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

12

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status:  The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,324	$(2,324)	$—

13

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$608,967	$—	$75,378,910

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$80,469,987
Unrealized depreciation	(5,091,077)
Net unrealized appreciation	$75,378,910

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$5,721,025
2010	7,897,511
2011	192,915
$13,811,451

A capital loss carryforwards of $10,265,450 was utilized during the year ended December 31, 2006.

Of the capital loss carryforwards attributable to the Fund, $4,631,508 ($2,298,335 was utilized in 2006) was obtained upon the Fund's merger with Nations Seperate Account Trust Capital Growth Portfolio, of which $2,333,173 remains.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $1,593,828 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

14

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly,

15

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, if applicable, was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $453,014,916 and $147,226,302 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had three shareholders that held 90.8% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

16

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

17

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Marsico Growth Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico Growth Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Growth Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

22

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

23

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

24

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Columbia Marsico International Opportunities Fund, Variable Series

(formerly Nations Marsico International Opportunities Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico International
Opportunities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value July 1, 2006	Ending account December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,154.61	$7.39
Hypothetical**	$1,000.00	$1,018.35	$6.92

*  Expenses are equal to the annualized expense ratio of 1.36% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia Marsico International
Opportunities Fund, Variable Series

Portfolio management

James G. Gendelman

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Marsico International Opportunities Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia Marsico International Opportunities Fund, VS — B	23.22%	17.41%	10.71%
MSCI EAFE Index	26.34%	14.98%	6.94%

*Inception date is March 27, 1998.

MSCI EAFE Index since inception returns as of March 31, 1998.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

International stocks benefited from a strong environment, supported by robust economic growth, relatively low interest rates and benign inflation. In this environment, the fund, its benchmark the MSCI EAFE Index,1 and peer group, the Morningstar Foreign Growth VIT Category2 all generated positive returns of over 20%. Stock selection drove the fund's returns. However, weak performance from the fund's Japanese holdings contributed to the fund's modest performance shortfall against the benchmark.

Stock selection in the capital goods industry was particularly favorable. France-based Vallourec was the strongest contributor to performance, with a gain of 127%. Switzerland-based ABB also posted a solid gain. Strong performance of pharmaceutical companies CSL and Roche Holding AG further aided performance. Banks were another area of strength for the fund, as UBS AG and Industrial & Commercial Bank of China were strong performers. We also did well to underweight the energy sector and the software and services industry, as both were relatively weak performers during the period. Finally, a position in Latin American wireless operator America Movil SA was among the largest individual contributors in the period.

Although the fund had less exposure than the index to Japan, general weakness in the Japanese stock market hampered results. Consumer discretionary holdings, including Yamada Denki, Sega Sammy Holdings, and Misawa Homes (prior to being sold) were particularly weak. A position in Japan-based financial company Credit Saison emerged as the largest individual detractor in the period, and the stock was sold. Semiconductor and semiconductor equipment holdings, such as Murata Manufacturing (prior to being sold) and Samsung Electronics also hurt results. Finally, a specific position in the food and staples retailing industry, Seiyu (down 43% prior to being sold), was a weak performer.

At times, currency fluctuations affect the fund because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, currency fluctuations had a material negative impact on the fund's performance during this reporting period.

At the end of the period, the fund's sector allocations emphasized financials, consumer discretionary, information technology and health care companies. The fund's country weights emphasized the United Kingdom, Switzerland, Japan and France. Country and sector allocations are primarily the result of the stock selection process.

1The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Marsico International Opportunities Fund, Variable Series (Continued)

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

3

Columbia Funds

Columbia Marsico International Opportunities Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 96.2%
	Consumer discretionary — 16.5%
	Auto components — 3.2%
110,221	Continental AG	$12,813,718
	Automobiles — 3.1%
189,100	Toyota Motor Corp.	12,403,927
	Hotels, restaurants & leisure — 2.0%
179,440	Melco PBL Entertainment Macau Ltd.(a)	3,814,894
1,544,878	Shangri-La Asia Ltd.	4,034,006
		7,848,900
	Household durables — 0.6%
150,332	Gafisa SA(a)	2,236,797
	Leisure equipment & products — 0.9%
133,799	Sega Sammy Holdings, Inc.	3,613,228
	Media — 0.9%
126,340	JC Decaux SA	3,594,587
	Specialty retail — 4.0%
1,035,500	Esprit Holdings Ltd.	11,522,074
54,500	Yamada Denki Co., Ltd.	4,633,165
		16,155,239
	Textiles, apparel & luxury goods — 1.8%
70,073	LVMH Moet Hennessy Louis Vuitton SA	7,366,508
		66,032,904
	Consumer staples — 8.7%
	Beverages — 2.0%
401,810	Diageo PLC	7,885,992
	Food & staples retailing — 3.4%
86,753	Shoppers Drug Mart Corp.	3,726,328
989,794	Tesco PLC	7,821,556
485,200	Wal-Mart de Mexico SA de CV, Series V	2,134,736
		13,682,620
	Food products — 1.9%
21,830	Nestle SA, Registered Shares	7,741,604
	Household products — 1.4%
119,539	Reckitt Benckiser PLC	5,461,771
		34,771,987
	Energy — 2.0%
	Energy equipment & services — 1.1%
224,312	Acergy(a)	4,319,694

Shares		Value
	Oil, gas & consumable fuels — 0.9%
40,321	CNOOC Ltd., ADR	$3,815,576
		8,135,270
	Financials — 28.7%
	Capital markets — 8.0%
166,533	Macquarie Bank Ltd.	10,334,049
972,966	Man Group Plc	9,952,620
193,677	UBS AG, Registered Shares	11,726,187
		32,012,856
	Commercial banks — 16.1%
1,064,000	Banca Intesa SpA	8,194,425
149,723	Erste Bank der Oesterreichischen Sparkassen AG	11,437,807
120,149	ICICI Bank Ltd., ADR	5,015,019
17,388,000	Industrial & Commercial Bank of China, Class H(a)	10,811,324
466,000	Mitsui Trust Holdings, Inc.	5,358,539
200,701	Royal Bank of Scotland Group PLC	7,800,102
294,640	Sanpaolo IMI SpA	6,842,940
94,235	Uniao de Bancos Brasileiros SA, ADR	8,760,086
		64,220,242
	Insurance — 2.2%
219,577	AXA	8,853,795
	Real estate management & development — 0.9%
915,000	CapitaLand Ltd.	3,673,437
	Thrifts & mortgage finance — 1.5%
263,038	Northern Rock PLC	6,049,352
		114,809,682
	Health care — 5.6%
	Biotechnology — 1.7%
132,912	CSL Ltd.	6,834,443
	Pharmaceuticals — 3.9%
86,259	Roche Holding AG, Genusschein Shares	15,433,556
		22,267,999
	Industrials — 10.2%
	Aerospace & Defense — 3.4%
1,648,455	BAE Systems PLC	13,671,227
	Building Products — 1.2%
138,868	Daikin Industries Ltd.	4,838,225
	Electrical Equipment — 1.5%
335,950	ABB Ltd., Registered Shares	6,020,830
	Machinery — 2.0%
27,435	Vallourec	7,923,480

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico International Opportunities Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Road & Rail — 0.9%
83,725	Canadian National Railway Co.	$3,602,687
	Trading companies & distributors — 1.2%
922,000	Marubeni Corp.	4,661,729
		40,718,178
	Information technology — 10.3%
	Communications equipment — 3.1%
306,848	Telefonaktiebolaget LM Ericsson, ADR	12,344,495
	Electronic Equipment & Instruments — 0.9%
171,000	Nippon Electric Glass Co., Ltd.	3,598,138
	Semiconductors & semiconductor equipment — 4.9%
70,100	Advantest Corp.	4,025,932
15,180	Samsung Electronics Co., Ltd.	9,941,805
497,042	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,432,669
		19,400,406
	Software — 1.4%
107,492	SAP AG	5,708,944
		41,051,983
	Materials — 6.2%
	Chemicals — 3.4%
84,186	Lonza Group AG, Registered Shares	7,256,495
35,045	Syngenta AG	6,518,456
		13,774,951
	Construction materials — 2.8%
327,055	Cemex SA de CV, ADR COP(a)	11,080,623
		24,855,574
	Telecommunication services — 5.2%
	Wireless telecommunication services — 5.2%
294,362	America Movil SA de CV, ADR	13,311,050
848,500	China Mobile Ltd.	7,350,283
		20,661,333
	Utilities — 2.8%
	Multi-utilities — 2.8%
142,234	Veolia Environnement	10,963,153
	Total common stocks (cost of $307,370,929)	384,268,063

Par		Value
	Short-Term Obligation — 4.2%
$16,946,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.2100%, collateralized by a FNMA bond maturing 10/18/21, market value of $17,286,019 (repurchase proceeds $16,955,810)	$16,946,000
	Total Short-Term Obligation (cost of $16,946,000)	16,946,000

Total investments — (cost of $324,316,929)(b)	100.4%	401,214,063
Other assets & liabilities, net	(0.4)%	(1,607,081)
Net assets	100.0%	$399,606,982

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $326,128,375.

The Fund was invested in the following countries at December 31, 2006:

Summary of Securities by Country (Unaudited)	Value	% of total investments
United Kingdom	$58,642,617	14.6%
Switzerland	54,697,128	13.6
Japan	43,132,881	10.8
France	38,701,522	9.6
Hong Kong	26,721,939	6.7
Mexico	26,526,409	6.6
Germany	18,522,662	4.6
Australia	17,168,492	4.3
United States*	16,946,000	4.3
Italy	15,037,365	3.7
China	14,626,218	3.6
Sweden	12,344,495	3.1
Austria	11,437,806	2.9
Brazil	10,996,882	2.7
South Korea	9,941,805	2.5
Canada	7,329,015	1.8
Taiwan	5,432,669	1.4
India	5,015,019	1.2
Luxembourg	4,319,693	1.1
Singapore	3,673,446	0.9
	$401,214,063	100.0%

*  Includes short-term obligation.

Acronym	Name
ADR	American Depositary Receipt

COPCertificates of Participation

See Accompanying Notes to Financial Statements.
5

Columbia Marsico International Opportunities Fund, Variable Series

Statements of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$324,316,929
Investments, at value	401,214,063
Cash	13,926
Receivable for:
Investments sold	567
Interest	7,357
Dividends	124,684
Foreign tax reclaims	122,180
Total assets	401,482,777
Liabilities:
Payable for:
Investments purchased	1,136,218
Fund shares repurchased	219,995
Investment advisory fee	259,057
Administration fee	61,969
Transfer agent fee	576
Pricing and bookkeeping fees	10,124
Trustees' fees	52,017
Custody fee	15,007
Distribution and service fees	78,657
Chief compliance officer expenses	2,427
Other liabilities	39,748
Total liabilities	1,875,795
Net assets	$399,606,982
Composition of net assets:
Paid-in capital	$303,863,144
Undistributed net investment income	532,402
Accumulated net realized gain	18,309,373
Net unrealized appreciation on:
Investments	76,897,134
Foreign currency translations	4,929
Net assets	$399,606,982
Shares outstanding	18,207,564
Net asset value per share	$21.95

See Accompanying Notes to Financial Statements.
6

Columbia Marsico International Opportunities Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $250,618)	$3,415,779
Interest	576,919
Total investment income	3,992,698
Expenses:
Investment advisory fee	1,952,953
Administration fee	444,881
Shareholder service and distribution fees	608,334
Transfer agent fee	1,269
Pricing and bookkeeping fees	99,370
Trustees' fees	18,546
Custody fee	130,578
Chief compliance officer expenses	5,975
Other expenses	89,128
Total expenses	3,351,034
Custody earnings credit	(12,143)
Net expenses	3,338,891
Net investment income	653,807
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on:
Investments	19,070,904
Foreign currency transactions	(103,727)
Net realized gain	18,967,177
Net change in unrealized appreciation on:
Investments	41,935,480
Foreign currency translations	8,306
Net change in unrealized appreciation	41,943,786
Net gain	60,910,963
Net increase in net assets from operations	$61,564,770

See Accompanying Notes to Financial Statements.
7

Columbia Marsico International Opportunities Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006	2005
Operations:
Net investment income	$653,807	$1,008,159
Net realized gain on investments and foreign currency transactions	18,967,177	8,917,656
Net change in unrealized appreciation on investments and foreign currency translations	41,943,786	15,847,819
Net increase from operations	61,564,770	25,773,634
Distributions declared to shareholders:
From net investment income	(863,489)	(122,725)
From net realized gains	(9,115,099)	(2,601,600)
Total distributions declared to shareholders	(9,978,588)	(2,724,325)
Share transactions:
Subscriptions	203,326,702	36,109,995
Distributions reinvested	9,978,588	2,724,325
Redemptions	(23,135,432)	(17,157,087)
Net increase	190,169,858	21,677,233
Total increase in net assets	241,756,040	44,726,542
Net assets:
Beginning of period	157,850,942	113,124,400
End of period	399,606,982	157,850,942
Undistributed net investment income at end of period	$532,402	$845,812
Changes in shares:
Subscriptions	10,292,923	2,285,625
Issued for distributions reinvested	516,490	164,413
Redemptions	(1,163,578)	(1,073,613)
Net increase	9,645,835	1,376,425

See Accompanying Notes to Financial Statements.
8

[This page intentionally left blank]

9

Columbia Marsico International Opportunities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations				Less distributions declared to shareholders
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	From net investment income	From net realized gains	Total distributions declared to shareholders	Net asset value, end of period	Total return(b)
Class B Shares
Year ended 12/31/2006(d)(e)	$18.44	$0.05		$4.14	$4.19	$(0.06)	$(0.62)	$(0.68)	$21.95	23.22%
Year ended 12/31/2005	15.74	0.12		2.92	3.04	(0.02)	(0.32)	(0.34)	18.44	19.52
Year ended 12/31/2004	13.56	0.08		2.17	2.25	(0.05)	(0.02)	(0.07)	15.74	16.59 (f)
Year ended 12/31/2003	9.67	—	(g)	3.89	3.89	— (g)	—	— (g)	13.56	40.25
Year ended 12/31/2002	10.44	0.02		(0.79)	(0.77)	— (g)	—	— (g)	9.67	(7.35)

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  On October 2, 2006, the Fund's share class was renamed Class B shares.

(e)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Amount represents less than $0.01 per share.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico International Opportunities Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(c)	Interest expense		Total expenses(c)	Net investment income(c)	Waiver/ reimbursement		Portfolio turnover rate	Net assets, end of period (000's)
Class B Shares
Year ended 12/31/2006(d)(e)	1.37%	—		1.37%	0.27%	—		102%	$399,607
Year ended 12/31/2005	1.49	—		1.49	0.78	—	%(h)	154	157,851
Year ended 12/31/2004	1.50	—		1.50	0.53	0.07		130	113,124
Year ended 12/31/2003	1.45	—	%(h)	1.45	0.02	0.39		147	52,611
Year ended 12/31/2002	1.25	—	%(h)	1.25	0.15	1.04		175	14,819

See Accompanying Notes to Financial Statements.
11

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico International Opportunities Portfolio and the Trust was renamed Nations Separate Account Trust.

Investment Goal: The Fund seeks long-term growth of capital.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest and offers one class of shares, Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class B shares. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

13

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(103,728)	$103,728	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$3,696,263	$1,270,322
Long-Term Capital Gains	6,282,325	1,454,003

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$9,536,612	$11,117,077	$75,085,688

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$76,710,900
Unrealized depreciation	(1,625,212)
Net unrealized appreciation	$75,085,688

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee:  Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

Sub-Advisory Fee:  Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment

14

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Administration Fee:  Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee:  Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee:  Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets attributable to the Class B shares of the Fund.

Fees Paid to Officers and Trustees:  All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has

15

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities and the expense is included in "Trustees' fees" on the Statement of Operations.

Custody Credits:  The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers:  Columbia and the Distributor have voluntarily agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense) exceed 1.50% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007.

Other:  Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $412,424,300 and $244,426,873, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had three shareholders that held 90.0% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations. For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities:  The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in

16

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life

17

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

18

Columbia Marsico International Opportunities Fund, Variable Series

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of the Columbia Marsico International Opportunities Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico International Opportunities Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

19

Columbia Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2006, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I was as follows:

Columbia Marsico International Opportunities Fund, Variable Series	$11,137,241

Foreign taxes paid during the year ended December 31, 2006, amounting to $214,969 have been passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006

Gross income derived from sources within foreign countries amounted to $3,630,748 for the year ended December 31, 2006.

20

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

21

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

Columbia Marsico International Opportunities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico International Opportunities Fund, Variable Series (the "Fund"); and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for the Fund. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper

23

Columbia Marsico International Opportunities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board engaged in further review of the Fund because the total expense ratio and the Net Advisory Rate of the Fund were appreciably higher than the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

24

Columbia Marsico International Opportunities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

25

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

26

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

27

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

29

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

30

Columbia Mid Cap Growth Fund,
Variable Series

(formerly Nations Marsico MidCap Growth Portfolio)

Columbia Funds Variable Insurance Trust I

Class A

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap
Growth Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class A	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during the period* July 1, 2006 to December 31, 2006
Actual	$1,000.00	$1,053.18	$5.18
Hypothetical**	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the annualized expense ratio of 1.00% for the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

1

Columbia Mid Cap Growth
Fund, Variable Series

Portfolio management

Wayne M. Collette and George J. Myers co-manage the fund since October 2, 2006.

Columbia Management Advisors, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Mid Cap Growth Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns as of 12/31/06

	1 Year	5 Year	Since Inception*
Columbia Mid Cap Growth Fund, VS — A	17.69%	3.51%	0.05%
Russell Midcap Growth Index	10.66%	8.22%	5.51%

*Class A inception date is May 1, 2001.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

For the 12-month period ended December 31, 2006, Columbia Mid Cap Growth Fund, Variable Series generated performance that was significantly higher than its benchmark, the Russell MidCap Growth Index1, and the average return of the Morningstar Mid-Cap Growth Funds VIT Category2. Good stock selection in the consumer discretionary, industrials and health care sectors was key to the portfolio's strong performance.

Strong stock selection in consumer discretionary

Strong stock selection in the consumer discretionary sector enhanced returns as the fund benefited from owning gaming companies, including Las Vegas Sands and Wynn Resorts. Both companies performed well in anticipation of growth opportunities in China's Macau region. Nordstrom and Coach (1.4% and 2.1% of net assets, respectively) were also positive contributors during the year, with both companies reporting better-than-expected sales and profits on strong demand for luxury goods. Cheesecake Factory was the largest disappointment in the sector as the stock reacted negatively to mixed same-store sales results and an internal stock option investigation. Cheesecake Factory was sold out of the portfolio due to concerns around the valuation and declining average unit volumes and unit growth rates.

Industrial and health care sectors enhance returns

Strong stock selection within the industrial and health care sectors also enhanced fund performance. Precision Castparts (0.9% of net assets), a producer of metal components and products for industrial and aerospace applications, was among the top performers, up 51% over the period. The stock benefited from a strong aerospace cycle and value enhancing acquisitions. Expeditors International of Washington (0.4% of net assets), a logistics services company, also performed well. On the downside, Genesee & Wyoming was hurt by Hurricane Stan's effect on its Mexican operations, and we sold the position. In health care, health insurance provider Humana (0.4% of net assets) performed well as it expanded its customer base and reported strong year over earnings growth. Amylin Pharmaceuticals was another strong contributor, as the launch of Byetta, a drug for treating diabetes, aided the stock's performance early in the year. We took profits in Amylin before the stock retreated in the second half of the year. Kyphon, a medical device company supplying products used in surgical spine procedures, was a negative

1The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Information contained herein is no represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Mid Cap Growth
Fund, Variable Series (Continued)

contributor due to concerns over a competing product from Medtronic, and was sold from the portfolio.

Stellar performance in financials and telecom services

The financial sector performed well during the year and the fund benefited from having a large overweight in the group. Chicago Mercantile Exchange (0.6% of net assets) was the top contributor in the sector having benefited from growth in derivatives trading. Stock selection combined with an overweight in telecommunication services, resulted in outperformance. Leap Wireless (1.0% of net assets) and Level 3 Communications (sold from the portfolio) were the two best performers, with returns of 57% and 68% for the year, respectively.

Some sectors performed better than others

The fund experienced relative underperformance in the information technology, energy and consumer staple sectors. QUALCOMM declined 20%, due to disputes over its licensing program, and the stock was sold from the portfolio. Although Citrix Systems and SanDisk (0.5% and 0.5% of net assets, respectively) were disappointing, we continue to hold them given the attractive valuations and growth prospects in 2007 and beyond. After producing outsized returns in prior years, Peabody Energy declined 21% because of a falling commodity price and rising stockpiles at the utilities, and the stock was sold. An underweight in consumer staples helped performance, but owning Dean Foods (0.7% of net assets) detracted from performance. With rising competition and upward pressure in raw materials, Dean Foods could not meet expectations. Nevertheless, we are optimistic on Dean Foods as the company's products are well aligned with growing health and wellness trends.

Looking forward to 2007

We have adjusted the portfolio to reflect our expectations for slowing economic growth by trimming the fund's exposure to cyclical, industrial and material stocks as well as certain parts of the energy sector. We have found attractive investment opportunities in consumer staples, health care, and telecommunication services but we continue to screen the entire universe for attractively valued growth companies with superior business models, rising margins, and improving returns on capital.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

3

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 100.0%
	Consumer discretionary — 19.8%
	Automobiles — 0.4%
3,950	Harley-Davidson, Inc.	$278,356
	Hotels, restaurants & leisure — 6.0%
8,445	Brinker International, Inc.	254,701
5,670	Darden Restaurants, Inc.	227,764
7,080	Harrah's Entertainment, Inc.	585,658
18,830	Hilton Hotels Corp.	657,167
11,920	International Game Technology, Inc.	550,704
12,010	Marriott International, Inc., Class A	573,117
7,580	Scientific Games Corp., Class A(a)	229,143
4,890	Starwood Hotels & Resorts Worldwide, Inc.	305,625
7,880	Yum! Brands, Inc.	463,344
		3,847,223
	Household durables — 1.4%
2,210	Black & Decker Corp.	176,734
6,400	Centex Corp.	360,128
11,460	Newell Rubbermaid, Inc.	331,767
		868,629
	Internet & catalog retail — 0.8%
7,470	Liberty Media Holding Corp., Interactive Series A(a)	161,128
3,520	Nutri/System, Inc.(a)	223,133
3,720	Priceline.com, Inc.(a)	162,229
		546,490
	Media — 2.1%
7,420	EchoStar Communications Corp., Class A(a)	282,183
21,890	Grupo Televisa SA, ADR	591,249
4,350	Lamar Advertising Co., Class A(a)	284,446
9,380	Regal Entertainment Group, Class A	199,982
		1,357,860
	Multiline retail — 2.4%
8,540	J.C. Penney Co., Inc.	660,654
17,981	Nordstrom, Inc.	887,183
		1,547,837
	Specialty retail — 3.2%
1,670	Autozone, Inc.(a)	192,985
11,670	GameStop Corp., Class A(a)	643,134
7,660	Office Depot, Inc.(a)	292,382
10,550	PETSMART, Inc.	304,473
20,890	TJX Companies, Inc.	595,783
		2,028,757

Shares		Value
	Textiles, apparel & luxury goods — 3.5%
13,023	Carter's, Inc.(a)	$332,087
31,144	Coach, Inc.(a)	1,337,946
8,420	Phillips-Van Heusen Corp.	422,431
1,882	Polo Ralph Lauren Corp.	146,156
		2,238,620
		12,713,772
	Consumer staples — 5.7%
	Beverages — 1.0%
10,440	Hansen Natural Corp.(a)	351,619
10,260	Pepsi Bottling Group, Inc.	317,137
		668,756
	Food & staples retailing — 0.6%
11,990	Kroger Co.	276,609
2,000	Whole Foods Market, Inc.	93,860
		370,469
	Food products — 2.7%
6,580	Campbell Soup Co.	255,896
9,810	Dean Foods Co.(a)	414,767
8,580	H.J. Heinz Co.	386,186
5,705	Hershey Co.	284,109
9,690	McCormick & Co., Inc.	373,646
		1,714,604
	Personal products — 0.9%
4,690	Alberto-Culver Co.	100,601
7,880	Avon Products, Inc.	260,355
5,950	Estee Lauder Companies, Inc., Class A	242,879
		603,835
	Tobacco — 0.5%
5,470	UST, Inc.	318,354
		3,676,018
	Energy — 7.4%
	Energy equipment & services — 3.3%
16,070	BJ Services Co.	471,172
3,490	Diamond Offshore Drilling, Inc.	278,991
6,810	FMC Technologies, Inc.(a)	419,700
7,620	Grant Prideco, Inc.(a)	303,047
6,550	National-Oilwell Varco, Inc.(a)	400,729
6,480	Smith International, Inc.	266,134
		2,139,773
	Oil, gas & consumable fuels — 4.1%
8,160	Cameco Corp.	330,072
20,530	Chesapeake Energy Corp.	596,396
17,310	Denbury Resources, Inc.(a)	481,045
7,710	Helix Energy Solutions Group, Inc.(a)	241,863
3,962	Petroplus Holdings AG(a)	240,614
16,050	Range Resources Corp.	440,733
8,050	Southwestern Energy Co.(a)	282,153
		2,612,876
		4,752,649

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Financials — 10.0%
	Capital markets — 4.2%
6,660	Affiliated Managers Group, Inc.(a)	$700,166
2,775	Bear Stearns Companies, Inc.	451,714
10,660	E*TRADE Financial Corp.(a)	238,997
5,140	Investment Technology Group, Inc.(a)	220,403
7,500	Lazard Ltd., Class A	355,050
13,380	T. Rowe Price Group, Inc.	585,643
10,050	TD Ameritrade Holding Corp.(a)	162,609
		2,714,582
	Commercial banks — 1.9%
5,310	City National Corp.	378,072
8,890	East West Bancorp, Inc.	314,884
6,210	Zions Bancorporation	511,952
		1,204,908
	Diversified financial services — 0.6%
770	Chicago Mercantile Exchange Holdings, Inc., Class A	392,508
	Insurance — 1.5%
7,770	Ambac Financial Group, Inc.	692,074
5,230	Hanover Insurance Group, Inc.	255,224
		947,298
	Real estate investment trusts (REITs) — 0.8%
9,410	CapitalSource, Inc.	256,987
4,930	General Growth Properties, Inc.	257,494
		514,481
	Real estate management & development — 1.0%
11,890	CB Richard Ellis Group, Inc., Class A	394,748
4,267	St. Joe Co.	228,583
		623,331
		6,397,108
	Health care — 15.0%
	Biotechnology — 1.7%
8,640	Celgene Corp.(a)	497,059
3,650	Cephalon, Inc.(a)	256,996
5,170	Medimmune, Inc.(a)	167,353
5,080	Vertex Pharmaceuticals, Inc.(a)	190,094
		1,111,502
	Health care equipment & supplies — 4.7%
4,070	Beckman Coulter, Inc.	243,386
5,620	Biomet, Inc.	231,937
3,970	C.R. Bard, Inc.	329,391
12,440	Cytyc Corp.(a)	352,052
6,530	Dade Behring Holdings, Inc.	259,959
7,370	DENTSPLY International, Inc.	219,995
4,840	Gen-Probe, Inc.(a)	253,471
3,930	Hospira, Inc.(a)	131,969
2,890	ResMed, Inc.(a)	142,246
10,590	St. Jude Medical, Inc.(a)	387,171

Shares		Value
	Health care equipment & supplies — (continued)
9,890	Varian Medical Systems, Inc.(a)	$470,467
		3,022,044
	Health care providers & services — 4.7%
4,380	Coventry Health Care, Inc.(a)	219,219
6,150	DaVita, Inc.(a)	349,812
5,610	Express Scripts, Inc.(a)	401,676
5,760	Henry Schein, Inc.(a)	282,125
4,863	Humana, Inc.(a)	268,972
6,080	Laboratory Corp. of America Holdings(a)	446,698
5,650	Manor Care, Inc.	265,098
5,030	McKesson Corp.	255,021
7,610	Patterson Companies, Inc.(a)	270,231
4,950	Quest Diagnostics, Inc.	262,350
		3,021,202
	Health care technology — 0.4%
8,880	IMS Health, Inc.	244,022
	Life sciences tools & services — 2.3%
3,270	Covance, Inc.(a)	192,636
5,520	Invitrogen Corp.(a)	312,377
11,950	Thermo Fisher Scientific, Inc.(a)	541,215
7,930	Waters Corp.(a)	388,332
		1,434,560
	Pharmaceuticals — 1.2%
6,590	Allergan, Inc.	789,087
		9,622,417
	Industrials — 13.5%
	Aerospace & defense — 3.2%
4,341	Alliant Techsystems, Inc.(a)	339,423
12,800	BE Aerospace, Inc.(a)	328,704
7,654	Precision Castparts Corp.(a)	599,155
8,750	Rockwell Collins, Inc.(a)	553,788
7,660	Spirit Aerosystems Holdings, Inc., Class A(a)	256,380
		2,077,450
	Air freight & logistics — 0.9%
8,020	C.H. Robinson Worldwide, Inc.	327,938
6,692	Expeditors International of Washington, Inc.	271,026
		598,964
	Airlines — 0.4%
8,030	Gol Linhas Aereas Inteligentes SA, ADR	230,220
	Commercial services & supplies — 3.1%
5,340	Corporate Executive Board Co.	468,318
4,740	Dun & Bradstreet Corp.(a)	392,424
5,140	Equifax, Inc.	208,684
7,120	Monster Worldwide, Inc.(a)	332,077
12,950	Robert Half International, Inc.	480,704
1,860	Stericycle, Inc.(a)	140,430
		2,022,637

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Construction & engineering — 0.3%
2,130	Jacobs Engineering Group, Inc.(a)	$173,680
	Electrical equipment — 0.8%
4,230	Rockwell Automation, Inc.	258,368
5,500	Roper Industries, Inc.	276,320
		534,688
	Machinery — 3.0%
4,260	Gardner Denver, Inc.(a)	158,941
13,478	Joy Global, Inc.	651,526
12,180	Terex Corp.(a)	786,584
10,420	Timken Co.	304,056
		1,901,107
	Marine — 0.5%
4,880	American Commercial Lines, Inc.(a)	319,689
	Road & rail — 1.0%
7,270	CSX Corp.	250,306
10,860	Landstar System, Inc.	414,635
		664,941
	Trading companies & distributors — 0.3%
2,860	WESCO International, Inc.(a)	168,197
		8,691,573
	Information technology — 18.3%
	Communications equipment — 1.5%
3,720	F5 Networks, Inc.(a)	276,061
10,080	Harris Corp.	462,269
18,860	Tellabs, Inc.(a)	193,503
		931,833
	Computers & peripherals — 1.8%
16,130	Network Appliance, Inc.(a)	633,587
7,570	SanDisk Corp.(a)	325,737
9,290	Western Digital Corp.(a)	190,073
		1,149,397
	Electronic equipment & instruments — 1.0%
4,830	Amphenol Corp., Class A	299,847
6,920	Jabil Circuit, Inc.	169,886
3,962	Trimble Navigation Ltd.(a)	200,992
		670,725
	Internet software & services — 0.9%
5,085	Akamai Technologies, Inc.(a)	270,115
4,380	Equinix, Inc.(a)	331,216
		601,331
	IT services — 3.5%
9,010	Alliance Data Systems Corp.(a)	562,855
11,380	Cognizant Technology Solutions Corp., Class A(a)	878,081
7,700	Fiserv, Inc.(a)	403,634
9,910	Paychex, Inc.	391,841
		2,236,411

Shares		Value
	Semiconductors & semiconductor equipment — 4.9%
5,520	Intersil Corp., Class A(a)	$132,038
6,650	KLA-Tencor Corp.	330,838
4,110	Lam Research Corp.(a)	208,048
16,460	Marvell Technology Group Ltd.(a)	315,867
18,950	MEMC Electronic Materials, Inc.(a)	741,703
12,240	National Semiconductor Corp.	277,848
19,140	NVIDIA Corp.(a)	708,372
11,967	Qimonda AG, ADR(a)	209,542
9,790	Xilinx, Inc.	233,100
		3,157,356
	Software — 4.7%
18,640	Activision, Inc.(a)	321,354
8,090	Amdocs Ltd.(a)	313,487
9,650	Autodesk, Inc.(a)	390,439
16,350	BEA Systems, Inc.(a)	205,683
8,650	BMC Software, Inc.(a)	278,530
11,437	Citrix Systems, Inc.(a)	309,371
5,120	Electronic Arts, Inc.(a)	257,843
6,750	Hyperion Solutions Corp.(a)	242,595
14,200	Intuit, Inc.(a)	433,242
3,160	Salesforce.com, Inc.(a)	115,182
3,990	THQ, Inc.(a)	129,755
		2,997,481
		11,744,534
	Materials — 3.8%
	Chemicals — 0.6%
2,430	Potash Corp. of Saskatchewan, Inc.	348,656
	Construction materials — 0.7%
3,790	Florida Rock Industries, Inc.	163,160
3,400	Vulcan Materials Co.	305,558
		468,718
	Metals & mining — 2.5%
3,750	Allegheny Technologies, Inc.	340,050
4,640	Freeport-McMoRan Copper & Gold, Inc., Class B	258,587
3,420	Phelps Dodge Corp.	409,442
4,270	Titanium Metals Corp.(a)	126,008
32,410	Zinifex Ltd.	479,592
		1,613,679
		2,431,053
	Telecommunication services — 4.9%
	Wireless telecommunication services — 4.9%
23,000	American Tower Corp., Class A(a)	857,440
17,040	Crown Castle International Corp.(a)	550,392
11,089	Leap Wireless International, Inc.(a)	659,463
4,860	Millicom International Cellular SA(a)	299,570
10,100	NII Holdings, Inc.(a)	650,844
4,810	SBA Communications Corp., Class A(a)	132,275
		3,149,984

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Utilities — 1.6%
	Gas utilities — 0.4%
3,090	Questar Corp.	$256,624
	Independent power producers & energy traders — 1.2%
34,740	AES Corp.(a)	765,670
		1,022,294
	Total common stocks (cost of $58,562,302)	64,201,402
Par
	Short-term obligation — 1.3%
$804,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a U.S. Treasury Note maturing 01/19/16, market value of $824,100 (repurchase proceeds $804,465)	804,000

Total short-term obligation (Cost of $804,000)		804,000
Total investments (Cost of $59,366,302)(b)	101.3%	65,005,402
Other assets & liabilities, net	(1.3)%	(806,046)
Net assets	100.0%	$64,199,356

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $59,379,842.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	19.8%
Information technology	18.3
Health care	15.0
Industrials	13.5
Financials	10.0
Energy	7.4
Consumer staples	5.7
Telecommunication services	4.9
Materials	3.8
Utilities	1.6
100.0
Short-term obligation	1.3
Other assets & liabilities, net	(1.3)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
7

Columbia Mid Cap Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$59,366,302
Investments, at value	65,005,402
Cash	298
Receivable for:
Investments sold	526,338
Interest	349
Dividends	20,718
Foreign tax reclaims	2,740
Expense reimbursement due from Investment Advisor	20,115
Total assets	65,575,960
Liabilities:
Payable for:
Investments purchased	1,182,648
Fund shares repurchased	64,187
Investment advisory fee	35,809
Administration fee	7,447
Transfer agent fee	268
Pricing and bookkeeping fees	5,658
Trustees' fees	38,134
Audit fee	28,328
Custody fee	612
Service fees	2
Chief compliance officer expenses	1,420
Other liabilities	12,091
Total liabilities	1,376,604
Net assets	$64,199,356
Composition of net assets:
Paid-in capital	$46,418,175
Undistributed net investment income	65,086
Accumulated net realized gain	12,076,996
Net unrealized appreciation (depreciation) on:
Investments	5,639,100
Foreign currency translations	(1)
Net assets	$64,199,356
Class A:
Net assets	$64,188,640
Shares outstanding	7,247,985
Net asset value per share	$8.86
Class B: (a)
Net assets	$10,716
Shares outstanding	1,211
Net asset value per share	$8.85

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Mid Cap Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $5,087)	$519,462
Interest	197,993
Total investment income	717,455
Expenses:
Investment advisory fee	421,951
Administration fee	84,013
Service fee:
Class A	122,067
Class B	6
Transfer agent fee	610
Pricing and bookkeeping fees	68,669
Trustees' fees	18,980
Custodian fees	22,607
Chief compliance officer expenses	4,278
Other expenses	73,777
Total expenses	816,958
Fees and expenses waived or reimbursed by investment advisor and/or distributor (see note 4)	(24,035)
Fees waived by Distributor – Class A	(122,067)
Custody earnings credit	(21,714)
Net expenses	649,142
Net investment income	68,313
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on:
Investments	12,231,112
Foreign currency transactions	(3,227)
Net realized gain	12,227,885
Net change in unrealized depreciation on:
Investments	(1,705,921)
Foreign currency translations	(1)
Net change in unrealized depreciation	(1,705,922)
Net gain	10,521,963
Net increase in net assets from operations	$10,590,276

See Accompanying Notes to Financial Statements.
9

Columbia Mid Cap Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$68,313	$(76,052)
Net realized gain on investments and foreign currency transactions	12,227,885	2,974,813
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(1,705,922)	543,912
Net increase from operations	10,590,276	3,442,673
Distributions declared to shareholders:
From net realized gains	(3,051,847)	(4,387,803)
Share transactions:
Class A:
Subscriptions	1,079,094	5,266,557
Distributions reinvested	3,051,847	4,387,803
Redemptions	(11,435,997)	(3,986,614)
Net increase (decrease)	(7,305,056)	5,667,746
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase (decrease) from share transactions	(7,295,056)	5,667,746
Total increase in net assets	243,373	4,722,616
Net assets:
Beginning of period	63,955,983	59,233,367
End of period	64,199,356	63,955,983
Undistributed net investment income at end of period	$65,086	$—
Changes in shares:
Class A:
Subscriptions	125,734	683,575
Issued for distributions reinvested	374,001	581,937
Redemptions	(1,325,262)	(507,849)
Net increase (decrease)	(825,527)	757,663
Class B:
Subscriptions	1,211	—
Net increase	1,211	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
10

[This page intentionally left blank]

11

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

		Income from investment operations			Less distributions declared to shareholders
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	From net realized gains	Net asset value, end of period	Total return(b)
Class A
Year ended 12/31/2006(d)(e)	$7.92	$0.01	$1.35	$1.36	$(0.42)	$8.86	17.69	%(f)
Year ended 12/31/2005	8.10	(0.01)	0.40	0.39	(0.57)	7.92	5.19	(f)
Year ended 12/31/2004	7.10	(0.03)	1.03	1.00	—	8.10	14.08	(f)
Year ended 12/31/2003	5.57	(0.03)	1.56	1.53	—	7.10	27.47
Year ended 12/31/2002	8.44	(0.02)	(2.85)	(2.87)	—	5.57	(34.00)

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended December 31, 2005 and 2006, which had an impact of 0.04% and 0.03%, respectively.

(d)  On May 1, 2006, Nations Marsico MidCap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(e)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
12

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Operating expenses(c)	Interest expense		Total expenses(c)	Net investment income (loss)(c)	Waiver/ reimbursement	Portfolio turnover rate	Net assets, end of period (000's)
Class A
Year ended 12/31/2006(d)(e)	1.00%	—		1.00%	0.11%	0.22%	176%	$64,189
Year ended 12/31/2005	1.00	—		1.00	(0.13)	0.33	57	63,956
Year ended 12/31/2004	1.00	—	%(g)	1.00	(0.49)	0.38	151	59,233
Year ended 12/31/2003	1.00	—		1.00	(0.41)	0.48	56	38,540
Year ended 12/31/2002	1.00	—		1.00	(0.38)	1.02	49	12,641

See Accompanying Notes to Financial Statements.
13

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico MidCap Growth Portfolio and the Trust was renamed Nations Separate Account Trust. Effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

Investment Goal: The Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

14

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(3,227)	$3,227	$—

15

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income* $2,137,371	$—
Long-Term Capital Gains 914,476	4,387,803

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$6,351,093	$5,852,034	$5,625,560

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$6,732,901
Unrealized depreciation	(1,107,341)
Net unrealized appreciation	$5,625,560

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $47,505 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. Statement 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services

16

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, if applicable, was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

17

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and the Distributor have voluntarily agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 1.00% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $105,529,229 and $112,312,068 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had 2 shareholders that held 94.6% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from

18

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum

19

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

20

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Mid Cap Growth Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico MidCap Growth Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

21

Columbia Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2006, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I were as follows:

Columbia Mid Cap Growth Fund, Variable Series	5,861,685

Of the ordinary income (including short-term capital gain) distributions made by Columbia Funds Variable Insurance Trust I during the fiscal year ended December 31, 2006, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Columbia Mid Cap Growth Fund, Variable Series	0.04%

22

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

23

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

24

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Mid Cap Growth Fund, Variable Series (the "Fund"). The investment advisory agreement with CMA is referred to as an "Advisory Agreement."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

25

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board engaged in further analysis of the Fund because its investment performance over a three-year period was appreciably below the median range of its Peer Group. However, the Board noted other factors, including that the Fund's total expense ratio was not appreciably outside the median range of its Peer Group or Universe, that outweighed the factor noted above.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA clients, based on

26

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

27

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

29

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

30

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

31

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

32

Columbia Mid Cap Growth Fund,
Variable Series

(formerly Nations Marsico MidCap Growth Portfolio)

Columbia Funds Variable Insurance Trust I

Class B

2006 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust I. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust I shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap
Growth Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class B	Beginning account value October 2, 2006	Ending account December 31, 2006	Expenses paid during the period* October 2, 2006 to December 31, 2006
Actual	$1,000.00	$1,074.00	$3.23	**
Hypothetical***	$1,000.00	$1,018.90	$6.36

*  Expenses are equal to the annualized expense ratio of 1.25% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' fiscal period and divided by 365. Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, ending account values would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Actual expenses paid for the period 10/02/06–12/31/06. Hypothetical expenses paid for the period 07/01/06–12/31/06.

***  Assumed 5% return per year before expenses.

1

Columbia Mid Cap
Growth Fund, Variable Series

Portfolio management

Wayne Collette and George Myers,

Co-manage the fund since October 2, 2006

Columbia Management Advisors, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Columbia Mid Cap Growth Fund, Variable Series. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns (as of 12/31/06)

	1 Year	5 Year	Since Inception*
Columbia Mid Cap Growth Fund, VS — B	17.56%	3.48%	0.03%
Russell Midcap Growth Index	10.66%	8.22%	5.51%

*Class B inception date is October 2, 2006.

Class B is a newer class of shares. Its performance information includes returns of the Fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A was initially offered on May 1, 2001.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

For the 12-month period ended December 31, 2006, Columbia Mid Cap Growth Fund, Variable Series generated performance that was significantly higher than its benchmark, the Russell MidCap Growth Index1, and the average return of the Morningstar Mid-Cap Growth Funds VIT Category2. Good stock selection in the consumer discretionary, industrials and health care sectors was key to the portfolio's strong performance.

Strong stock selection in consumer discretionary

Strong stock selection in the consumer discretionary sector enhanced returns as the fund benefited from owning gaming companies, including Las Vegas Sands and Wynn Resorts. Both companies performed well in anticipation of growth opportunities in China's Macau region. Nordstrom and Coach (1.4% and 2.1% of net assets, respectively) were also positive contributors during the year, with both companies reporting better-than-expected sales and profits on strong demand for luxury goods. Cheesecake Factory was the largest disappointment in the sector as the stock reacted negatively to mixed same-store sales results and an internal stock option investigation. Cheesecake Factory was sold out of the portfolio due to concerns around the valuation and declining average unit volumes and unit growth rates.

Industrial and health care sectors enhance returns

Strong stock selection within the industrial and health care sectors also enhanced fund performance. Precision Castparts (0.9% of net assets), a producer of metal components and products for industrial and aerospace applications, was among the top performers, up 51% over the period. The stock benefited from a strong aerospace cycle and value enhancing acquisitions. Expeditors International of Washington (0.4% of net assets), a logistics services company, also performed well. On the downside, Genesee & Wyoming was hurt by Hurricane Stan's effect on its Mexican operations, and we sold the position. In health care, health insurance provider Humana (0.4% of net assets) performed well as it expanded its customer base and reported strong year over earnings growth. Amylin Pharmaceuticals was another strong contributor, as the launch of Byetta, a drug for treating diabetes, aided the stock's performance early in the year. We took profits in Amylin before the stock retreated in the second half of the year. Kyphon, a medical device company supplying products used in surgical spine procedures, was a negative

1The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Information contained herein is no represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2

Columbia Mid Cap
Growth Fund, Variable Series (Continued)

contributor due to concerns over a competing product from Medtronic, and was sold from the portfolio.

Stellar performance in financials and telecom services

The financial sector performed well during the year and the fund benefited from having a large overweight in the group. Chicago Mercantile Exchange (0.6% of net assets) was the top contributor in the sector having benefited from growth in derivatives trading. Stock selection combined with an overweight in telecommunication services, resulted in outperformance. Leap Wireless (1.0% of net assets) and Level 3 Communications (sold from the portfolio) were the two best performers, with returns of 57% and 68% for the year, respectively.

Some sectors performed better than others

The fund experienced relative underperformance in the information technology, energy and consumer staple sectors. QUALCOMM declined 20%, due to disputes over its licensing program, and the stock was sold from the portfolio. Although Citrix Systems and SanDisk (0.5% and 0.5% of net assets, respectively) were disappointing, we continue to hold them given the attractive valuations and growth prospects in 2007 and beyond. After producing outsized returns in prior years, Peabody Energy declined 21% because of a falling commodity price and rising stockpiles at the utilities, and the stock was sold. An underweight in consumer staples helped performance, but owning Dean Foods (0.7% of net assets) detracted from performance. With rising competition and upward pressure in raw materials, Dean Foods could not meet expectations. Nevertheless, we are optimistic on Dean Foods as the company's products are well aligned with growing health and wellness trends.

Looking forward to 2007

We have adjusted the portfolio to reflect our expectations for slowing economic growth by trimming the fund's exposure to cyclical, industrial and material stocks as well as certain parts of the energy sector. We have found attractive investment opportunities in consumer staples, health care, and telecommunication services but we continue to screen the entire universe for attractively valued growth companies with superior business models, rising margins, and improving returns on capital.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

3

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio  December 31, 2006

Shares		Value
	Common stocks — 100.0%
	Consumer discretionary — 19.8%
	Automobiles — 0.4%
3,950	Harley-Davidson, Inc.	$278,356
	Hotels, restaurants & leisure — 6.0%
8,445	Brinker International, Inc.	254,701
5,670	Darden Restaurants, Inc.	227,764
7,080	Harrah's Entertainment, Inc.	585,658
18,830	Hilton Hotels Corp.	657,167
11,920	International Game Technology, Inc.	550,704
12,010	Marriott International, Inc., Class A	573,117
7,580	Scientific Games Corp., Class A(a)	229,143
4,890	Starwood Hotels & Resorts Worldwide, Inc.	305,625
7,880	Yum! Brands, Inc.	463,344
		3,847,223
	Household durables — 1.4%
2,210	Black & Decker Corp.	176,734
6,400	Centex Corp.	360,128
11,460	Newell Rubbermaid, Inc.	331,767
		868,629
	Internet & catalog retail — 0.8%
7,470	Liberty Media Holding Corp., Interactive Series A(a)	161,128
3,520	Nutri/System, Inc.(a)	223,133
3,720	Priceline.com, Inc.(a)	162,229
		546,490
	Media — 2.1%
7,420	EchoStar Communications Corp., Class A(a)	282,183
21,890	Grupo Televisa SA, ADR	591,249
4,350	Lamar Advertising Co., Class A(a)	284,446
9,380	Regal Entertainment Group, Class A	199,982
		1,357,860
	Multiline retail — 2.4%
8,540	J.C. Penney Co., Inc.	660,654
17,981	Nordstrom, Inc.	887,183
		1,547,837
	Specialty retail — 3.2%
1,670	Autozone, Inc.(a)	192,985
11,670	GameStop Corp., Class A(a)	643,134
7,660	Office Depot, Inc.(a)	292,382
10,550	PETSMART, Inc.	304,473
20,890	TJX Companies, Inc.	595,783
		2,028,757

Shares		Value
	Textiles, apparel & luxury goods — 3.5%
13,023	Carter's, Inc.(a)	$332,087
31,144	Coach, Inc.(a)	1,337,946
8,420	Phillips-Van Heusen Corp.	422,431
1,882	Polo Ralph Lauren Corp.	146,156
		2,238,620
		12,713,772
	Consumer staples — 5.7%
	Beverages — 1.0%
10,440	Hansen Natural Corp.(a)	351,619
10,260	Pepsi Bottling Group, Inc.	317,137
		668,756
	Food & staples retailing — 0.6%
11,990	Kroger Co.	276,609
2,000	Whole Foods Market, Inc.	93,860
		370,469
	Food products — 2.7%
6,580	Campbell Soup Co.	255,896
9,810	Dean Foods Co.(a)	414,767
8,580	H.J. Heinz Co.	386,186
5,705	Hershey Co.	284,109
9,690	McCormick & Co., Inc.	373,646
		1,714,604
	Personal products — 0.9%
4,690	Alberto-Culver Co.	100,601
7,880	Avon Products, Inc.	260,355
5,950	Estee Lauder Companies, Inc., Class A	242,879
		603,835
	Tobacco — 0.5%
5,470	UST, Inc.	318,354
		3,676,018
	Energy — 7.4%
	Energy equipment & services — 3.3%
16,070	BJ Services Co.	471,172
3,490	Diamond Offshore Drilling, Inc.	278,991
6,810	FMC Technologies, Inc.(a)	419,700
7,620	Grant Prideco, Inc.(a)	303,047
6,550	National-Oilwell Varco, Inc.(a)	400,729
6,480	Smith International, Inc.	266,134
		2,139,773
	Oil, gas & consumable fuels — 4.1%
8,160	Cameco Corp.	330,072
20,530	Chesapeake Energy Corp.	596,396
17,310	Denbury Resources, Inc.(a)	481,045
7,710	Helix Energy Solutions Group, Inc.(a)	241,863
3,962	Petroplus Holdings AG(a)	240,614
16,050	Range Resources Corp.	440,733
8,050	Southwestern Energy Co.(a)	282,153
		2,612,876
		4,752,649

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Financials — 10.0%
	Capital markets — 4.2%
6,660	Affiliated Managers Group, Inc.(a)	$700,166
2,775	Bear Stearns Companies, Inc.	451,714
10,660	E*TRADE Financial Corp.(a)	238,997
5,140	Investment Technology Group, Inc.(a)	220,403
7,500	Lazard Ltd., Class A	355,050
13,380	T. Rowe Price Group, Inc.	585,643
10,050	TD Ameritrade Holding Corp.(a)	162,609
		2,714,582
	Commercial banks — 1.9%
5,310	City National Corp.	378,072
8,890	East West Bancorp, Inc.	314,884
6,210	Zions Bancorporation	511,952
		1,204,908
	Diversified financial services — 0.6%
770	Chicago Mercantile Exchange Holdings, Inc., Class A	392,508
	Insurance — 1.5%
7,770	Ambac Financial Group, Inc.	692,074
5,230	Hanover Insurance Group, Inc.	255,224
		947,298
	Real estate investment trusts (REITs) — 0.8%
9,410	CapitalSource, Inc.	256,987
4,930	General Growth Properties, Inc.	257,494
		514,481
	Real estate management & development — 1.0%
11,890	CB Richard Ellis Group, Inc., Class A	394,748
4,267	St. Joe Co.	228,583
		623,331
		6,397,108
	Health care — 15.0%
	Biotechnology — 1.7%
8,640	Celgene Corp.(a)	497,059
3,650	Cephalon, Inc.(a)	256,996
5,170	Medimmune, Inc.(a)	167,353
5,080	Vertex Pharmaceuticals, Inc.(a)	190,094
		1,111,502
	Health care equipment & supplies — 4.7%
4,070	Beckman Coulter, Inc.	243,386
5,620	Biomet, Inc.	231,937
3,970	C.R. Bard, Inc.	329,391
12,440	Cytyc Corp.(a)	352,052
6,530	Dade Behring Holdings, Inc.	259,959
7,370	DENTSPLY International, Inc.	219,995
4,840	Gen-Probe, Inc.(a)	253,471
3,930	Hospira, Inc.(a)	131,969
2,890	ResMed, Inc.(a)	142,246
10,590	St. Jude Medical, Inc.(a)	387,171

Shares		Value
	Health care equipment & supplies — (continued)
9,890	Varian Medical Systems, Inc.(a)	$470,467
		3,022,044
	Health care providers & services — 4.7%
4,380	Coventry Health Care, Inc.(a)	219,219
6,150	DaVita, Inc.(a)	349,812
5,610	Express Scripts, Inc.(a)	401,676
5,760	Henry Schein, Inc.(a)	282,125
4,863	Humana, Inc.(a)	268,972
6,080	Laboratory Corp. of America Holdings(a)	446,698
5,650	Manor Care, Inc.	265,098
5,030	McKesson Corp.	255,021
7,610	Patterson Companies, Inc.(a)	270,231
4,950	Quest Diagnostics, Inc.	262,350
		3,021,202
	Health care technology — 0.4%
8,880	IMS Health, Inc.	244,022
	Life sciences tools & services — 2.3%
3,270	Covance, Inc.(a)	192,636
5,520	Invitrogen Corp.(a)	312,377
11,950	Thermo Fisher Scientific, Inc.(a)	541,215
7,930	Waters Corp.(a)	388,332
		1,434,560
	Pharmaceuticals — 1.2%
6,590	Allergan, Inc.	789,087
		9,622,417
	Industrials — 13.5%
	Aerospace & defense — 3.2%
4,341	Alliant Techsystems, Inc.(a)	339,423
12,800	BE Aerospace, Inc.(a)	328,704
7,654	Precision Castparts Corp.(a)	599,155
8,750	Rockwell Collins, Inc.(a)	553,788
7,660	Spirit Aerosystems Holdings, Inc., Class A(a)	256,380
		2,077,450
	Air freight & logistics — 0.9%
8,020	C.H. Robinson Worldwide, Inc.	327,938
6,692	Expeditors International of Washington, Inc.	271,026
		598,964
	Airlines — 0.4%
8,030	Gol Linhas Aereas Inteligentes SA, ADR	230,220
	Commercial services & supplies — 3.1%
5,340	Corporate Executive Board Co.	468,318
4,740	Dun & Bradstreet Corp.(a)	392,424
5,140	Equifax, Inc.	208,684
7,120	Monster Worldwide, Inc.(a)	332,077
12,950	Robert Half International, Inc.	480,704
1,860	Stericycle, Inc.(a)	140,430
		2,022,637

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Construction & engineering — 0.3%
2,130	Jacobs Engineering Group, Inc.(a)	$173,680
	Electrical equipment — 0.8%
4,230	Rockwell Automation, Inc.	258,368
5,500	Roper Industries, Inc.	276,320
		534,688
	Machinery — 3.0%
4,260	Gardner Denver, Inc.(a)	158,941
13,478	Joy Global, Inc.	651,526
12,180	Terex Corp.(a)	786,584
10,420	Timken Co.	304,056
		1,901,107
	Marine — 0.5%
4,880	American Commercial Lines, Inc.(a)	319,689
	Road & rail — 1.0%
7,270	CSX Corp.	250,306
10,860	Landstar System, Inc.	414,635
		664,941
	Trading companies & distributors — 0.3%
2,860	WESCO International, Inc.(a)	168,197
		8,691,573
	Information technology — 18.3%
	Communications equipment — 1.5%
3,720	F5 Networks, Inc.(a)	276,061
10,080	Harris Corp.	462,269
18,860	Tellabs, Inc.(a)	193,503
		931,833
	Computers & peripherals — 1.8%
16,130	Network Appliance, Inc.(a)	633,587
7,570	SanDisk Corp.(a)	325,737
9,290	Western Digital Corp.(a)	190,073
		1,149,397
	Electronic equipment & instruments — 1.0%
4,830	Amphenol Corp., Class A	299,847
6,920	Jabil Circuit, Inc.	169,886
3,962	Trimble Navigation Ltd.(a)	200,992
		670,725
	Internet software & services — 0.9%
5,085	Akamai Technologies, Inc.(a)	270,115
4,380	Equinix, Inc.(a)	331,216
		601,331
	IT services — 3.5%
9,010	Alliance Data Systems Corp.(a)	562,855
11,380	Cognizant Technology Solutions Corp., Class A(a)	878,081
7,700	Fiserv, Inc.(a)	403,634
9,910	Paychex, Inc.	391,841
		2,236,411

Shares		Value
	Semiconductors & semiconductor equipment — 4.9%
5,520	Intersil Corp., Class A(a)	$132,038
6,650	KLA-Tencor Corp.	330,838
4,110	Lam Research Corp.(a)	208,048
16,460	Marvell Technology Group Ltd.(a)	315,867
18,950	MEMC Electronic Materials, Inc.(a)	741,703
12,240	National Semiconductor Corp.	277,848
19,140	NVIDIA Corp.(a)	708,372
11,967	Qimonda AG, ADR(a)	209,542
9,790	Xilinx, Inc.	233,100
		3,157,356
	Software — 4.7%
18,640	Activision, Inc.(a)	321,354
8,090	Amdocs Ltd.(a)	313,487
9,650	Autodesk, Inc.(a)	390,439
16,350	BEA Systems, Inc.(a)	205,683
8,650	BMC Software, Inc.(a)	278,530
11,437	Citrix Systems, Inc.(a)	309,371
5,120	Electronic Arts, Inc.(a)	257,843
6,750	Hyperion Solutions Corp.(a)	242,595
14,200	Intuit, Inc.(a)	433,242
3,160	Salesforce.com, Inc.(a)	115,182
3,990	THQ, Inc.(a)	129,755
		2,997,481
		11,744,534
	Materials — 3.8%
	Chemicals — 0.6%
2,430	Potash Corp. of Saskatchewan, Inc.	348,656
	Construction materials — 0.7%
3,790	Florida Rock Industries, Inc.	163,160
3,400	Vulcan Materials Co.	305,558
		468,718
	Metals & mining — 2.5%
3,750	Allegheny Technologies, Inc.	340,050
4,640	Freeport-McMoRan Copper & Gold, Inc., Class B	258,587
3,420	Phelps Dodge Corp.	409,442
4,270	Titanium Metals Corp.(a)	126,008
32,410	Zinifex Ltd.	479,592
		1,613,679
		2,431,053
	Telecommunication services — 4.9%
	Wireless telecommunication services — 4.9%
23,000	American Tower Corp., Class A(a)	857,440
17,040	Crown Castle International Corp.(a)	550,392
11,089	Leap Wireless International, Inc.(a)	659,463
4,860	Millicom International Cellular SA(a)	299,570
10,100	NII Holdings, Inc.(a)	650,844
4,810	SBA Communications Corp., Class A(a)	132,275
		3,149,984

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2006

Shares		Value
	Utilities — 1.6%
	Gas utilities — 0.4%
3,090	Questar Corp.	$256,624
	Independent power producers & energy traders — 1.2%
34,740	AES Corp.(a)	765,670
		1,022,294
	Total common stocks (cost of $58,562,302)	64,201,402

Par
	Short-term obligation — 1.3%
$804,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by a U.S. Treasury Note maturing 01/19/16, market value of $824,100 (repurchase proceeds $804,465)		804,000
	Total short-term obligation (Cost of $804,000)		804,000
	Total investments (Cost of $59,366,302)(b)	101.3%	65,005,402
	Other assets & liabilities, net	(1.3)%	(806,046)
	Net assets	100.0%	$64,199,356

Notes to investment portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $59,379,842.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	19.8%
Information technology	18.3
Health care	15.0
Industrials	13.5
Financials	10.0
Energy	7.4
Consumer staples	5.7
Telecommunication services	4.9
Materials	3.8
Utilities	1.6
100.0
Short-term obligation	1.3
Other assets & liabilities, net	(1.3)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
7

Columbia Mid Cap Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2006

Assets:
Investments, at cost	$59,366,302
Investments, at value	65,005,402
Cash	298
Receivable for:
Investments sold	526,338
Interest	349
Dividends	20,718
Foreign tax reclaims	2,740
Expense reimbursement due from Investment Advisor	20,115
Total assets	65,575,960
Liabilities:
Payable for:
Investments purchased	1,182,648
Fund shares repurchased	64,187
Investment advisory fee	35,809
Administration fee	7,447
Transfer agent fee	268
Pricing and bookkeeping fees	5,658
Trustees' fees	38,134
Audit fee	28,328
Custody fee	612
Service fees	2
Chief compliance officer expenses	1,420
Other liabilities	12,091
Total liabilities	1,376,604
Net assets	$64,199,356
Composition of net assets:
Paid-in capital	$46,418,175
Undistributed net investment income	65,086
Accumulated net realized gain	12,076,996
Net unrealized appreciation (depreciation) on:
Investments	5,639,100
Foreign currency translations	(1)
Net assets	$64,199,356
Class A:
Net assets	$64,188,640
Shares outstanding	7,247,985
Net asset value per share	$8.86
Class B: (a)
Net assets	$10,716
Shares outstanding	1,211
Net asset value per share	$8.85

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Mid Cap Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2006

Investment income:
Dividends (net of foreign taxes withheld of $5,087)	$519,462
Interest	197,993
Total investment income	717,455
Expenses:
Investment advisory fee	421,951
Administration fee	84,013
Service fee:
Class A	122,067
Class B	6
Transfer agent fee	610
Pricing and bookkeeping fees	68,669
Trustees' fees	18,980
Custodian fees	22,607
Chief compliance officer expenses	4,278
Other expenses	73,777
Total expenses	816,958
Fees and expenses waived or reimbursed by investment advisor and/or distributor (see note 4)	(24,035)
Fees waived by Distributor – Class A	(122,067)
Custody earnings credit	(21,714)
Net expenses	649,142
Net investment income	68,313
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on:
Investments	12,231,112
Foreign currency transactions	(3,227)
Net realized gain	12,227,885
Net change in unrealized depreciation on:
Investments	(1,705,921)
Foreign currency translations	(1)
Net change in unrealized depreciation	(1,705,922)
Net gain	10,521,963
Net increase in net assets from operations	$10,590,276

See Accompanying Notes to Financial Statements.
9

Columbia Mid Cap Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets:	2006(a)	2005
Operations:
Net investment income (loss)	$68,313	$(76,052)
Net realized gain on investments and foreign currency transactions	12,227,885	2,974,813
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(1,705,922)	543,912
Net increase from operations	10,590,276	3,442,673
Distributions declared to shareholders:
From net realized gains	(3,051,847)	(4,387,803)
Share transactions:
Class A:
Subscriptions	1,079,094	5,266,557
Distributions reinvested	3,051,847	4,387,803
Redemptions	(11,435,997)	(3,986,614)
Net increase (decrease)	(7,305,056)	5,667,746
Class B:
Subscriptions	10,000	—
Net increase	10,000	—
Net increase (decrease) from share transactions	(7,295,056)	5,667,746
Total increase in net assets	243,373	4,722,616
Net assets:
Beginning of period	63,955,983	59,233,367
End of period	64,199,356	63,955,983
Undistributed net investment income at end of period	$65,086	$—
Changes in shares:
Class A:
Subscriptions	125,734	683,575
Issued for distributions reinvested	374,001	581,937
Redemptions	(1,325,262)	(507,849)
Net increase (decrease)	(825,527)	757,663
Class B:
Subscriptions	1,211	—
Net increase	1,211	—

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
10

[This page intentionally left blank]

11

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout the period is as follows:

		Income from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain on investments and foreign currency	Total from investment operations	Net asset value, end of period	Total return(b)(c)(d)
Class B
Period Ended 12/31/2006(g)(h)	$8.24	$0.01	$0.60	$0.61	$8.85	7.40%

(a)  Per share data was calculated the using the average shares outstanding during the period.

(b)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an annualized impact of 0.13%.

(f)  Annualized.

(g)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(h)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
12

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights (continued)

	Ratios to average net assets/supplemental data
	Total expenses(e)(f)	Net investment income(e)(f)	Waiver/ reimbursement(f)	Portfolio turnover rate(d)	Net assets, end of period (000's)
Class B
Period Ended 12/31/2006(g)(h)	1.25%	0.52%	0.04%	176%	$11

See Accompanying Notes to Financial Statements.
13

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements  December 31, 2006

Note 1.  Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997 and commenced operations March 27, 1998. Prior to May 1, 2006, the Fund was known as Nations Marsico MidCap Growth Portfolio and the Trust was renamed Nations Separate Account Trust. Effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

Investment Goal: The Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and offers two classes of shares: Class A and Class B. Effective October 2, 2006, the Fund's existing share class was renamed Class A shares and the Class B shares commenced operations. The Fund is made available only to variable annuity and variable life insurance separate accounts issued by participating life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

14

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of operations.

Expenses: General expenses of the Trust are allocated to the Fund based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged directly to the Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared daily and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(3,227)	$3,227	$—

15

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$2,137,371	$—
Long-Term Capital Gains	914,476	4,387,803

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$6,351,093	$5,852,034	$5,625,560

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$6,732,901
Unrealized depreciation	(1,107,341)
Net unrealized appreciation	$5,625,560

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $47,505 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes,an Interpretation of FASB No. Statement 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund under the pricing and bookkeeping agreement (described below).

Pricing and Bookkeeping Fees: Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services

16

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, if applicable, was less than 0.01% of the Fund's average daily net assets.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Prior to October 2, 2006, Class A shares were subject to shareholder servicing and distribution fees at the annual rate of 0.25% of average daily net assets. The Distributor waived 100% of the shareholder servicing and distribution fees for Class A shares.

Fees Paid to Officers and Trustees: All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

17

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of Columbia Treasury Reserves. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of assets and liabilities and the expense is included in "Trustees' fees" on the Statement of operations.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and the Distributor have voluntarily agreed to waive fees and/or reimburse expenses through April 30, 2007 to the extent that total expenses (excluding interest expense and distribution and shareholder servicing fees) exceed 1.00% annually of the Fund's average daily net assets. There is no guarantee that this limitation will continue after April 30, 2007.

Other: Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of operations.

Note 5.  Portfolio Information

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $105,529,229 and $112,312,068 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2006, the Fund had 2 shareholders that held 94.6% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: The Fund invests in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from

18

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum

19

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Columbia Funds Series Trust filed a motion to dismiss this complaint on May 19, 2006, which the Court granted on December 27, 2006. The Plaintiffs have moved to amend or alter the judgment, which motion is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, the plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, the plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006, and the Court signed the stipulation on January 16, 2007.

20

Columbia Mid Cap Growth Fund, Variable Series

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Mid Cap Growth Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) (formerly Nations Marsico MidCap Growth Portfolio, a series of Nations Separate Account Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

21

Columbia Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2006, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I were as follows:

Columbia Mid Cap Growth Fund, Variable Series	5,861,685

Of the ordinary income (including short-term capital gain) distributions made by Columbia Funds Variable Insurance Trust I during the fiscal year ended December 31, 2006, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Columbia Mid Cap Growth Fund, Variable Series	0.04%

22

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

23

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

24

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Mid Cap Growth Fund, Variable Series (the "Fund"). The investment advisory agreement with CMA is referred to as an "Advisory Agreement."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. In some instances, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

25

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board engaged in further analysis of the Fund because its investment performance over a three-year period was appreciably below the median range of its Peer Group. However, the Board noted other factors, including that the Fund's total expense ratio was not appreciably outside the median range of its Peer Group or Universe, that outweighed the factor noted above.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Fund to CMA for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") to the Fund appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A copy of the Consultant's report containing his detailed findings and recommendations follows and is available on the Fund's website at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Fund.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. Tin this regard, the Board concluded that, where the Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

26

Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

27

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

28

Management Fee Evaluation By Independent Fee Consultant (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

29

Management Fee Evaluation By Independent Fee Consultant (continued)

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

30

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

31

Management Fee Evaluation By Independent Fee Consultant (continued)

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

32

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above.  This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders is included in this annual filing. Fee information for fiscal year ended December 31, 2006 also includes fees for one series that was merged into the registrant during the period.  Fee information for fiscal year ended December 31, 2005 also includes fees for three former series of the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 169,100	$232,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 51,000	$50,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 Audit-Related Fees also includes agreed-upon procedures for fund accounting and custody conversions. Audit-Related Fees for fiscal year 2005 also includes agreed-upon procedures for fund mergers.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 27,000	$80,700

Tax Fees consist primarily of the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2006 and 2005, Tax Fees include the review of final tax returns.  Tax Fees for fiscal year 2005 also includes agreed-upon procedures related to fund mergers.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 1,300	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 791,500	$361,600

In both fiscal years 2006 and 2005, All Other Fees consist of internal control reviews of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 870,800	$493,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 27, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 27, 2007